   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1998



                                                                File No. 2-89729
                                                               File No. 811-3980

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ------------------

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]



                      POST-EFFECTIVE AMENDMENT NO. 46                        [x]



                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]



                             AMENDMENT NO. 49                                [x]



                                   MAS FUNDS
                          --------------------------
                          (Exact Name of Registrant)
                      c/o Miller Anderson & Sherrerd, LLP
                               One Tower Bridge
                                 P.O. Box 868
                       West Conshohocken, PA 19428-0868
              --------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (610) 940-5065

                             Ms. Lorraine Truten
                               One Tower Bridge
                       West Conshohocken, PA 19428-0868
                    ---------------------------------------
                    (Name and Address of Agent for Service)
                                  Copies to:

                          John H. Grady, Jr. Esquire
                          Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                            Washington, D.C. 20036



--------------------------------------------------------------------------------
    Title of Securities Being Registered . . . Units of Beneficial Interest


--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box)



    X Immediately upon filing pursuant to paragraph (b), or On [date] pursuant to paragraph (b), or 60 days after filing pursuant to paragraph (a), or On [date] pursuant to paragraph (a) of Rule 485, or 75 days after filing pursuant to paragraph (a) of Rule 485.

--------------------------------------------------------------------------------

                                   MAS FUNDS



                        POST-EFFECTIVE AMENDMENT NO. 46
                             CROSS REFERENCE SHEET



Na ITEM NO.                                            LOCATION

==============================================================================================

PART A

 Item 1.   Cover Page                                  Cover Page
 Item 2.   Synopsis                                    Prospectus Summary
 Item 3.   Condensed Financial Information             Financial Highlights
 Item 4.   General Description of Registrant           Investment Limitations; Portfolio

                                                       Summary;  Prospectus Glossary:
                                                       Strategies and Investments; Risk
                                                       Factors; Fund Expenses; General
                                                       Shareholder Information; Other
                                                       Information

 Item 5.   Management of the Fund                      Investment Adviser; Administrative
                                                       Services; Shareholder Services;
                                                       General Distribution Agent; Portfolio
                                                       Management; Trustees and Officers;
                                                       Other Information
 Item 6.   Capital Stock and Other Securities          Dividends, Capital Gains,
                                                       Distributions and Taxes; Valuation of
                                                       Shares; Portfolio Transactions; Other
                                                       Information
 Item 7.   Purchase of Securities Being Offered        Purchase of Shares; Redemption of
                                                       Shares

 Item 8.   Redemption or Repurchase                    Purchase of Shares; Redemption of
                                                       Shares

 Item 9.   Pending Legal Proceedings
           Litigation

PART B



 Item 10.   Cover Page                                 Cover Page
 Item 11.   Table of Contents                          Table of Contents
 Item 12.   General Information and History            Business History


Na ITEM NO.                                            LOCATION

==========================================================================================


Item 13.   Investment Objectives and Policies          Investment Objectives and Policies;
                                                       Investment Limitations; Appendix:
                                                       Description of Securities and Ratings
Item 14.   Management of the Registrant                Management of the Fund
Item 15.   Control Persons and Principal
               Holders of Securities                   Management of the Fund
Item 16.   Investment Advisory and Other
               Services                                Investment Adviser; Shareholder
                                                       Services; Distributor For Fund;

Item 17.   Brokerage Allocation                        Portfolio Transactions
Item 18.   Capital Stock and Other Securities          General Information - Description of
                                                       Shares and Voting Rights
Item 19.   Purchase, Redemption, and Pricing
           of Securities Being Offered                 Purchase of Shares; Redemption of
                                                       Shares
Item 20.   Tax Status                                  Tax Considerations
Item 21.   Underwriters                                Distributor for Funds
Item 22.   Calculation of Yield Quotations             Computation of Yield and Calculation
                                                       of Total Return; Performance
Item 23.   Financial Statements                        Financial Statements



Part C



Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
   MAS                                            INSTITUTIONAL CLASS PROSPECTUS
---------
MAS FUNDS

                                January 31, 1998


--------------------------------------------------------------------------------
Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-seven portfolios, twenty-five of which are described in this Prospectus. The Fund's Small Cap Value Portfolio is not currently being offered to new investors. This Prospectus offers the Institutional Class Shares of these twenty-five portfolios.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares of the Cash Reserves Portfolio are neither insured nor guaranteed by the U.S. Government. The portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.
--------------------------------------------------------------------------------

                            PORTFOLIO PAGE REFERENCE



How to Use This Prospectus:           3      Fixed Income:                               Balanced:
                                                  Cash Reserves                   22          Balanced                        36
Portfolio Summaries:                              Domestic Fixed Income           23          Multi-Asset-Class               37
                                                  Fixed Income                    24          Balanced Plus                   38
Equity:                                           Fixed Income II                 25
     Equity                          17           Global Fixed Income             26     Prospectus Glossary:
     Growth                          17           High Yield                      27          Strategies                      39
     International Equity            18           Intermediate Duration           28          Investments                     44
     Emerging Markets Value          18           International Fixed Income      29
     Mid Cap Growth                  19           Limited Duration                30     General Shareholder
     Mid Cap Value                   19           Mortgage-Backed Securities      31          Information:                    54
     Small Cap Value                 20           Municipal                       32
     Value                           21           PA Municipal                    33     Table of Contents:           Back Cover
                                                  Special Purpose Fixed Income    34
                                                  Multi-Market Fixed Income       35

--------------------------------------------------------------------------------
This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1998 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
        THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.


Miller
Anderson
& Sherrerd, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
--------------------------------------------------------------------------------

EXPENSE SUMMARY - INSTITUTIONAL CLASS SHARES

The following tables illustrate the various expenses and fees that a shareholder in a portfolio will incur either directly or indirectly. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

            Shareholder Transaction Expenses:
            Sales Load Imposed on Purchases                             None
            Sales Load Imposed on Reinvested Dividends                  None
            Redemption Fees                                             None
            Exchange Fees                                               None

            Annual Fund Operating Expenses:
            (as a percentage of average net assets after fee waivers)
            12b-1 Fees                                                  None
            Shareholder Servicing Fee                                   None



                                                        Investment                   Total
                                                         Advisory      Other        Operating
                  Portfolio                                Fees       Expenses      Expenses
---------------------------------------------------------------------------------------------
Equity                                                    0.500%       0.100%        0.600%
Growth                                                    0.500        0.100**       0.600
International Equity                                      0.500        0.150         0.650
Emerging Markets Value (formerly, Emerging Markets)       0.503*       0.677         1.180
Mid Cap Growth                                            0.500        0.130         0.630
Mid Cap Value                                             0.750        0.130         0.880
Small Cap Value                                           0.750        0.100         0.850
Value                                                     0.500        0.100         0.600
Cash Reserves                                             0.204*       0.116         0.320
Domestic Fixed Income                                     0.375*       0.125         0.500
Fixed Income                                              0.375        0.105         0.480
Fixed Income II                                           0.375        0.125         0.500
Global Fixed Income                                       0.375        0.195         0.570
High Yield                                                0.375        0.125         0.500
Intermediate Duration                                     0.375        0.125         0.500
International Fixed Income                                0.375        0.155         0.530
Limited Duration                                          0.300        0.120         0.420
Mortgage-Backed Securities                                0.318*       0.182         0.500
Municipal                                                 0.352*       0.148         0.500
PA Municipal                                              0.281*       0.219         0.500
Special Purpose Fixed Income                              0.375        0.105         0.480
Multi-Market Fixed Income                                 0.350*       0.230**       0.580
Balanced                                                  0.450        0.130         0.580
Multi-Asset-Class                                         0.594*       0.186         0.780
Balanced Plus                                             0.550        0.150**       0.700

      The Total Operating Expense ratios reflected in the table above may be higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets. Amounts in the above table have been restated to reflect current fees and expenses.

      * Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Emerging Markets Value, Cash Reserves, Mortgage-Backed Securities, Municipal, PA Municipal, Multi-Market Fixed Income and Multi-Asset-Class Portfolios from exceeding 1.18%, 0.32%, 0.50%, 0.50%, 0.50%, 0.58% and
      0.78%, respectively. Absent such waivers and/or reimbursements by the Adviser, Total Operating Expenses would be 1.427%, 0.366%, 0.557%, 0.523%, 0.594%, 0.680% and 0.836%, for the Emerging Markets Value, Cash Reserves, Mortgage-Backed Securities, Municipal, PA Municipal, Multi-Market Fixed Income and Multi-Asset-Class Portfolios, respectively.

**Other expenses are based on estimated amounts for the current year.



--------------------------------------------------------------------------------
MAS Fund - 2           Terms in bold type are defined in the Prospectus Glossary

EXAMPLE


The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. For portfolios with less than 10 months of operations, only the 1 and 3 year examples are shown, which are based on estimated expenses.



            Portfolio                                   1 year    3 year    5 year    10 year
---------------------------------------------------------------------------------------------
Equity                                                   $  6      $ 19      $ 33      $ 75
Growth                                                      6        19        --        --
International Equity                                        7        21        36        81
Mid Cap Growth                                              6        20        35        79
Emerging Markets Value (formerly, Emerging Markets)        12        37        65       143
Mid Cap Value                                               9        28        49       108
Small Cap Value                                             9        27        47       105
Value                                                       6        19        33        75
Cash Reserves                                               3        10        18        41
Domestic Fixed Income                                       5        16        28        63
Fixed Income                                                5        15        27        60
Fixed Income II                                             5        16        28        63
Global Fixed Income                                         6        18        32        71
High Yield                                                  5        16        28        63
Intermediate Duration                                       5        16        28        63
International Fixed Income                                  5        17        30        66
Limited Duration                                            4        13        24        53
Mortgage-Backed Securities                                  5        16        28        63
Municipal                                                   5        16        28        63
PA Municipal                                                5        16        28        63
Special Purpose Fixed Income                                5        15        27        60
Multi-Market Fixed Income                                   6        19       --        --
Balanced                                                    6        19        32        73
Multi-Asset-Class                                           8        25        43        97
Balanced Plus                                               7        22       --        --
---------------------------------------------------------------------------------------------


                           HOW TO USE THIS PROSPECTUS


A PROSPECTUS SUMMARY begins on page 4;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page
6;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 15;

SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 17;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 39; and

GENERAL SHAREHOLDER INFORMATION begins on page 54.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 3

SUMMARY INFORMATION:


The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.


Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-income portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

The Global Fixed Income, International Fixed Income and Emerging Markets Value Portfolios are Non-Diversified for purposes of the Investment Company Act of 1940 (the "1940 Act"), meaning that they may invest a greater percentage of assets in the securities of one issuer than the other portfolios. Each other portfolio is diversified.


RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each Portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;


o Fixed-Income Securities will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of Fixed-Income Securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. Certain Fixed Income Securities may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets). Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies;

o Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a portfolio's net asset value;

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. Portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps;


o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;


o Each portfolio except the Cash Reserves Portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;



--------------------------------------------------------------------------------
MAS Fund - 4           Terms in bold type are defined in the Prospectus Glossary

o Each portfolio, except the Cash Reserves Portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses; and

o From time to time Congress has considered proposals to restrict or eliminate the tax-exempt status of Municipals. If such proposals were enacted in the future, the Municipal Portfolio and the PA Municipal Portfolio would reconsider their investment objectives and policies.

HOW TO INVEST: Institutional Class Shares of each portfolio are available to clients of the Adviser with combined investments of $5,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Investment and Adviser Class Shares which differ from the Institutional Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.


HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price, except ordinarily in the case of the Cash Reserves Portfolio which seeks to maintain, but does not guarantee, a constant net asset value per share of $1.00. See Redemption of Shares and Shareholder Services.


THE FUND's INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover and Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of December 31, 1997 had in excess of $58.1 billion in assets under management.


THE FUND's DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 5

             Financial Highlights - Fiscal Years Ended September 30

                 Selected per share data and ratios for a share
                       outstanding throughout each period


    The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders incorporated by reference in the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 199 have been examined by
   Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information. As of the
      fiscal year ended September 30, 1997, the Growth, Balanced Plus, and Multi-Market Fixed Income Portfolios had not commenced operations. (Data is adjusted to reflect a 2.5 for 1 share split as of August 13, 1993 for all portfolios in operation as of that date, except for the Global Fixed Income
                                  Portfolio.)

                                      Net Gains                    Dividend
          Net Asset                   or Losses                  Distributions   Capital Gain
            Value-         Net       on Securities  Total from       (net       Distributions
          Beginning     Investment  (realized and   Investment     investment   (realized net      Other          Total
          of Period      Income      unrealized)    Activities       income)    capital gains)  Distributions  Distributions
----------------------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)
1997      $  25.67      $   0.36      $   8.22       $   8.58       ($  0.40)      ($  4.40)          --        ($  4.80)
1996         24.43          0.50          3.26           3.76          (0.50)         (2.02)          --           (2.52)
1995         21.05          0.52          4.55           5.07          (0.52)         (1.17)          --           (1.69)
1994         22.82          0.44          0.41           0.85          (0.41)         (2.21)          --           (2.62)
1993         22.04          0.41          1.95           2.36          (0.43)         (1.15)          --           (1.58)
1992         20.78          0.43          1.86           2.29          (0.42)         (0.61)          --           (1.03)
1991         15.86          0.44          5.64           6.08          (0.44)         (0.72)          --           (1.16)
1990         18.65          0.48         (2.57)         (2.09)         (0.54)         (0.16)          --           (0.70)
1989         14.48          0.51          4.15           4.66          (0.46)         (0.03)          --           (0.49)
1988         17.14          0.40         (1.93)         (1.53)         (0.32)         (0.81)          --           (1.13)

International Equity Portfolio (Commencement of Institutional Class Operations 11/25/88)
1997+++      $  13.24      $   0.25      $   2.71       $   2.96       ($  0.26)      ($  0.27)          --        ($  0.53)
1996            12.51          0.31          0.77           1.08          (0.29)         (0.06)          --           (0.35)
1995            14.52          0.19         (0.75)         (0.56)          --            (1.35)      ($0.10)#         (1.45)
1994            13.18          0.12          1.63           1.75          (0.16)         (0.25)          --           (0.41)
1993            11.03          0.21          2.14           2.35          (0.20)          --             --           (0.20)
1992            11.56          0.36         (0.33)          0.03          (0.56)          --             --           (0.56)
1991             9.83          0.22          1.83           2.05          (0.23)         (0.09)          --           (0.32)
1990            11.86          0.26         (1.90)         (1.64)         (0.31)         (0.08)          --           (0.39)
1989            10.00          0.26          1.75           2.01          (0.15)          --             --           (0.15)



           Net Asset                    Net Assets-     Ratio of        Ratio of
            Value-                        End of        Expenses       Net Income      Portfolio     Average
            End of        Total           Period       to Average      to Average      Turnover    Commission
            Period       Return**       (thousands)    Net Assets+     Net Assets        Rate         Rate***
-------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)
1997      $  29.45         38.46%       $1,312,547          0.60%          1.30%            85%      $ 0.0294
1996         25.67         16.48         1,442,261          0.60           1.95             67         0.0557
1995         24.43         26.15         1,597,632          0.61           2.39             67           --
1994         21.05          4.11         1,193,017          0.60           2.10             41           --
1993         22.82         11.05         1,098,003          0.59           1.86             51           --
1992         22.04         11.55           918,989          0.59           2.03             21           --
1991         20.78         40.18           675,487          0.60           2.36             33           --
1990         15.86        (11.67)          473,261          0.59           2.66             44           --
1989         18.65         32.95           602,261          0.59           3.29             29           --
1988         14.48         (8.41)          385,864          0.62           2.99             51           --

International Equity Portfolio (Commencement of Institutional Class Operations 11/25/88)
1997      $  15.67         23.16%       $  649,755          0.66%          1.81%            62%      $ 0.0035
1996         13.24          8.87           635,706          0.69           1.88             78         0.0093
1995         12.51         (3.36)        1,160,986          0.70           1.90            112           --
1994         14.52         13.33         1,132,867          0.64           0.89             69           --
1993         13.18         21.64           891,675          0.66           1.23             43           --
1992         11.03          0.37           512,127          0.70           1.41             42           --
1991         11.56         21.22           274,295          0.67           2.08             51           --
1990          9.83        (14.38)          126,035          0.65           2.40             45           --
1989         11.86         20.36            87,083          0.63*          3.05*             4           --



--------------------------------------------------------------------------------
MAS Fund - 6           Terms in bold type are defined in the Prospectus Glossary

             Financial Highlights - Fiscal Years Ended September 30


                                      Net Gains                    Dividend
          Net Asset                   or Losses                  Distributions   Capital Gain
            Value-         Net       on Securities  Total from       (net       Distributions
          Beginning     Investment  (realized and   Investment     investment   (realized net      Other          Total
          of Period      Income      unrealized)    Activities       income)    capital gains)  Distributions  Distributions
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Value Portfolio (formerly, the Emerging Markets Portfolio)
(Commencement of Institutional Class Operations 2/28/95)
1997      $  11.52      $   0.16      $   1.73      $   1.89      ($  0.20)      ($  0.80)          --        ($  1.00)
1996         11.63          0.19          0.45          0.64         (0.17)         (0.58)          --           (0.75)
1995         10.00          0.10          1.53          1.63          --             --             --            --

Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)
1997      $  20.53      ($  0.01)     $   4.75      $   4.74          --         ($  3.43)          --        ($  3.43)
1996         18.60          0.01          4.70          4.71         (0.03)         (2.75)          --           (2.78)
1995         16.29          0.03          4.21          4.24         (0.03)         (1.90)          --           (1.93)
1994         18.56          0.02         (0.58)        (0.56)        (0.01)         (1.70)          --           (1.71)
1993         14.51          0.01          4.80          4.81          --            (0.76)          --           (0.76)
1992         14.92          0.01          0.44          0.45         (0.03)         (0.83)          --           (0.86)
1991          9.00          0.04          5.91          5.95         (0.03)          --             --           (0.03)
1990         10.00          0.02         (1.01)        (0.99)        (0.01)          --             --           (0.01)

Mid Cap Value Portfolio (Commencement of Institutional Class Operations 12/30/94)
1997+++   $  14.49      $   0.05      $   8.37      $   8.42      ($  0.10)      ($  1.01)          --        ($  1.11)
1996         13.45          0.11          2.52          2.63         (0.55)         (1.04)          --           (1.59)
1995         10.00          0.55###       2.90          3.45          --             --             --            --

Small Cap Value Portfolio (Commencement of Institutional Class Operations 7/01/86)
1997      $  19.64      $   0.15      $   8.39      $   8.54      ($  0.11)      ($  3.10)          --        ($  3.21)
1996         18.28          0.18          3.62          3.80         (0.20)         (2.24)          --           (2.44)
1995         17.67          0.19          2.49          2.68         (0.14)         (1.93)          --           (2.07)
1994         17.55          0.16          1.14          1.30         (0.24)         (0.94)          --           (1.18)
1993         12.84          0.18          4.64          4.82         (0.11)          --             --           (0.11)
1992         11.45          0.10          1.48          1.58         (0.19)          --             --           (0.19)
1991          7.20          0.23          4.21          4.44         (0.19)          --             --           (0.19)
1990         10.42          0.28         (3.05)        (2.77)        (0.45)          --             --           (0.45)
1989          8.54          0.34          1.74          2.08         (0.20)          --             --           (0.20)
1988         10.24          0.18         (1.42)        (1.24)        (0.14)         (0.32)          --           (0.46)

           Net Asset                    Net Assets-     Ratio of        Ratio of
            Value-                        End of        Expenses       Net Income      Portfolio     Average
            End of        Total           Period       to Average      to Average      Turnover    Commission
            Period       Return**       (thousands)    Net Assets+     Net Assets        Rate         Rate***
-------------------------------------------------------------------------------------------------------------
Emerging Markets Value Portfolio (formerly, the Emerging Markets Portfolio)
(Commencement of Institutional Class Operations 2/28/95)
1997      $  12.41          18.08%      $   22,808       1.18%++          1.30%            64%      $ 0.0019
1996        (11.52)          6.21%          32,984       1.18++           1.62            108         0.0014
1995         11.63          16.30           42,459       1.18*++          2.04*            63           --

Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)
1997      $  21.84         28.05%       $  446,963       0.63%           (0.07%)          134%      $ 0.0514
1996         20.53         28.81           403,281       0.60             0.04            141         0.0491
1995         18.60         30.56           373,547       0.61             0.21            129           --
1994         16.29         (3.28)          302,995       0.60             0.12             55           --
1993         18.56         33.92           309,459       0.59             0.07             69           --
1992         14.51          2.87           192,817       0.60             0.05             39           --
1991         14.92         66.26           171,163       0.60             0.29             46           --
1990          9.00         (9.98)           76,398       0.64*            0.34*            23           --

Mid Cap Value Portfolio (Commencement of Institutional Class Operations 12/30/94)
1997      $  21.80         61.40%       $  220,260       0.90%++          0.28%           184%      $ 0.0467
1996         14.49         22.30            50,449       0.88++           1.61            377       $ 0.0462
1995         13.45         34.50             4,507       0.93*++         10.13*###        639###        --

Small Cap Value Portfolio (Commencement of Institutional Class Operations 7/01/86)
1997      $  24.97         49.81%       $  897,396       0.86%            0.70%           107%      $ 0.0480
1996         19.64         24.00           585,457       0.86             0.99            145         0.0498
1995         18.28         18.39           430,368       0.87             1.20            119           --
1994         17.67          8.04           308,156       0.88             0.91            162           --
1993         17.55         37.72           175,029       0.88             1.33             93           --
1992         12.84         14.12           105,886       0.86             1.06             50           --
1991         11.45         63.07            52,182       0.88             1.70             53           --
1990          7.20        (27.63)          100,848       0.85             1.77             59           --
1989         10.42         24.85           189,223       0.85             3.48             36           --
1988          8.54        (11.50)          202,500       0.86             2.32             41           --



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 7

             Financial Highlights - Fiscal Years Ended September 30

                                      Net Gains                    Dividend
          Net Asset                   or Losses                  Distributions   Capital Gain
            Value-         Net       on Securities  Total from       (net       Distributions
          Beginning     Investment  (realized and   Investment     investment   (realized net      Other          Total
          of Period      Income      unrealized)    Activities       income)    capital gains)  Distributions  Distributions
----------------------------------------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Institutional Class Operations 11/05/84)
1997+++   $  15.61      $   0.34      $   5.75       $   6.09       ($  0.30)      ($  1.03)          --        ($  1.33)
1996         14.89          0.30          2.20           2.50          (0.32)         (1.46)          --           (1.78)
1995         12.63          0.31          3.34           3.65          (0.31)         (1.08)          --           (1.39)
1994         12.76          0.30          0.59           0.89          (0.29)         (0.73)          --           (1.02)
1993         12.67          0.30          1.92           2.22          (0.31)         (1.82)          --           (2.13)
1992         12.92          0.35          1.05           1.40          (0.38)         (1.27)          --           (1.65)
1991         10.29          0.44          3.79           4.23          (0.44)         (1.16)          --           (1.60)
1990         14.56          0.52         (3.14)         (2.62)         (0.62)         (1.03)          --           (1.65)
1989         12.42          0.54          2.73           3.27          (0.47)         (0.66)          --           (1.13)
1988         15.81          0.48         (1.68)         (1.20)         (0.46)         (1.73)          --           (2.19)

Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
1997      $  1.000      $  0.052          --         $  0.052       ($ 0.052)          --             --        ($ 0.052)
1996         1.000           052          --              052          (.052)          --             --           (.052)
1995         1.000           055          --              055          (.055)          --             --           (.055)
1994         1.000           034          --              034          (.034)          --             --           (.034)
1993         1.000           028          --              028          (.028)          --             --           (.028)
1992         1.000           038          --              038          (.038)          --             --           (.038)
1991         1.000           064          --              064          (.064)          --             --           (.064)
1990         1.000           007          --              007          (.007)          --             --           (.007)

Domestic Fixed Income Portfolio (Commencement of Institutional Class Operations 9/30/87)
1997      $  10.89      $   0.74      $   0.33       $   1.07       ($  0.67)      ($  0.02)          --        ($  0.69)
1996         11.03          0.56         (0.09)          0.47          (0.57)          --          (0.04)#         (0.61)
1995          9.87          0.52          0.87           1.39          (0.23)          --             --           (0.23)
1994         11.99          0.94         (1.23)         (0.29)         (0.95)      ($  0.73)       (0.15)#         (1.83)
1993         11.80          0.84          0.66           1.50          (0.78)         (0.53)          --           (1.31)
1992         11.34          0.87          0.76           1.63          (1.00)         (0.17)          --           (1.17)
1991         10.26          0.92          1.10           2.02          (0.94)          --             --           (0.94)
1990         10.90          0.87         (0.45)          0.42          (0.96)         (0.10)          --           (1.06)
1989         10.78          0.86          0.08           0.94          (0.78)         (0.04)          --           (0.82)
1988          9.99          0.73          0.52           1.25          (0.45)         (0.01)          --           (0.46)

           Net Asset                    Net Assets-     Ratio of        Ratio of
            Value-                        End of        Expenses       Net Income      Portfolio     Average
            End of        Total           Period       to Average      to Average      Turnover    Commission
            Period       Return**       (thousands)    Net Assets+     Net Assets        Rate         Rate***
-------------------------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Institutional Class Operations 11/05/84)
1997+++   $  20.37         41.25%       $3,542,772          0.62%          1.93%            46%      $ 0.0577
1996         15.61         18.41         1,844,740          0.61           2.07             53         0.0572
1995         14.89         32.58         1,271,586          0.60           2.43             56           --
1994         12.63          7.45           981,337          0.61           2.40             54           --
1993         12.76         19.67           762,175          0.59           2.48             43           --
1992         12.67         12.83           448,329          0.60           2.87             55           --
1991         12.92         45.54           458,117          0.60           3.67             64           --
1990         10.29        (19.88)          369,044          0.59           3.87             51           --
1989         14.56         28.49           726,776          0.59           4.05             35           --
1988         12.42         (5.40)          619,287          0.59           3.96             47           --

Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
1997      $  1.000          5.32%       $   98,464          0.33%++        5.20%           N/A           --
1996         1.000          5.35            78,497          0.33++         5.19            N/A           --
1995         1.000          5.57            44,624          0.33++         5.45            N/A           --
1994         1.000          3.40            37,933          0.32++         3.70            N/A           --
1993         1.000          2.81            10,717          0.32++         2.78            N/A           --
1992         1.000          3.89            12,935          0.32++         3.95            N/A           --
1991         1.000          6.63            24,163          0.32++         6.57            N/A           --
1990         1.000          0.74            23,285          0.48*          8.31*           N/A           --


Domestic Fixed Income Portfolio (Commencement of Institutional Class Operations 9/30/87)
1997      $  11.27         10.20%       $   96,954          0.51%++        6.48%           217%          --
1996         10.89          4.41            95,362          0.52++         5.73            168           --
1995         11.03         14.33            36,147          0.51++         6.80            313           --
1994          9.87         (2.87)           36,521          0.50++         7.65             78           --
1993         11.99         14.08            90,350          0.50           7.15             96           --
1992         11.80         15.41            98,130          0.47           7.67            136           --
1991         11.34         20.99            83,200          0.48           8.18            131           --
1990         10.26          3.90            77,622          0.48           8.35            181           --
1989         10.90          9.14            68,855          0.49           8.24            219           --
1988         10.78         12.63            53,236          0.50           8.62            224           --



--------------------------------------------------------------------------------
MAS Fund - 8           Terms in bold type are defined in the Prospectus Glossary

             Financial Highlights - Fiscal Years Ended September 30

                                      Net Gains                    Dividend
          Net Asset                   or Losses                  Distributions   Capital Gain
            Value-         Net       on Securities  Total from       (net       Distributions
          Beginning     Investment  (realized and   Investment     investment   (realized net      Other          Total
          of Period      Income      unrealized)    Activities       income)    capital gains)  Distributions  Distributions
----------------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)
1997+++    $ 11.83       $ 0.80       $  0.50        $ 1.30        ($ 0.78)       ($ 0.13)           --          ($ 0.91)
1996         11.82         0.78          0.08          0.86          (0.79)         (0.06)           --            (0.85)
1995         10.93         0.80          0.69          1.49          (0.60)          --              --            (0.60)
1994         12.86         0.77         (1.28)        (0.51)         (0.82)         (0.47)        ($ 0.13)#        (1.42)
1993         12.67         0.88          0.75          1.63          (0.83)         (0.61)           --            (1.44)
1992         12.20         0.90          0.74          1.64          (1.02)         (0.15)           --            (1.17)
1991         10.94         0.94          1.25          2.19          (0.93)          --              --            (0.93)
1990         11.64         0.92         (0.49)         0.43          (1.03)         (0.10)           --            (1.13)
1989         11.40         0.90          0.11          1.01          (0.76)         (0.01)           --            (0.77)
1988         10.86         0.97          0.43          1.40          (0.86)          --              --            (0.86)

Fixed Income Portfolio II (Commencement of Institutional Class Operations 8/31/90)
1997       $ 11.23       $ 0.74       $  0.39        $ 1.13        ($ 0.79)       ($ 0.11)           --          ($ 0.90)
1996         11.33         0.70         (0.03)         0.67          (0.66)         (0.08)          (0.03)#        (0.77)
1995         10.42         0.71          0.71          1.42          (0.51)          --              --            (0.51)
1994         11.97         0.63         (1.16)        (0.53)         (0.67)         (0.21)          (0.14)#        (1.02)
1993         11.67         0.69          0.77          1.46          (0.61)         (0.55)           --            (1.16)
1992         11.34         0.77          0.61          1.38          (0.81)         (0.24)           --            (1.05)
1991         10.09         0.81          1.10          1.91          (0.66)          --              --            (0.66)
1990         10.00         0.04          0.05          0.09           --             --              --             --

Global Fixed Income Portfolio (Commencement of Institutional Class Operations 4/30/93)
1997+++    $ 11.01       $ 0.60       ($ 0.22)       $ 0.38          (0.59)       ($ 0.16)           --          ($ 0.75)
1996         11.05         0.63          0.09          0.72          (0.71)         (0.05)           --            (0.76)
1995         10.20         0.71          0.81          1.52          (0.67)          --              --            (0.67)
1994         10.67         0.58         (0.61)        (0.03)         (0.41)         (0.03)           --            (0.44)
1993         10.00         0.13          0.61          0.74          (0.07)          --              --            (0.07)

           Net Asset                    Net Assets-     Ratio of        Ratio of
            Value-                        End of        Expenses       Net Income      Portfolio     Average
            End of        Total           Period       to Average      to Average      Turnover    Commission
            Period       Return**       (thousands)    Net Assets+     Net Assets        Rate         Rate***
-------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)
1997+++    $ 12.22        11.47%        $3,219,987        0.49%           6.73%           179%         --
1996         11.83         7.63          1,790,146        0.48            6.77            162          --
1995         11.82        14.19          1,487,409        0.49            7.28            140          --
1994         10.93        (4.43)         1,194,957        0.49            6.79            100          --
1993         12.86        14.26            909,738        0.47            7.06            144          --
1992         12.67        14.35            859,712        0.47            7.50            137          --
1991         12.20        21.12            831,547        0.47            8.25            143          --
1990         10.94         3.79            666,736        0.46            8.43            209          --
1989         11.64         9.25            559,995        0.47            8.36            100          --
1988         11.40        13.43            405,385        0.49            8.91            168          --

Fixed Income Portfolio II (Commencement of Institutional Class Operations 8/31/90)
1997       $ 11.46        10.58%        $  226,662        0.50%           6.54%           182%         --
1996         11.23         6.12            191,740        0.50            6.06            165          --
1995         11.33        14.13            176,945        0.51            6.75            153          --
1994         10.42        (4.76)           129,902        0.51            6.07            137          --
1993         11.97        13.53             94,836        0.51            6.17            101          --
1992         11.67        13.02             78,302        0.49            7.05            182          --
1991         11.34        19.59             42,881        0.49            7.76            190          --
1990         10.09         0.88             20,729        0.52*           8.00*             7          --

Global Fixed Income Portfolio (Commencement of Institutional Class Operations 4/30/93)
1997+++    $ 10.64         3.53%        $   77,493        0.57%           5.65%           137%         --
1996         11.01         6.83             67,282        0.60            5.25            133          --
1995         11.05        15.54             55,147        0.58            6.34            118          --
1994         10.20        (0.29)            43,066        0.57            5.48            117          --
1993         10.67         7.43             53,164        0.58*++         5.08*            30          --



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 9

             Financial Highlights - Fiscal Years Ended September 30

                                      Net Gains                    Dividend
          Net Asset                   or Losses                  Distributions   Capital Gain
            Value-         Net       on Securities  Total from       (net       Distributions
          Beginning     Investment  (realized and   Investment     investment   (realized net      Other          Total
          of Period      Income      unrealized)    Activities       income)    capital gains)  Distributions  Distributions
----------------------------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)
1997+++    $ 9.32       $  0.86       $  0.87        $  1.73        ($ 0.87)       ($ 0.03)          --          ($ 0.90)
1996         9.08          0.88          0.28           1.16          (0.92)          --             --            (0.92)
1995         8.97          0.90          0.19           1.09          (0.85)       ($ 0.08)       ($ 0.05)#        (0.98)
1994         9.49          0.75         (0.42)          0.33          (0.69)         (0.16)          --            (0.85)
1993         8.58          0.73          0.90           1.63          (0.72)          --             --            (0.72)
1992         7.80          0.74          0.89           1.63          (0.85)          --             --            (0.85)
1991         7.07          1.42          0.82           2.24          (1.51)          --             --            (1.51)
1990         9.98          1.36         (2.82)         (1.46)         (1.42)         (0.03)          --            (1.45)
1989        10.00          0.55         (0.44)          0.11          (0.13)          --             --            (0.13)

Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
1997+++    $10.28       $  0.61       $  0.27        $  0.88        ($ 0.53)       ($ 0.15)          --          ($ 0.68)
1996        10.68          0.60          0.03           0.63          (0.65)         (0.38)          --            (1.03)
1995        10.00          0.69          0.42           1.11          (0.43)          --             --            (0.43)

International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
1997       $10.77       $  0.50       ($ 0.44)       $  0.06)       ($ 0.38)       ($ 0.26)          --          ($ 0.64)
1996        11.01          0.52          0.12           0.64          (0.80)         (0.08)          --            (0.88)
1995        10.05          0.67          0.92           1.59          (0.63)          --             --            (0.63)
1994        10.00          0.21         (0.11)          0.10          (0.05)          --             --            (0.05)

Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)
1997       $10.38       $  0.62       $  0.08        $  0.70        ($ 0.59)          --             --          ($ 0.59)
1996        10.41          0.58         (0.03)          0.55          (0.58)          --             --            (0.58)
1995        10.19          0.56          0.22           0.78          (0.55)          --          ($ 0.01)#        (0.56)
1994        10.72          0.56         (0.52)          0.04          (0.51)       ($ 0.04)         (0.02)#        (0.57)
1993        10.58          0.32          0.22           0.54          (0.32)         (0.08)          --            (0.40)
1992        10.00          0.19          0.49           0.68          (0.10)          --             --            (0.10)

           Net Asset                    Net Assets-     Ratio of        Ratio of
            Value-                        End of        Expenses       Net Income      Portfolio     Average
            End of        Total           Period       to Average      to Average      Turnover    Commission
            Period       Return**       (thousands)    Net Assets+     Net Assets        Rate         Rate***
-------------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)
1997+++    $ 10.15         19.90%        $ 523,899          0.51%          9.05%           96%         --
1996          9.32         13.83           289,810          0.49          10.04           115          --
1995          9.08         13.58           220,785          0.50          10.68            96          --
1994          8.97          3.57           182,969          0.50           9.01           112          --
1993          9.49         20.12            50,396          0.53++         8.94            99          --
1992          8.58         22.49            20,491          0.53++         9.74           148          --
1991          7.80         36.70             6,453          0.76          19.45           106          --
1990          7.07        (16.26)            4,820          0.82          16.93            65          --
1989          9.98          0.91             3,479          0.73*         11.66*           17          --

Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
1997+++    $ 10.48          8.93%        $  72,119          0.55%++        5.93%          204%         --
1996         10.28          6.27            12,017          0.56++         6.17           251          --
1995         10.68         11.39            19,237          0.52*++        6.56*          168          --

International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
1997       $ 10.19          0.44%        $ 152,752          0.53%          5.27%          107%         --
1996         10.77          6.13           143,137          0.53           5.39           124          --
1995         11.01         16.36           127,882          0.54           6.35           140          --
1994         10.05          1.01            66,879          0.60*++        5.83*           31          --

Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)
1997       $ 10.49          6.98%        $ 155,570          0.43%++        6.15%          130%         --
1996         10.38          5.47           123,227          0.43           5.65           174          --
1995         10.41          7.95           100,186          0.43++         5.96           119          --
1994         10.19          0.40            62,775          0.41           4.16           192          --
1993         10.72          5.33           128,991          0.42++         3.92           217          --
1992         10.58          6.90            13,065          0.49*          4.99*          159          --



--------------------------------------------------------------------------------
MAS Fund - 10          Terms in bold type are defined in the Prospectus Glossary

             Financial Highlights - Fiscal Years Ended September 30

                                      Net Gains                    Dividend
          Net Asset                   or Losses                  Distributions   Capital Gain
            Value-         Net       on Securities  Total from       (net       Distributions
          Beginning     Investment  (realized and   Investment     investment   (realized net      Other          Total
          of Period      Income      unrealized)    Activities      income)     capital gains)  Distributions  Distributions
----------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities Portfolio (Commencement of Institutional Class Operations 1/31/92)
1997       $10.42       $  0.91       $  0.16        $  1.07        ($ 0.73)          --             --          ($ 0.73)
1996        10.49          0.68         (0.07)          0.61          (0.68)          --             --            (0.68)
1995         9.95          0.72          0.47           1.19          (0.65)          --             --            (0.65)
1994        10.95          0.52         (0.83)         (0.31)         (0.45)       ($ 0.21)       ($ 0.03)#        (0.69)
1993        10.44          0.63          0.48           1.11          (0.60)          --             --            (0.60)
1992        10.00          0.29          0.28           0.57          (0.13)          --             --            (0.13)

Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
1997       $11.23       $  0.53       $  0.40        $  0.93        ($ 0.52)          --             --          ($ 0.52)
1996        10.75          0.51          0.49           1.00          (0.52)          --             --            (0.52)
1995        10.04          0.59          0.71           1.30          (0.59)          --             --            (0.59)
1994        11.15          0.51         (1.01)         (0.50)         (0.54)          --          ($ 0.07)#        (0.61)
1993        10.00          0.37          1.04           1.41          (0.26)          --             --            (0.26)

PA Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
1997       $11.37       $  0.55       $  0.34        $  0.89        ($ 0.55)          --             --          ($ 0.55)
1996        10.91          0.51          0.46           0.97          (0.51)          --             --            (0.51)
1995        10.13          0.58          0.77           1.35          (0.57)          --             --            (0.57)
1994        11.26          0.56         (1.00)         (0.44)         (0.64)       ($ 0.05)#         --            (0.69)
1993        10.00          0.39          1.17           1.56          (0.30)          --             --            (0.30)

Special Purpose Fixed Income Portfolio (Commencement of Institutional Class Operations 3/31/92)
1997+++    $12.26       $  0.85       $  0.52        $  1.37        ($ 0.87)       ($ 0.18)          --          ($ 1.05)
1996        12.53          0.83          0.08           0.91          (0.88)         (0.30)          --            (1.18)
1995        11.52          0.91          0.75           1.66          (0.65)          --             --            (0.65)
1994        13.40          0.80         (1.28)         (0.48)         (0.78)         (0.53)       ($ 0.09)         (1.40)
1993        12.72          0.88          0.92           1.80          (0.82)         (0.30)          --            (1.12)
1992        11.80          0.39          0.72           1.11          (0.19)          --             --            (0.19)

           Net Asset                    Net Assets-     Ratio of        Ratio of
            Value-                        End of        Expenses       Net Income      Portfolio     Average
            End of        Total           Period       to Average      to Average      Turnover    Commission
            Period       Return**       (thousands)    Net Assets+     Net Assets        Rate         Rate***
-------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities Portfolio (Commencement of Institutional Class Operations 1/31/92)
1997       $10.76         10.70%        $  38,085         0.50%++         7.79%           164%         --
1996        10.42          6.10            50,925         0.50++          6.46            116          --
1995        10.49         12.52            49,766         0.50++          6.35            107          --
1994         9.95         (2.95)          119,518         0.50++          5.30            220          --
1993        10.95         11.03            50,249         0.50++          6.92             93          --
1992        10.44          5.75            13,601         0.50*++         8.11*           133          --

Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
1997       $11.64          8.47%        $  75,120         0.51%++         4.70%            54%         --
1996        11.23          9.46            54,536         0.51++          4.66             78          --
1995        10.75         13.37            36,040         0.50++          5.64             58          --
1994        10.04         (4.64)           38,549         0.50++          4.98             34          --
1993        11.15         14.20            26,914         0.50*++         4.65*            66          --

PA Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
1997       $11.71          8.01%        $  27,461         0.51%++         4.74%            64%         --
1996        11.37          9.03            28,488         0.51++          4.58             51          --
1995        10.91         13.74            15,734         0.50++          5.56             57          --
1994        10.13         (4.08)           23,515         0.50++          5.39             69          --
1993        11.26         15.81            15,633         0.50*++         4.74*            94          --

Special Purpose Fixed Income Portfolio (Commencement of Institutional Class Operations 3/31/92)
1997+++    $12.58         11.78%        $ 492,784         0.49%           6.88%           198%         --
1996        12.26          7.74           447,646         0.49            6.75            151          --
1995        12.53         14.97           390,258         0.49            7.33            143          --
1994        11.52         (4.00)          384,731         0.50            6.66            100          --
1993        13.40         15.19           300,185         0.48            6.84            124          --
1992        12.72          9.47           274,195         0.53*           6.94*           138          --



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 11

             Financial Highlights - Fiscal Years Ended September 30

                                      Net Gains                    Dividend
          Net Asset                   or Losses                  Distributions   Capital Gain
            Value-         Net       on Securities  Total from       (net       Distributions
          Beginning     Investment  (realized and   Investment     investment   (realized net      Other          Total
          of Period      Income      unrealized)    Activities      income)     capital gains)  Distributions  Distributions
----------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)
1997       $13.81        $ 0.51       $  2.91        $ 3.42        ($ 0.54)       ($ 1.39)           --          ($ 1.93)
1996        13.06          0.53          1.15          1.68          (0.50)         (0.43)           --            (0.93)
1995        11.28          0.54          1.78          2.32          (0.47)         (0.07)           --            (0.54)
1994        11.84          0.47         (0.45)         0.02          (0.43)         (0.15)           --            (0.58)
1993        11.06          0.25          0.66          0.91          (0.13)            --            --            (0.13)

Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
1997+++    $12.28        $ 0.38       $  2.57        $ 2.95        ($ 0.51)       ($ 1.08)           --          ($ 1.59)
1996        11.34          0.46          1.05          1.51          (0.42)         (0.15)           --            (0.57)
1995         9.97          0.44          1.33          1.77          (0.40)            --            --            (0.40)
1994        10.00          0.07         (0.10)        (0.03)            --             --            --             --

           Net Asset                    Net Assets-     Ratio of        Ratio of
            Value-                        End of        Expenses       Net Income      Portfolio     Average
            End of        Total           Period       to Average      to Average      Turnover    Commission
            Period       Return**       (thousands)    Net Assets+     Net Assets        Rate         Rate***
-------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities Portfolio (Commencement of Institutional Class Operations 1/31/92)
1997       $ 15.30        27.44%        $ 343,284           0.58%         3.56%           145%       $0.0578
1996         13.81        13.47           300,868           0.57          3.85            110         0.0521
1995         13.06        21.37           334,630           0.58          4.55             95
1994         11.28         0.19           309,596           0.58          4.06             75
1993         11.84         8.31           291,762           0.58*         3.99*            62

Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
1997+++    $ 13.64        26.50%        $ 173,155           0.74%++       3.07%           141%       $0.0114
1996         12.28        13.75           129,558           0.58++        3.82            122         0.0225
1995         11.34        18.28            96,839           0.58++        4.56            112
1994          9.97        (0.30)           51,877           0.58*++       4.39*            20



--------------------------------------------------------------------------------
MAS Fund - 12          Terms in bold type are defined in the Prospectus Glossary

Notes to the Financial Highlights

*     Annualized

**    Total return figures for partial years are not annualized.

*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share paid for security transactions on which commissions were charged.

#     Represents distributions in excess of net realized gains.

##    Represents distributions in excess of net investment income.

### Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a nonrecurring initiative to invest in higher-paying dividend income producing securities.

+ For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods. Where listed as N/A, if the expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

Portfolio                                        1995         1996         1997
---------                                        ----         ----         ----
Equity                                           0.60%        0.60%        0.59%
International Equity                             0.66         0.65         0.63
Emerging Markets Value                           1.18*        1.18         1.18
Mid Cap Growth                                   0.60         0.60         0.61
Mid Cap Value                                    0.88*        0.88         0.88
Small Cap Value                                  0.87         0.86         0.86
Value                                            0.60         0.60         0.61
Cash Reserves                                    0.32         0.32         0.32
Domestic Fixed Income                            0.50         0.50         0.50
Fixed Income                                     0.48         0.48         0.48
Fixed Income II                                  0.49         0.49         0.49
Global Fixed Income                              0.56         0.58         0.57

Portfolio                                        1995         1996         1997
---------                                        ----         ----         ----
High Yield                                       0.49%        0.48%        0.50%
Intermediate Duration                            0.52         0.52         0.52
International Fixed Income                       0.54         0.53         0.53
Limited Duration                                 0.42         0.42         0.42
Mortgage-Backed Securities                       0.50         0.50         0.50
Municipal                                        0.50         0.50         0.50
PA Municipal                                      N/A         0.50         0.50
Special Purpose Fixed Income                     0.48         0.49         0.48
Balanced                                         0.57         0.57         0.56
Multi-Asset-Class                                0.58         0.58         0.74

++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

               Voluntarily waived and/or reimbursed expenses for:

Portfolio                      1992    1993    1994    1995     1996    1997
---------                      ----    ----    ----    ----     ----    ----
Emerging Markets Value         --      --      --      0.29%*   0.11%   0.10%
Mid Cap Value                  --      --      --      2.13*    0.18    0.02
Cash Reserves                  --      0.24%   0.14%   0.11     0.09    0.07
Domestic Fixed Income          --      --      0.03    0.09     0.01    0.01
Global Fixed Income            --      0.18*   --      --       --      --
High Yield                     0.22    0.09    --      --       --      --
Intermediate Duration          --      --      --      0.08*    0.13    0.05
International Fixed Income     --      --      0.11*   --       --      --
Limited Duration               --      0.03    --      0.02     --      0.00(o)
Mortgage-Backed Securities     0.30*   0.06    0.01    0.01     0.04    0.04
Municipal                      --      0.20*   0.06    0.09     0.09    0.05
PA Municipal                   --      0.25*   0.09    0.19     0.15    0.09
Multi-Asset-Class              --      --      0.26*   0.14     0.08    0.08

+++ Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

(o) Amount is less than 0.01%



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 13

YIELD AND TOTAL RETURN:


From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations).

The yield of a portfolio (other than the Cash Reserves Portfolio) is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during a 30-day period by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated.


The Municipal and PA Municipal Portfolios may also advertise or quote tax-equivalent yields and after-tax total returns. A tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the portfolio's tax-free yield. This is done by increasing the portfolio's yield (computed as above) by the amount necessary to reflect the payment of Federal income tax (and Pennsylvania income tax, in the case of the PA Municipal Portfolio) at a tax rate stated in the advertisement or quote. An after-tax return reflects the average annual or cumulative change in value over the measuring period after the deduction of taxes at rates stated in the advertisement or quote.

From time to time the Cash Reserves Portfolio may advertise or quote its yield and effective yield. The yield of the Cash Reserves Portfolio refers to the income generated by an investment in the portfolio over a stated seven day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the income earned over the seven day period by an investment in the portfolio is assumed to be reinvested when the return is annualized. The "effective yield" will be higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.


The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differs because of any class-specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.



--------------------------------------------------------------------------------
MAS Fund - 14          Terms in bold type are defined in the Prospectus Glossary

General Information

Suitability: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios except the Municipal and PA Municipal Portfolios will not be influenced by the different tax treatment of capital gains and dividend income under the Internal Revenue Code. Investments in the Municipal and PA Municipal Portfolios are suitable for taxable investors who would benefit from the portfolios' tax-exempt income.


Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets (except the Cash Reserves Portfolio, which may invest up to 10% of its net assets) in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.


Turnover: The Adviser manages the portfolios generally without regard to restrictions on annual turnover. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

With respect to the fixed income portfolios and the fixed-income portion of the Balanced, Multi-Asset-Class and Balanced Plus Portfolios, the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments with respect to forward delivery mortgage-backed securities. For the Balanced, Multi-Asset-Class and Balanced Plus Portfolios, annual turnover rate is not expected to exceed 100% with respect to Equity Securities.

The following portfolios have annual turnover rates of 100% or more: Mid Cap Growth, Mid Cap Value, Small Cap Value, Domestic Fixed Income, Fixed Income, Fixed Income II, Global Fixed Income, Intermediate Duration, International Fixed Income, Limited Duration, Mortgage-Backed Securities, Special Purpose Fixed Income, Balanced and Multi-Asset-Class. These high rates of annual turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of annual turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The annual turnover rate for each portfolio is shown in the Financial Highlights under "Portfolio Turnover Rate."



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 15

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets is generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in Cash Equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any fixed-income portfolio without regard to that portfolio's usual average weighted maturity.


Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies, or as detailed in Investment Limitations, a portfolio will not concentrate investments in any one industry.


Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This limitation is not applicable to the Global Fixed Income, Emerging Markets Value and International Fixed Income Portfolios. However, these portfolios will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code and;

(b) with respect to 75% of its assets, a portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer. This limitation is not applicable to the Global Fixed Income, Emerging Markets Value and International Fixed Income Portfolios. However, these portfolios will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code.

Limitations (a) and (b) and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolios. Other investment limitations described here and in the Statement of Additional Information are not fundamental policies; meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth in this prospectus or the Statement of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolios' assets will not be considered a violation of the restriction, and the sale of securities will not be required.



--------------------------------------------------------------------------------
MAS Fund - 16          Terms in bold type are defined in the Prospectus Glossary

Equity Portfolio


Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing primarily in dividend-paying common stocks of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation.


Approach:               The investment process is designed to capture value by
                        identifying stocks that offer low but rising expectations. Equity valuations reflect the level of market expectations for companies, while earnings-estimate revision data indicate the direction of changes in expectations. In addition, the Adviser diversifies across sectors to preserve return while reducing risk; thus, the best values within each sector of the market are sought. A group of senior portfolio managers invests equal portions of the portfolio using a disciplined approach to stock selection supported by fundamental research analysts. Each manager makes his or her own buy, sell and sector-allocation decisions.
                        Overall sector allocation is reviewed regularly to preserve the benefits of diversification.

Policies:               Generally at least 65% invested in Equity Securities
                        Up to 5% invested in Foreign Equities (excluding ADRs)
                        Derivatives may be used to pursue portfolio strategy

Capitalization Range:   Generally greater than $1 billion

Allowable Investments:  ADRs                   Corporates
                        Agencies               Foreign Bonds
                        Cash Equivalents       Foreign Currency
                        Common Stocks          Foreign Equities
                        Convertibles           Forwards

                        Futures & Options      Swaps
                        Investment Companies   U.S. Governments
                        Preferred Stock        Warrants
                        Repurchase Agreements  When Issued Securities
                        Rights                 Zero Coupons

Comparative Index:      S&P 500 Index

Strategies:             Core Equity Investing

Portfolio
Management Team:        Arden C. Armstrong, James J. Jolinger, Nicholas J.
                        Kovich, Brian Kramp, Robert J. Marcin and Gary G.
                        Schlarbaum


--------------------------------------------------------------------------------

Growth Portfolio

Objective:              To achieve long-term capital growth by investing
                        primarily in common stocks of large size companies which the Adviser believes offer long-term growth potential.


Approach:               The Adviser selects common stocks meeting certain
                        criteria which the Adviser believes are related to the stability and growth of the fundamental characteristics of the company.

Policies:               Generally at least 65% invested in Equity Securities of
                        companies offering long-term growth potential.
                        Up to 5% invested in Foreign Equities (excluding ADRs)
                        Derivatives may be used to pursue portfolio strategy


Capitalization Range:   Generally greater than $1 billion


Allowable Investments:  ADRs                   Corporates
                        Agencies               Foreign Bonds
                        Cash Equivalents       Foreign Currency
                        Common Stocks          Foreign Equities
                        Convertibles           Forwards

                        Futures & Options      Swaps
                        Investment Companies   U.S. Governments
                        Preferred Stock        Warrants
                        Repurchase Agreements  When Issued Securities
                        Rights                 Zero Coupons


Comparative Index:      S&P 500 Index

Strategy:               Growth Stock Investing


Portfolio
Management Team:        Arden C. Armstrong and Gary G. Schlarbaum



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 17

International Equity Portfolio

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in common stocks of companies based outside of the U.S.


Approach:               The Adviser evaluates both short-term and long-term
                        international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.


Policies:               Generally at least 65% invested in Foreign Equities of
                        issuers in at least 3 countries other than the U.S.


                        Derivatives may be used to pursue portfolio strategy


Allowable Investments:  ADRs                        Eastern European Issuers
                        Agencies                    Emerging Markets Issuers
                        Brady Bonds                 Foreign Bonds
                        Cash Equivalents            Foreign Currency
                        Common Stocks               Foreign Equities
                        Convertibles                Forwards
                        Corporates                  Futures & Options

                        Investment Companies        Structured Notes
                        Investment Funds            Swaps
                        Loan Participations         U.S. Governments
                        Preferred Stock             Warrants
                        Repurchase Agreements       When Issued Securities
                        Rights                      Zero Coupons
                        Structured Investments

Comparative Index:      MSCI World Ex-U.S. Index

Strategies:             International Equity Investing
                        Emerging Markets Investing
                        Foreign Investing

Portfolio
Management Team:        Hassan Elmasry and Horacio A. Valerias


--------------------------------------------------------------------------------


Emerging Markets Value Portfolio - (formerly, the Emerging Markets Portfolio) (a non-diversified portfolio)

Objective:              To achieve long-term capital growth by investing
                        primarily in common stocks of emerging markets issuers.

Approach:               The Adviser evaluates both short-term and long-term
                        international economic trends and relative attractiveness of emerging markets and individual emerging market securities. The Adviser selects common stocks which are deemed to be undervalued at the time of purchase, based on proprietary measures of value.

Policies:               Generally at least 65% invested in Equity Securities of
                        Emerging Markets Issuers, which are deemed to be undervalued.

                        Derivatives may be used to pursue portfolio strategy.

Allowable               ADRs                        Eastern European Issuers
Investments:            Agencies                    Emerging Markets Issuers
                        Brady Bonds                 Foreign Bonds
                        Cash Equivalents            Foreign Currency
                        Common Stocks               Foreign Equities
                        Convertibles                Forwards
                        Corporates                  Futures & Options

                        High Yield                  Structured Investments
                        Investment Companies        Structured Notes
                        Investment Funds            Swaps
                        Loan Participations         U.S. Governments
                        Preferred Stock             Warrants
                        Repurchase Agreements       When Issued Securities
                        Rights                      Zero Coupons

Comparative Index:      MSCI Emerging Markets Free Index

Strategies:             Emerging Markets Investing
                        Foreign Investing
                        Non-Diversified Status
                        Value Stock Investing

Portfolio
Manager:                Horacio A. Valerias



--------------------------------------------------------------------------------
MAS Fund - 18          Terms in bold type are defined in the Prospectus Glossary

Mid Cap Growth Portfolio

Objective:              To achieve long-term capital growth by investing
                        primarily in common stocks of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential. Due to its emphasis on long-term capital growth, dividend income will be lower than for the Equity and Value Portfolios.

Approach:               The Adviser uses a four-part process combining
                        quantitative, fundamental, and valuation analysis with a strict selling discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. Valuation analysis is used to eliminate the most overvalued securities. Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

Policies:               Generally at least 65% invested in Equity Securities of
                        mid-cap companies offering long-term growth potential
                        Up to 5% invested in Foreign Equities (excluding ADRs)
                        Derivatives may be used to pursue portfolio strategy


Capitalization Range:   Generally $300 million to $3 billion


Allowable Investments:  ADRs                     Foreign Currency
                        Cash Equivalents         Foreign Equities
                        Common Stock             Futures & Options
                        Convertibles

                        Investment Companies     Rights
                        Preferred Stock          Warrants
                        Repurchase Agreements    When Issued Securities

Comparative Index:      S&P MidCap 400 Index

Strategies:             Growth Stock Investing

Portfolio
Management Team:        Arden C. Armstrong and Abhi Y. Kanitkar


--------------------------------------------------------------------------------

Mid Cap Value Portfolio


Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.

Approach:               The Adviser selects common stocks which are deemed to be
                        undervalued at the time of purchase, based on proprietary measures of value. The portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index.

Policies:               Generally at least 65% invested in Equity Securities of
                        mid-cap companies, which are deemed to be undervalued
                        Up to 5% invested in Foreign Equities (excluding ADRs)
                        Derivatives may be used to pursue portfolio strategy


Capitalization Range:   Generally matching the S&P MidCap 400 Index (currently
                        $500 million to $6 billion)


Allowable Investments:  ADRs                            Corporates
                        Agencies                        Foreign Bonds
                        Cash Equivalents                Foreign Equities
                        Common Stocks                   Foreign Currency
                        Convertibles                    Forwards

                        Futures & Options               Swaps
                        Investment Companies            U.S. Governments
                        Preferred Stock                 Warrants
                        Repurchase Agreements           When Issued Securities
                        Rights                          Zero Coupons

Comparative Index:      S&P MidCap 400 Index

Strategies:             Value Stock Investing

Portfolio
Management Team:        Bradley S. Daniels, William B. Gerlach, Chris Leavy and
                        Gary G. Schlarbaum.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 19

Small Cap Value Portfolio (not currently being offered to new investors)

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the Russell 2000 Small Stock Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit lower price/earnings and price/book value ratios than the Russell 2000.
                        Dividend income will typically be lower than for the Equity and Value Portfolios.

Approach:               The Adviser selects common stocks which are deemed to be
                        undervalued at the time of purchase, based on proprietary measures of value. The portfolio will be structured taking into account the economic sector weights of the Russell 2000 Index, with the portfolio's sector weights normally being within 5% of the sector weights for the Index.

Policies:               Generally at least 65% invested in Equity Securities of
                        small-cap companies, which are deemed to be undervalued
                        Up to 5% invested in Foreign Equities (excluding ADRs)
                        Derivatives may be used to pursue portfolio strategy


Capitalization Range:   Generally matching the Russell 2000 size distribution
                        (currently $50 million to $1 billion)


Allowable Investments:  ADRs                    Corporates
                        Agencies                Foreign Bonds
                        Cash Equivalents        Foreign Currency
                        Common Stocks           Foreign Equities
                        Convertibles            Forwards

                        Futures & Options       Swaps
                        Investment Companies    U.S. Governments
                        Preferred Stock         Warrants
                        Repurchase Agreements   When Issued Securities
                        Rights                  Zero Coupons

Comparative Index:      Russell 2000 Index

Strategies:             Value Stock Investing

Portfolio
Management Team:        Bradley S. Daniels, William B. Gerlach, Chris Leavy and
                        Gary G. Schlarbaum



--------------------------------------------------------------------------------
MAS Fund - 20          Terms in bold type are defined in the Prospectus Glossary

Value Portfolio


Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios. While capital return will be emphasized somewhat more than income return, the portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.


Approach:               The Adviser selects common stocks which are deemed to be
                        undervalued relative to the stock market in general as measured by the Standard & Poor's 500 Index, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research.


Policies:               Generally at least 65% invested in Equity Securities,
                        which are deemed to be undervalued
                        Up to 5% invested in Foreign Equities (excluding ADRs)
                        Derivatives may be used to pursue portfolio strategy


Capitalization Range:   Generally greater than $300 million


Allowable Investments:  ADRs                      Corporates
                        Agencies                  Foreign Bonds
                        Cash Equivalents          Foreign Currency
                        Common Stocks             Foreign Equities
                        Convertibles              Forwards

                        Futures & Options         Swaps
                        Investment Companies      U.S. Governments
                        Preferred Stock           Warrants
                        Repurchase Agreements     When Issued Securities
                        Rights                    Zero Coupons

Comparative Index:      S&P 500 Index

Strategy:               Value Stock Investing

Portfolio
Management Team:        Richard M. Behler, Nicholas J. Kovich, Brian Kramp and
                        Robert J. Marcin



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 21

Cash Reserves Portfolio


Objective:              To realize maximum current income, consistent with the
                        preservation of capital and liquidity, by investing in money market instruments and other short-term securities having expected maturities of thirteen months or less.
                        The portfolio's average weighted maturity will not exceed 90 days. The securities in which the portfolio will invest may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. The portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.


Approach:               The Adviser selects a diversified portfolio of money
                        market securities of government and corporate issuers, any of which may be variable or floating rate, and which have remaining maturities of thirteen months or less from the date of purchase. For the purpose of determining remaining maturity on Floaters, demand features and interest reset dates will be taken into consideration.

Policies:               The Portfolio seeks to maintain, but there can be no
                        assurance that it will be able to maintain, a constant net asset value of $1.00 per share.

Quality Specifications: 100% of Commercial Paper Rated in Top Tier


Maturity and Duration:  Dollar weighted average maturity less than 90 days
                        Individual maturities 13 months or less

Allowable Investments:  Agencies              Corporates
                        Asset-Backeds         Floaters
                        Cash Equivalents      Investment Companies
                        Commercial Paper      Repurchase Agreements

                        U.S. Governments
                        Yankees
                        Zero Coupons

Comparative Index:      Lipper Money Market Index

Strategy:               Money Market Investing

Portfolio
Management Team:        Abigail Jones Feder and Ellen D. Harvey



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MAS Fund - 22          Terms in bold type are defined in the Prospectus Glossary

Domestic Fixed Income Portfolio

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities and other investment grade fixed-income securities of domestic issuers.

Approach:               The Adviser actively manages the maturity and duration
                        structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of U.S. Fixed-Income
                        Securities in all market sectors.

Policies:               Generally at least 65% invested in Fixed-Income
                        Securities
                        100% invested in domestic issuers
                        May invest greater than 50% in Mortgage Securities
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: 80% of Fixed-Income Securities rated A or higher (or its equivalent)
                        May invest up to 20% in Fixed-Income Securities rated BBB (or its equivalent)

Maturity and Duration:  Average weighted maturity generally greater than 5 years

Allowable Investments:  Agencies                    Corporates
                        Asset-Backeds               Floaters
                        Cash Equivalents            Futures & Options
                        CMOs                        Inverse Floaters
                        Convertibles                Investment Companies

                        Mortgage Securities         Structured Notes
                        Municipals                  Swaps
                        Preferred Stock             U.S. Governments
                        Repurchase Agreements       When Issued Securities
                        SMBS                        Zero Coupons

Comparative Index:      Salomon Broad Investment Grade
                        Lehman Brothers Aggregate

Strategies:             Maturity and Duration Management
                        Value Investing
                        Mortgage Investing

Portfolio
Management Team:        Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 23

Fixed Income Portfolio


Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:               The Adviser actively manages the maturity and duration
                        structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income
                        Securities in all market sectors.


Policies:               Generally at least 65% invested in Fixed-Income
                        Securities
                        May invest greater than 50% in Mortgage Securities
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: 80% Investment Grade Securities
                        Up to 20% High Yield

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable Investments:  Agencies                  Floaters
                        Asset-Backeds             Foreign Bonds
                        Brady Bonds               Foreign Currency
                        Cash Equivalents          Forwards
                        CMOs                      Futures & Options
                        Convertibles              High Yield
                        Corporates                Inverse Floaters

                        Investment Companies      Structured Notes
                        Loan Participations       Swaps
                        Mortgage Securities       U.S. Governments
                        Municipals                When Issued Securities
                        Preferred Stock           Yankees
                        Repurchase Agreements     Zero Coupons
                        SMBS

Comparative Index:      Salomon Broad Investment Grade
                        Lehman Brothers Aggregate

Strategies:             Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        High Yield Investing
                        Foreign Investing
                        Foreign Fixed Income Investing

Portfolio
Management Team:        Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley



--------------------------------------------------------------------------------
MAS Fund - 24          Terms in bold type are defined in the Prospectus Glossary

Fixed Income Portfolio II

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities and other investment grade fixed-income securities.

Approach:               The Adviser actively manages the maturity and duration
                        structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income
                        Securities in all market sectors.

Policies:               Generally at least 65% invested in Fixed-Income
                        Securities
                        May invest greater than 50% in Mortgage Securities
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: 100% Investment Grade Securities

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable Investments:  Agencies               Floaters
                        Asset-Backeds          Foreign Bonds
                        Brady Bonds            Foreign Currency
                        Cash Equivalents       Forwards
                        CMOs                   Futures & Options
                        Convertibles           Inverse Floaters
                        Corporates

                        Investment Companies   Structured Notes
                        Mortgage Securities    Swaps
                        Municipals             U.S. Governments
                        Preferred Stock        When Issued Securities
                        Repurchase Agreements  Yankees
                        SMBS                   Zero Coupons


Comparative Index:      Salomon Broad Investment Grade
                        Lehman Brothers Aggregate


Strategies:             Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        Foreign Investing
                        Foreign Fixed Income Investing

Portfolio
Management Team:        Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 25

Global Fixed Income Portfolio
(a non-diversified portfolio)

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in high grade fixed-income securities of U.S. and foreign issuers. Total return is the combination of income and changes in value. The portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:               The Adviser manages the duration, country, and currency
                        exposure of the portfolio by combining fundamental research on relative values with analyses of economic, interest-rate, and exchange-rate trends. The Adviser will invest in mortgage and corporate bonds when it believes they offer the most value, although most foreign currency denominated investments are in government and supranational securities.

Policies:               Generally at least 65% invested in Fixed-Income
                        Securities of issuers in at least 3 countries, one of which may be the U.S.

                        Derivatives may be used to represent country investments, and otherwise pursue portfolio strategy


Quality Specifications: 95% Investment Grade Securities

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable Investments:  Agencies                  Eastern European Issuers
                        Asset-Backeds             Emerging Markets Issuers
                        Brady Bonds               Floaters
                        Cash Equivalents          Foreign Bonds
                        CMOs                      Foreign Currency
                        Convertibles              Forwards
                        Corporates                Futures & Options

                        Inverse Floaters          Structured Notes
                        Investment Companies      Swaps
                        Mortgage Securities       U.S. Governments
                        Municipals                When Issued Securities
                        Preferred Stock           Yankees
                        Repurchase Agreements     Zero Coupons
                        SMBS


Comparative Index:      Salomon World Government Bond Index


Strategies:             Foreign Investing
                        Foreign Fixed Income Investing
                        Maturity and Duration Management
                        Value Investing
                        Non-Diversified Status
                        Emerging Markets Investing
                        Mortgage Investing

Portfolio
Management Team:        J. David Germany, Michael Kushma, Paul F. O'Brien and
                        Richard B. Worley



--------------------------------------------------------------------------------
MAS Fund - 26          Terms in bold type are defined in the Prospectus Glossary

High Yield Portfolio


Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in high yielding corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds).
                        The portfolio may also invest in U.S. Government securities, mortgage-backed securities, investment grade corporate bonds and in short-term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The portfolio expects to achieve its objective by earning a high rate of current income, although the portfolio may seek capital growth opportunities when consistent with its objective. The portfolio's average weighted maturity will ordinarily be greater than five years.


Approach:               The Adviser uses equity and fixed-income valuation
                        techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.


Policies:               Generally at least 65% invested in High Yield securities
                        (commonly referred to as junk bonds)

                        Derivatives may be used to pursue portfolio strategy


Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable Investments:  Agencies                     Emerging Markets Issuers
                        Asset-Backeds                Floaters
                        Brady Bonds                  Foreign Bonds
                        Cash Equivalents             Foreign Currency
                        CMOs                         Foreign Equities
                        Convertibles                 Forwards
                        Corporates                   Futures & Options
                        Eastern European Issuers     High Yield

                        Inverse Floaters             Structured Notes
                        Investment Companies         Swaps
                        Loan Participations          U.S. Governments
                        Mortgage Securities          When Issued Securities
                        Municipals                   Yankees
                        Preferred Stock              Zero Coupons
                        Repurchase Agreements
                        SMBS

Comparative Index:      Salomon High Yield Market Index

Strategies:             High Yield Investing
                        Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        Foreign Investing
                        Foreign Fixed Income Investing
                        Emerging Markets Investing

Portfolio
Management Team:        Robert E. Angevine, Thomas L. Bennett and Stephen F.
                        Esser



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 27

Intermediate Duration Portfolio

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities and investment grade corporate, foreign and other investment grade fixed-income securities. The portfolio will maintain an average duration of between two and five years.


Approach:               The Adviser constructs a portfolio with a duration
                        between two and five years by actively managing the maturity and duration structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of investment grade Fixed-Income Securities in all market sectors.

Policies:               Generally at least 65% invested in Fixed-Income
                        Securities

                        Derivatives may be used to pursue portfolio strategy

                        May invest greater than 50% in Mortgage Securities

Quality Specifications: 100% Investment Grade Securities

Maturity and Duration:  Average duration between 2 and 5 years


Allowable Investments:  Agencies                 Floaters
                        Asset-Backeds            Foreign Bonds
                        Brady Bonds              Foreign Currency
                        Cash Equivalents         Forwards
                        CMOs                     Futures & Options
                        Convertibles             Inverse Floaters
                        Corporates

                        Investment Companies     Structured Notes
                        Mortgage Securities      Swaps
                        Municipals               U.S. Governments
                        Preferred Stock          When Issued Securities
                        Repurchase Agreements    Yankees
                        SMBS                     Zero Coupons


Comparative Index:      Lehman Brothers Intermediate Government/Corporate Index


Strategies:             Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        Foreign Investing
                        Foreign Fixed Income Investing

Portfolio
Management Team:        Ellen D. Harvey, Scott F. Richard and Christian G. Roth



--------------------------------------------------------------------------------
MAS Fund - 28          Terms in bold type are defined in the Prospectus Glossary

International Fixed Income Portfolio
(a non-diversified portfolio)


Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade fixed-income securities of foreign issuers.


Approach:               The Adviser manages the duration, country, and currency
                        exposure of the portfolio by combining fundamental research on relative values with analyses of economic, interest-rate, and exchange-rate trends. The Adviser will invest in mortgage and corporate bonds when it believes they offer the most value, although most foreign currency denominated investments are in government and supranational securities.


Policies:               Generally at least 80% invested in Fixed-Income
                        Securities of issuers in at least 3 countries other than the U.S.

                        Derivatives may be used to represent country investments, and otherwise pursue portfolio strategy

Quality Specifications: 95% Investment Grade Securities

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable Investments:  Agencies                      Eastern European Issuers
                        Asset-Backeds                 Emerging Markets Issuers
                        Brady Bonds                   Floaters
                        Cash Equivalents              Foreign Bonds
                        CMOs                          Foreign Currency
                        Convertibles                  Forwards
                        Corporates                    Futures & Options

                        Inverse Floaters              Structured Notes
                        Investment Companies          Swaps
                        Mortgage Securities           U.S. Governments
                        Municipals                    When Issued Securities
                        Preferred Stock               Yankees
                        Repurchase Agreements         Zero Coupons
                        SMBS


Comparative Index:      Salomon World Government Bond Index Except U.S.


Strategies:             Foreign Investing
                        Foreign Fixed Income Investing
                        Maturity and Duration Management
                        Value Investing
                        Non-Diversified Status
                        Emerging Markets Investing
                        Mortgage Investing

Portfolio
Management Team:        J. David Germany, Michael Kushma, Paul F. O'Brien and
                        Richard B. Worley



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 29

Limited Duration Portfolio

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities, investment-grade corporate bonds and other fixed-income securities. The portfolio will maintain an average duration of between one and three years. Duration is a measure of the life of the portfolio's debt securities on a present-value basis and is indicative of a security's price volatility relative to interest rate changes.


Approach:               The Adviser manages the duration of the overall
                        portfolio as a more effective way to control interest-rate risk than limiting the maturity of individual securities within the portfolio. In this way investors can benefit from opportunities across the entire yield curve as well as in various market sectors, and at the same time limit the volatility of investment returns. The Adviser establishes the duration target through the use of its top-down view of the economy and analysis of the current level of interest rates and the shape of the yield curve. The Adviser then strives to purchase the most attractively priced portfolio that meets our duration and investment objectives. When purchasing securities other than U.S. Governments, the Adviser evaluates credit, liquidity, and option risk.
                        When the Adviser believes the portfolio is compensated for these risks, it includes agency, mortgage, and corporate securities which meet the portfolio's quality specifications.


Policies:               Generally at least 65% invested in Fixed-Income
                        Securities
                        Derivatives may be used to pursue portfolio strategy


Quality Specifications: 100% Investment Grade Securities


Maturity and Duration:  Average duration between 1 and 3 years


Allowable Investments:  Agencies                  Convertibles
                        Asset-Backeds             Corporates
                        Brady Bonds               Floaters
                        Cash Equivalents          Futures & Options
                        CMOs                      Investment Companies

                        Mortgage Securities       When Issued Securities
                        Repurchase Agreements     Yankees
                        Structured Notes          Zero Coupons
                        Swaps
                        U.S. Governments

Comparative Index:      Salomon 1-3 Year Treasury/Government Sponsored Index


Strategies:             Maturity and Duration Management
                        Value Investing
                        Mortgage Investing


Portfolio
Management Team:        Ellen D. Harvey, Scott F. Richard and Christian G. Roth



--------------------------------------------------------------------------------
MAS Fund - 30          Terms in bold type are defined in the Prospectus Glossary

Mortgage-Backed Securities Portfolio

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing primarily (at least 65% of its assets under normal circumstances) in mortgage-backed securities. In addition, the portfolio may also invest in U.S. government securities and in short-term fixed-income securities such as certificates of deposit, treasury bills, and commercial paper. The portfolio's average weighted maturity will ordinarily be greater than seven years.


Approach:               The Adviser sets three portfolio targets: (1)
                        interest-rate sensitivity; (2) yield-curve sensitivity;
                        and (3) prepayment sensitivity. The Adviser increases the sensitivity of the portfolio to changes in interest rates when bonds offer greater value on the basis of inflation-adjusted interest rates. Similarly, the
                        Adviser increases yield-curve sensitivity when long-maturity interest rates offer exceptional value relative to short-maturity interest rates. Finally, the Adviser increases prepayment exposure when mortgage yields, adjusted for probable prepayments, indicate unusual value in Mortgage Securities.


Policies:               Generally at least 65% invested in Mortgage Securities
                        Derivatives may be used to pursue portfolio strategy


Quality Specifications: 100% Investment Grade Securities


Maturity and Duration:  Average weighted maturity generally greater than 7 years
                        Duration generally between 2 and 7 years


Allowable Investments:  Agencies                  Futures & Options
                        Asset-Backeds             Inverse Floaters
                        Cash Equivalents          Investment Companies
                        CMOs                      Mortgage Securities
                        Floaters

                        Municipals                Swaps
                        Repurchase Agreements     U.S. Governments
                        SMBS                      When Issued Securities
                        Structured Notes          Zero Coupons

Comparative Index:      Lehman Mortgage Index

Strategies:             Mortgage Investing
                        Maturity and Duration Management
                        Value Investing

Portfolio
Management Team:        Kenneth B. Dunn, Scott F. Richard and Roberto Sella



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 31

Municipal Portfolio

Objective:              To realize above-average total return over a market
                        cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax, by investing in a diversified portfolio of fixed-income securities.


Approach:               The Adviser varies portfolio structure-the average
                        duration and maturity and the amount of the portfolio invested in various types of bonds-according to its outlook for interest rates and its analysis of the risks and rewards offered by different classes of bonds. The portfolio will invest in taxable bonds only in cases where the Adviser believes they improve the risk/reward profile of the portfolio on an after-tax basis.

Policies:               Generally at least 80% invested in Municipals
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: 80% Investment Grade Securities
                        Up to 20% High Yield


Maturity and Duration:  Average weighted maturity generally between 5 and 10 years


Allowable Investments:  Agencies                     Emerging Markets Issuers
                        Asset-Backeds                Floaters
                        Brady Bonds                  Foreign Bonds
                        Cash Equivalents             Foreign Currency
                        CMOs                         Forwards
                        Convertibles                 Futures & Options
                        Corporates                   High Yield
                        Eastern European Issuers

                        Inverse Floaters             Structured Notes
                        Investment Companies         Swaps
                        Mortgage Securities          Taxable Investments
                        Municipals                   U.S. Governments
                        Preferred Stock              When Issued Securities
                        Repurchase Agreements        Yankees
                        SMBS                         Zero Coupons


Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:

                             50% Lehman 5-Year Municipal Bond Index
                             50% Lehman 10-Year Municipal Bond Index

Strategies:             Municipals Management
                        Maturity and Duration Management
                        Value Investing
                        High Yield Investing
                        Mortgage Investing


Portfolio
Management Team:        Kenneth B. Dunn, Steven K. Kreider and Scott F. Richard



--------------------------------------------------------------------------------
MAS Fund - 32          Terms in bold type are defined in the Prospectus Glossary

PA Municipal Portfolio

Objective:              To realize above-average total return over a market
                        cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax and Pennsylvania personal income tax by investing primarily in a diversified portfolio of fixed-income securities.

Approach:               The Adviser varies portfolio Structure-the average
                        duration and maturity and the amount of the portfolio invested in various types of bonds-according to its outlook for interest rates and its analysis of the risks and rewards offered by different classes of bonds. The portfolio will invest in federally or Pennsylvania State taxable bonds only in cases where MAS believes they improve the risk/reward profile of the portfolio on an after-tax basis for Pennsylvania residents.

Policies:               Generally at least 80% invested in Municipal Securities
                        Generally at least 65% invested in PA Municipal
                        Securities
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: 80% Investment Grade Securities
                        Up to 20% High Yield

Maturity and Duration:  Average weighted maturity generally between 5 and 10 years


Allowable Investments:  Agencies                     Emerging Markets Issuers
                        Asset-Backeds                Floaters
                        Brady Bonds                  Foreign Bonds
                        Cash Equivalents             Foreign Currency
                        CMOs                         Forwards
                        Convertibles                 Futures & Options
                        Corporates                   High Yield
                        Eastern European Issuers     Inverse Floaters

                        Investment Companies         Structured Notes
                        Mortgage Securities          Swaps
                        Municipals                   Taxable Investments
                        PA Municipals                U.S. Governments
                        Preferred Stock              When Issued Securities
                        Repurchase Agreements        Yankees
                        SMBS                         Zero Coupons


Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:

                             50% Lehman 5-Year Municipal Bond Index
                             50% Lehman 10-Year Municipal Bond Index

Strategies:             Municipals Management
                        Maturity and Duration Management
                        Value Investing
                        High Yield Investing
                        Mortgage Investing


Portfolio
Management Team:        Kenneth B. Dunn, Steven K. Kreider and Scott F. Richard



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 33

Special Purpose Fixed Income Portfolio

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities and other fixed-income securities. The portfolio is structured to complement an investment in one or more of the Fund's equity portfolios for investors seeking a balanced investment.

Approach:               The Adviser actively manages the maturity and duration
                        structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income
                        Securities in all market sectors. Both duration/maturity strategy and sector allocation are determined based on the presumption that investors are combining an investment in the portfolio with an equity investment.

Policies:               Generally at least 65% invested in Fixed-Income
                        Securities
                        May invest greater than 50% in Mortgage Securities
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable Investments:  Agencies                    Floaters
                        Asset-Backeds               Foreign Bonds
                        Brady Bonds                 Foreign Currency Mortgage
                        Cash Equivalents            Forwards
                        CMOs                        Futures & Options
                        Convertibles                High Yield
                        Corporates                  Inverse Floaters

                        Investment Companies        SMBS
                        Loan Participations         Structured Notes
                        Securities                  Swaps
                        Municipals                  U.S. Governments
                        Preferred Stock             When Issued Securities
                        Repurchase Agreements       Yankees
                        Zero Coupons


Comparative Index:      Salomon Broad Investment Grade
                        Lehman Brothers Aggregate


Strategies:             Maturity and Duration Management
                        Fixed Income Management and Asset Allocation
                        Value Investing
                        Mortgage Investing
                        High Yield Investing
                        Foreign Investing
                        Foreign Fixed Income Investing

Portfolio
Management Team:        Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley



--------------------------------------------------------------------------------
MAS Fund - 34          Terms in bold type are defined in the Prospectus Glossary

Multi-Market Fixed Income Portfolio

Objective:              To realize above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portofolio of fixed-income securities of U.S. and foreign issuers.

Approach:               The Adviser determines the mix of investments in
                        domestic and foreign Fixed-Income and High Yield
                        Securities expected to maximize available total return.
                        Strategic judgements on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global bond markets.

Policies:               Generally at least 65% in Fixed-Income Securities
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

Allowable Investments:  Agencies                     Emerging Markets Issuers
                        Asset-Backeds                Floaters
                        Brady Bonds                  Foreign Bonds
                        Cash Equivalents             Foreign Currency
                        CMOs                         Forwards
                        Convertibles                 Futures & Options
                        Corporates                   High Yield
                        Eastern European Issuers     Inverse Floaters

                        Investment Companies         Structured Notes
                        Loan Assignments             Structured Securities
                        Loan Participations          Swaps
                        Mortgage Securities          U.S. Governments
                        Municipals                   Warrants
                        Preferred Stock              When Issued Securities
                        Repurchase Agreements        Yankees
                        SMBS                         Zero Coupons

Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using

                             60% Salomon Broad Investment Grade Index
                             20% Salomon World Government Bond Index Ex U.S. 12% Salomon High Yield Market Index
                             8% J.P. Morgan Emerging Markets Bond Index

Strategies:             Foreign Investing
                        Foreign Fixed Income Investing
                        Maturity and Duration Management
                        Value Investing
                        Emerging Markets Investing
                        High Yield Investing
                        Mortgage Investing

Portfolio
Management Team:        Thomas L. Bennett, Kenneth B. Dunn Stephen F. Esser, J.
                        David Germany, Paul Ghaffari and Richard B. Worley



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 35

Balanced Portfolio


Objective:              To achieve above average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities. The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Approach:               The Adviser determines investment strategies for the
                        equity and fixed-income portions of the portfolio separately and then determines the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.

Policies:               Generally 45% to 75% invested in Equity Securities
                        Up to 25% invested in Foreign Bonds and/or Foreign
                        Equities (excluding ADRs)
                        Up to 10% invested in Brady Bonds
                        At least 25% invested in senior Fixed-Income Securities
                        Derivatives may be used to pursue portfolio strategy

Equity Capitalization:  Generally greater than $1 billion

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable Investments:  ADRs                        Eastern European Issuers
                        Agencies                    Floaters
                        Asset-Backeds               Foreign Bonds
                        Brady Bonds                 Foreign Currency
                        Cash Equivalents            Foreign Equities
                        CMOs                        Forwards
                        Common Stocks               Futures & Options
                        Convertibles                High Yield
                        Corporates                  Inverse Floaters

                        Investment Companies        SMBS
                        Investment Funds            Structured Notes
                        Loan Participations         Swaps
                        Mortgage Securities         U.S. Governments
                        Municipals                  Warrants
                        Preferred Stock             When Issued Securities
                        Repurchase Agreements       Yankees
                        Rights                      Zero Coupons


Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:

                             60% S&P 500 Index
                             40% Salomon Broad Investment Grade Index

Strategies:             Asset Allocation Management
                        Core Equity Investing
                        Fixed Income Management and Asset Allocation
                        Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        High Yield Investing
                        Foreign Investing
                        Foreign Fixed Income Investing

Portfolio
Management Team:        Thomas L. Bennett, Gary G. Schlarbaum, Horacio A.
                        Valeiras and Richard B. Worley



--------------------------------------------------------------------------------
MAS Fund - 36          Terms in bold type are defined in the Prospectus Glossary

Multi-Asset-Class Portfolio


Objective:              To achieve above average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities of U.S. and foreign issuers.


Approach:               The Adviser determines the mix of investments in
                        domestic and foreign equity and fixed-income and high yield securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets.


Policies:               Generally at least 65% invested in issuers located in at
                        least 3 countries, including the U.S.
                        Derivatives may be used to pursue portfolio strategy


Domestic Equity
Capitalization:         Generally greater than $1 billion

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable Investments:  ADRs                      Eastern European Issuers
                        Agencies                  Emerging Markets Issuers
                        Asset-Backeds             Floaters
                        Brady Bonds               Foreign Bonds
                        Cash Equivalents          Foreign Currency
                        CMOs                      Foreign Equities
                        Common Stocks             Forwards
                        Convertibles              Futures & Options
                        Corporates                High Yield

                        Inverse Floaters          SMBS
                        Investment Companies      Structured Investments
                        Investment Funds          Structured Notes
                        Loan Participations       Swaps
                        Mortgage Securities       U.S. Governments
                        Municipals                Warrants
                        Preferred Stock           When Issued Securities
                        Repurchase Agreements     Yankees
                        Rights                    Zero Coupons

Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:

                             50% S&P 500 Index
                             14% EAFE-GDP Weighted Index
                             24% Salomon Broad Investment Grade Index
                             6% Salomon World Government Bond Index Ex U.S. 6% Salomon High Yield Market Index

Strategies:             Asset Allocation Management
                        Fixed Income Management and Asset Allocation
                        Maturity and Duration Management
                        Value Investing
                        Foreign Investing
                        Foreign Fixed Income Investing
                        Core Equity Investing
                        International Equity Investing
                        Emerging Markets Investing
                        High Yield Investing
                        Mortgage Investing

Portfolio
Management Team:        Thomas L. Bennett, J. David Germany, Gary G. Schlarbaum,
                        Horacio A. Valeiras and Richard B. Worley




--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 37

Balanced Plus Portfolio

Objective:              To achieve above average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of domestic and foreign issuers and fixed-income securities.

Approach:               The Adviser determines the mix of investments in
                        domestic and foreign equity and fixed-income securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets. When the Adviser believes it to be in the best interests of the fund, opportunistic investments in both the high yield and international fixed-income markets will be made.

Policies:               Generally at least 65% invested in issuers located in at
                        least 3 countries, including the U.S.
                        Derivatives may be used to pursue portfolio strategy
                        At least 25% invested in senior Fixed-Income Securities

Domestic Equity
Capitalization:         Generally greater than $1 billion

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable Investments:  ADRs                        Eastern European Issuers
                        Agencies Emerging           Markets Issuers
                        Asset-Backeds               Floaters
                        Brady Bonds                 Foreign Bonds
                        Cash Equivalents            Foreign Currency
                        CMOs                        Foreign Equities
                        Common Stocks               Forwards
                        Convertibles                Futures & Options
                        Corporates                  High Yield

                        Inverse Floaters            SMBS
                        Investment Companies        Structured Investments
                        Investment Funds            Structured Notes
                        Loan Participations         Swaps
                        Mortgage Securities         U.S. Governments
                        Municipals                  Warrants
                        Preferred Stock             When Issued Securities
                        Repurchase Agreements       Yankees
                        Rights                      Zero Coupons

Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:

                             54% S&P 500 Index
                             40% Salomon Broad Investment Grade Index
                             6% MSCI World Ex U.S. Index

Strategies:             Asset Allocation Management
                        Fixed Income Management and Asset Allocation
                        Maturity and Duration Management
                        Value Investing
                        Foreign Investing
                        Foreign Fixed Income Investing
                        Core Equity Investing
                        International Equity Investing
                        Emerging Markets Investing
                        High Yield Investing
                        Mortgage Investing

Portfolio
Management Team:        Thomas L. Bennett, J. David Germany, Gary G. Schlarbaum,
                        Horacio A, Valeiras and Richard B. Worley



--------------------------------------------------------------------------------
MAS Fund - 38          Terms in bold type are defined in the Prospectus Glossary

                              PROSPECTUS GLOSSARY

            CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES


Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.


Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.


As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: Within the Special Purpose Fixed Income, Balanced, Multi-Asset-Class and Balanced Plus Portfolios, the Adviser selects Fixed-Income Securities not only on the basis of judgments regarding Maturity and Duration Management and Value Investing, but also on the basis of the value offered by various segments of the Fixed-Income Securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the Fixed-Income Securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.

For example, in a given interest rate environment, Equity Securities may be judged to be fairly valued when compared to intermediate duration Fixed-Income Securities, but overvalued compared to long dura-



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 39
tion Fixed-Income Securities. Consequently, while a portfolio investing only in Fixed-Income Securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to Equity Securities.


Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.


As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.

Growth Stock Investing: Seeks to invest in Common Stocks generally characterized by higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500 Index.

High Yield Investing: Involves investing in High Yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a portfolio invests in High Yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a portfolio may experience sudden and substantial price declines.



--------------------------------------------------------------------------------
MAS Fund - 40          Terms in bold type are defined in the Prospectus Glossary

This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, Zero Coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.

The table below provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in High Yield securities as of September 30, 1997 (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in Equity Securities.

         High Yield Portfolio              Multi-Asset-Class Portfolio
         --------------------              ---------------------------
QUALITY                                    QUALITY
AAA                          9.06%         AAA                      26.22%
AA                           0.05          AA                        2.32
A                            0.19          A                         1.09
BBB                          6.09          BBB                       2.09
BB                          42.51          BB                        4.64
B                           35.48          B                         6.02
CCC                          0.96          CCC                       0.32
NOT RATED                                  NOT RATED
  BB                  0.91*                  BB                0.06*
  B                   2.52*                  B                 0.22*
  NR                  2.23                   NR                0.17
  TOTAL NR                   5.66            TOTAL NR                0.45
TOTAL                      100.00%         TOTAL                    43.18%

* The Adviser believes that these non-rated securities are equivalent in quality to the rating indicated.


International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.


The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.


Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 41
of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.


About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed-Income Security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed-Income Securities. Duration is a measure of the expected life of a Fixed-Income Security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed-Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed-Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure .

Mortgage Investing: At times it is anticipated that greater than 50% of a fixed-income portfolio's assets may be invested in mortgage-related securities. These include Mortgage Securities which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association



--------------------------------------------------------------------------------
MAS Fund - 42          Terms in bold type are defined in the Prospectus Glossary

(GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be in Mortgage Securities issued by the various government-related organizations. However, a portfolio may invest, without limit, in Mortgage Securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment qualtity.

Money Market Investing: A money market fund like the Cash Reserves Portfolio invests in securities which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. A money market portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short-term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

Municipals Management: The Adviser manages municipal portfolios in a total return context. This means that Taxable Investments will regularly be included in a portfolio when they have an attractive prospective after-tax total return, regardless of the taxable nature of income on the security.

Municipals Management emphasizes a diversified portfolio of high grade municipal debt securities. Under normal circumstances, a portfolio will invest at least 80% of net assets in municipal securities including AMT Bonds and at least 80% will be Investment Grade Securities.


Under normal conditions, a portfolio may hold up to 20% of net assets in U.S. Governments, Agencies, Corporates, Cash Equivalents, Preferred Stocks, Mortgage Securities, Asset-Backeds, Floaters, and Inverse Floaters and other Fixed-Income Securities (collectively "Taxable Investments").


Non-Diversified Status: A portfolio may be classified as a non-diversified investment company under the 1940 Act. Non-diversified portfolios may invest more than 25% of assets in securities of individual issuers representing greater than 5% each of a portfolio's total assets, whereas diversified investment companies may only invest up to 25% of assets in positions of greater than 5%. Both diversified and non-diversified portfolios are subject to diversification specifications under the Internal Revenue Code of 1986, as amended, which require that, as of the close of each fiscal quarter, (i) no more than 25% of a portfolio's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Because of its non-diversified status, a portfolio may be subject to greater credit and other risks than a diversified investment company.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of the Adviser's fixed-income investment strategy.

Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying Common Stocks. However, non-dividend paying stocks may also be selected for their value characteristics.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 43

INVESTMENTS


Each portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.


ADRs-American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depository Shares.

Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.

Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.


Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


Each portfolio may invest in obligations of U.S. banks, and, except for the Domestic Fixed Income Portfolio, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

The portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets



--------------------------------------------------------------------------------
MAS Fund - 44          Terms in bold type are defined in the Prospectus Glossary
of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.


(2) Each portfolio (except the Cash Reserves Portfolio) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others;


(6) Repurchase Agreements collateralized by securities listed above; and


(7) Investments by the Cash Reserves Portfolio in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the 1940 Act.

CMOs-Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, Mortgage Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of Mortgage Securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 45

Commercial Paper: is a term used to desribe short-term obligations with maturities ranging from 2 to 270 days. These obligations are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial Paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial Paper is unsecured, but is almost always backed by bank lines of credit. Virtually all Commercial Paper is ranked by Moody's or Standard & Poor's.

Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.


Corporates-Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), in addition to other similar types of depositary shares, and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.


Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolios may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. As a result, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.



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MAS Fund - 46          Terms in bold type are defined in the Prospectus Glossary

Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.


Floaters-Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.


Foreign Bonds: are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgages and asset-backed securities.

Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards)

Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

Forwards-Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 47

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S.
dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures & Options-Futures Contracts, Options on Futures Contracts and Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the Securities and Exchange Commission's ("SEC's") position on asset coverage.

Possible Risks: The primary risks associated with the use of Futures and Options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.



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MAS Fund - 48          Terms in bold type are defined in the Prospectus Glossary

High Yield: High yield securities are generally considered to be Corporates, Preferred Stocks, and Convertibles rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

      Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

      Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

While these securities offer High Yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.

Inverse Floaters-Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The 1940 Act generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 49

Investment Funds: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.

Investment Grade Securities: are those (a) rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's));
(b) guaranteed by the U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage Securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Market Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.

Mortgage Securities-Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage Securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.

There are two methods of trading Mortgage Securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical Mortgage Security transaction, called a TBA (to be announced) transaction, in which the type of Mortgage Securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement



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MAS Fund - 50          Terms in bold type are defined in the Prospectus Glossary
will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through Mortgage Securities are traded on a TBA basis.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of Mortgage Securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Municipals-Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

PA Municipals: are obligations of the Pennsylvania state government, state agencies and various local governments, including counties, cities, townships, special districts and authorities. In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 51

Concentration of investment in the securities of one state exposes a portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal obligations of that state.


Debt of Government Agencies, Authorities and Commissions: Certain state-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the Commonwealth. Some of these agencies, however, such as the Delaware River Joint Toll Bridge Commission, are indirectly dependent on Commonwealth funds through various state-assisted programs.


Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.


Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.


Pursuant to an order issued by the SEC, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that portfolio's percentage share in the total Repurchase Agreement.


Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBS-Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.


Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the



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MAS Fund - 52          Terms in bold type are defined in the Prospectus Glossary
total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.


Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


Swaps-Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency Swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Board of Trustees.

Possible Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.


Taxable Investments: comprise Fixed-Income Securities and other instruments which pay income that is not exempt from taxation. Investors may be liable for tax on the income distributed as a result of the portfolio holding taxable investments. In this event, shareholders will receive an IRS form 1099 disclosing the taxable income paid for a calendar year.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 53

U.S. Governments-U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.


Warrants: are options issued by a corporation which give the holder the option to purchase stock.

When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Yankees: are U.S. dollar-denominated Fixed-Income Securities issued by a foreign government or corporation and sold in the U.S.

Zero Coupons-Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary Fixed-Income Securities because of the manner in which their principal and interest are returned to the investor.


                        GENERAL SHAREHOLDER INFORMATION

PURCHASE OF SHARES


Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Institutional Class Shares of each portfolio, except for the Cash Reserves Portfolio, may be purchased at the net asset value per share next determined after receipt of the purchase order. Such portfolios determine net asset value as described under General Shareholder Information-Valuation of Shares each day that the portfolios are open for business. See Other Information-Closed Holidays and General Shareholder Information-Valuation of Shares.


The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, payment for the purchase of shares must be in the form of Federal Funds (monies credited to the portfolio's Custodian by a Federal Reserve Bank) before they can be accepted by the portfolio. The portfolio is credited with Federal Funds on the same day if the investment is made by Federal Funds. Institutional Class Shares of the Cash Reserves Portfolio may be purchased at the net asset value next determined after an order is received by the portfolio and Federal Funds are received by the Custodian. The Cash Reserves Portfolio determines net asset value as of 12:00 noon (Eastern Time) each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.


Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868 together with a check ($5,000,000 minimum) payable to MAS Funds.



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MAS Fund - 54          Terms in bold type are defined in the Prospectus Glossary

The portfolios requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund, except for the Cash Reserves Portfolio. Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund. Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire: Subject to acceptance by the Fund, Institutional Class Shares of each portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios except the Cash Reserves Portfolio, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value.

Institutional Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                       The Chase Manhattan Bank
                       1 Chase Manhattan Plaza
                       New York, NY 10081
                       ABA #021000021
                       DDA #910-2-734143
                       Attn: MAS Funds Subscription Account
                       Ref: (Portfolio Name, Account Number, Account Name)

Purchases in the Cash Reserves Portfolio may also be made by Federal Funds wire to the Fund's Custodian. If the portfolio receives notification of an order prior to 12:00 noon (Eastern Time) and funds are received by the Custodian the same day, purchases of portfolio shares will become effective and begin to earn income on that business day. Orders received after 12:00 noon (Eastern Time) will be effective on the next business day upon receipt of funds. Federal Funds purchases will be accepted only on a day on which the portfolio is open for business. See Other Information-Closed Holidays.

Additional Investments: Additional investments of Institutional Class Shares at net asset value may be made at any time (minimum additional investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. For all portfolios, except the Cash Reserves Portfolio, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. For the Cash Reserves Portfolio, notification of a Federal Funds wire must be received by 12:00 noon (Eastern Time). Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund.

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and additional investment amounts.

Purchases of a portfolio's shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 55

Institutional Class Shares of the Fund's portfolios are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from Shareholder Organizations for the sale of Institutional Class Shares.

REDEMPTION OF SHARES

Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See Other Information-Closed Holidays and Valuation of Shares.

By Mail: Each portfolio will redeem shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.

By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that



--------------------------------------------------------------------------------
MAS Fund - 56          Terms in bold type are defined in the Prospectus Glossary
telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the New York Stock Exchange ("NYSE"), the Custodian, or the Fund is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the SEC.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

SHAREHOLDER SERVICES

Exchange Privilege: Each portfolio's Institutional Class Shares may be exchanged for shares of the Fund's other portfolios offering Institutional Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are qualified for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.

The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.

VALUATION OF SHARES

Equity, Growth, International Equity, Emerging Markets Value, Mid Cap Growth, Mid Cap Value, Small Cap Value and Value Portfolios:

Net asset value per share is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The values of other assets and securities for which no quotations



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 57
are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, are determined in good faith at fair value using methods approved by the Trustees.

Domestic Fixed Income, Fixed Income, Fixed Income Portfolio II, Global Fixed Income, High Yield, Intermediate Duration, International Fixed Income, Multi-Market Fixed Income, Limited Duration, Mortgage-Backed Securities, Municipal, PA Municipal and Special Purpose Fixed Income Portfolios:

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.


Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.


However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, will be valued in good faith at fair value using methods approved by the Board of Trustees.

Balanced, Multi-Asset-Class and Balanced Plus Portfolios: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced, Multi-Asset-Class and Balanced Plus Portfolios is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the portfolios are open for business. Equity, fixed-income and other securities held by the portfolios will be valued using the policies described above.


Cash Reserves Portfolio: The net asset value per share of the Cash Reserves Portfolio is calculated daily as of 12:00 noon (Eastern Time) on each day that the portfolio is open for business (See Other Information-Closed Holidays). The portfolio determines its net asset value per share by subtracting the portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the portfolio's investments and other assets and dividing the result by the total outstanding shares of the portfolio.


For the purpose of calculating the portfolio's net asset value per share, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the portfolio would receive if it sold the instrument.



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MAS Fund - 58          Terms in bold type are defined in the Prospectus Glossary

The use of amortized cost and the maintenance of the portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As conditions of operating under Rule 2a-7, the portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Board of Trustees has also agreed to establish procedures reasonably designed, taking into account current market conditions and the portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

In the event of a deviation of over 1/2 of 1% between a portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Board of Trustees will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share not equal to $1.00 based upon available market quotations.

All Portfolios: Net asset value per share for Investment Class Shares, Institutional Class Shares and Adviser Class Shares may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES: Dividends and Distributions: The Fund maintains different dividend and capital gain distribution policies for each portfolio. These are:

o The Equity, Value, Growth, Fixed Income, Fixed Income II, Special Purpose Fixed Income, High Yield, Limited Duration, Intermediate Duration, Mortgage-Backed Securities, Balanced, Multi-Asset-Class, Global Fixed Income, International Fixed Income, Multi-Market Fixed Income, Domestic Fixed Income and Balanced Plus Portfolios normally distribute substantially all of their net investment income to shareholders on a quarterly basis.

o The International Equity, Emerging Markets Value, Small Cap Value, Mid Cap Value and Mid Cap Growth Portfolios normally distribute substantially all of their net investment income on an annual basis.

o The Municipal and the PA Municipal Portfolios normally distribute substantially all of their net investment income on a monthly basis.

o The Cash Reserves Portfolio declares distributions daily and normally distributes substantially all of its investment income on a monthly basis.


If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.


If any net are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last distribution for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 59

In all portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.

Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the portfolio was open for business. Net realized short-term capital gains, if any, of the Cash Reserves Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

TAXES: The following is a summary of some important tax issues that affect the portfolios of the Fund and their shareholders. The summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the tax treatment of each portfolio or its shareholders. More information about taxes is in the Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Federal Taxes: Each portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, each portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify shareholders annually as to the tax classification of all distributions.

Income dividends received by shareholders (except for shareholders of the Municipal and PA Municipal Portfolios (see Special Tax Considerations for the Municipal and PA Municipal Portfolios) will be taxable as ordinary income, whether received in cash or in additional shares. In the case of the Equity, Value, Small Cap Value, Mid Cap Growth, Growth, Balanced, Balanced Plus, Multi-Asset-Class and Mid Cap Value Portfolios, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations. Capital gains distributions are taxable to shareholders at capital gains rates. Each portfolio will designate capital gains distributions to individual shareholders as either subject to the federal capital gains rate imposed on property held for more than 18 months or on property held for more than 1 year but not more than 18 months.

Distributions paid in January but declared by a portfolio in October, November or December of the previous year are taxable to shareholders in the previous year.

Each portfolio intends to declare and pay dividends and distributions so as to avoid imposition of the federal excise tax applicable to regulated investment companies. Further discussion is included in the Statement of Additional Information.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this withholding requirement, shareholders must certify on their Account Registration Forms that their Social Security Number or Taxpayer Identification Number is correct, and that they are not subject to backup withholding.



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MAS Fund - 60          Terms in bold type are defined in the Prospectus Glossary

Exchanges and redemptions of shares in a portfolio are taxable events.

Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. Each of the International Equity, Emerging Markets Value, Global Fixed Income, International Fixed Income, Multi-Market Fixed Income, Multi-Asset-Class and Balanced Plus Portfolios may be able to file an election with the Internal Revenue Service to pass through to its shareholders for foreign tax credit purposes the amount of foreign income taxes paid by such portfolio. Further discussion is included in the Statement of Additional Information. The other portfolios of the Fund will not be able to make this election.


State and Local Income Taxes: The Fund is formed as a Pennsylvania Business Trust and is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the portfolios.


Special Tax Considerations for the Municipal and PA Municipal Portfolios: Each of the Municipal and PA Municipal Portfolios intends to pay "exempt-interest" dividends to shareholders which are excluded from a shareholder's gross income for federal income tax purposes. Exempt-interest dividends received by shareholders from such portfolios may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence.

Since each of the portfolios may invest in private activity municipal securities, investment in either of the portfolios may not be an appropriate investment for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds.

To the extent, if any, that distributions paid to shareholders of either portfolio are derived from taxable interest or capital gains, such distributions will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

Furthermore, the PA Municipal Portfolio invests at least 65% of its assets in PA Municipals. As a result, the income of the PA Municipal Portfolio that is derived from PA Municipals and U.S. Governments will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax. Distributions by the PA Municipal Portfolio to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

Further discussion of tax considerations affecting shareholders of these portfolios is found in the Statement of Additional Information.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of December 31, 1997 had in excess of $58.1 billion in assets under management. On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 61

Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.


Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's contractual rate (annualized) along with the Adviser's actual rate of compensation for the Fund's 1997 fiscal year.

                                                                  FY 1997
                                            Contractual           Actual
                                               Rate           Compensation Rate
                                               -----           -----------------
Equity Portfolio                               .500%                .500%
Growth Portfolio                               .500                  N/A
International Equity Portfolio                 .500                 .500
Emerging Markets Value Portfolio               .750                 .652
Mid Cap Growth Portfolio                       .500                 .500
Mid Cap Value Portfolio                        .750                 .727
Small Cap Value Portfolio                      .750                 .750
Value Portfolio                                .500                 .500
Cash Reserves Portfolio                        .250                 .180
Domestic Fixed Income Portfolio                .375                 .364
Fixed Income Portfolio                         .375                 .375
Fixed Income Portfolio II                      .375                 .375
Global Fixed Income Portfolio                  .375                 .375
High Yield Portfolio                           .375                 .375
Intermediate Duration Portfolio                .375                 .325
International Fixed Income Portfolio           .375                 .375
Limited Duration Portfolio                     .300                 .297
Mortgage-Backed Securities Portfolio           .375                 .334
Municipal Portfolio                            .375                 .329
PA Municipal Portfolio                         .375                 .283
Special Purpose Fixed Income Portfolio         .375                 .375
Multi-Market Fixed Income Portfolio            .450                  N/A
Balanced Portfolio                             .450                 .450
Multi-Asset-Class Portfolio                    .650                 .528
Balanced Plus Portfolio                        .550                  N/A

Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Institutional Class of the Emerging Markets Value, Cash Reserves, Mortgage-Backed Securities, Municipal, PA Municipal, Multi-Market Fixed Income and Multi-Asset-Class Portfolios from exceeding 1.18%, 0.32%, 0.50%, 0.50%, 0.50%, 0.58% and
0.78%, respectively.

PORTFOLIO MANAGEMENT

A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios is as follows:


Robert E. Angevine, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1988. He assumed responsibility for the High Yield Portfolio in 1996.


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MAS Fund - 62          Terms in bold type are defined in the Prospectus Glossary

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Mid Cap Growth Portfolio in 1990, the Growth Portfolio in 1993 and the Equity Portfolio in 1994.


Richard M. Behler, Principal, Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. He assumed responsibility for the Value Portfolio in 1996.

Thomas L. Bennett, Managing Director, Morgan Stanley, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolio in 1992, the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997.

Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Fixed Income and the Domestic Fixed Income Portfolios in 1987, the Fixed Income II Portfolio in 1990, the Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, the Municipal and PA Municipal Portfolios in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Hassan Elmasry, Principal, Morgan Stanley, joined MAS in 1995. He served as First Vice President & International Equity Portfolio Manager from 1987 through 1995 for Mitchell Hutchins Asset Management. He assumed responsibility for the International Equity Portfolio in 1996.

Stephen F. Esser, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.


Abigail Jones Feder, Principal, Morgan Stanley, joined Morgan Stanley in 1985. She assumed responsibility for the Cash Reserves Portfolio in 1996.


William B. Gerlach, Vice President, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Small Cap Value and Mid Cap Value Portfolios in 1996.

J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997.

Paul Ghaffari, Principal, Morgam Stanley, joined Morgan Stanley in 1993. He served as Vice President in the Fixed Income Division of Emerging Markets Sales and Trading Department at Morgan Stanley. He assumed responsibility for the Multi-Market Fixed Income Portfolio in 1997.

Ellen D. Harvey, Principal, Morgan Stanley, joined MAS in 1984. She assumed responsibility for the Cash Reserves Portfolio in 1990, the Limited Duration Portfolio in 1992 and the Intermediate Duration Portfolio in 1994.


James J. Jolinger, Vice President, Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. He assumed responsibility for the Equity Portfolio in 1997.


Abhi Y. Kanitkar, Vice President, Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management. He assumed responsibility for the Mid Cap Growth Portfolio in 1996.

Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994 and the Value Portfolio in 1997.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 63

Brian Kramp, Vice President, Morgan Stanley, joined MAS in 1997. He served as Analyst/Portfolio Manager for Meridian Asset Management and its successor, Corestates Investment Advisors from 1985-1997. He assumed responsibility for the Value Portfolio in 1998.


Steven K. Kreider, Principal, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Municipal and the PA Municipal Portfolios in 1992.

Michael Kushma, Principal, Morgan Stanley, joined Morgan Stanley in 1988. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1996.


Chris Leavy, Morgan Stanley, joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. He assumed responsibility for the Mid Cap Value and Small Cap Value Portfolio in 1998.


Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990 and the Equity Portfolio in 1994.


Paul F. O'Brien, Principal, Morgan Stanley, joined MAS in 1996. He served as Head of European Economics from 1993 through 1995 for JP Morgan. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1996.

Scott F. Richard, Managing Director, Morgan Stanley, joined MAS in 1992. He assumed responsibility for the Mortgage-Backed Securities Portfolio in 1992, the Limited Duration, Intermediate Duration, Municipal and PA Municipal Portfolios in 1994 and the Advisory Mortgage Portfolio in 1995.


Christian G. Roth, Principal, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Limited Duration and Intermediate Duration Portfolios in 1994.


Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Equity and Small Cap Value Portfolios in 1987, the Growth Portfolio in 1993, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

Robert Sella, Principal, Morgan Stanley, joined MAS in 1992. He assumed responsibility for the Mortgage-Backed Securities Portfolio in 1998.

Horacio A. Valeiras, Principal, Morgan Stanley, joined MAS in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the Emerging Markets Value Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income Portfolio II in 1990, the Balanced and Special Purpose Fixed Income Portfolios in 1992, the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997.


ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.


--------------------------------------------------------------------------------
MAS Fund - 64          Terms in bold type are defined in the Prospectus Glossary

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates or markups on principal transactions than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker or dealer effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. The Adviser may place a combined order for two or more accounts or portfolios for the purchase or sale of the same security if, in its judgement, joint execution is in the best interest of each participant and will result in best price and execution. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. The Adviser may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-seven portfolios.


The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.


Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

As of January 5, 1998, Northern Trust Company (Chicago, IL) owned a controlling interest (as that term is defined by the 1940 Act) of the Cash Reserves Portfolio; The Northwestern University Investment Department (Evanston, IL) and Cives Corporation Savings and Profit-Sharing Retirement Trust (Roswell, GA) owned a controlling interest of the Mortgage-Backed Securities Portfolio; Ministers and Missionaries Benefit Board of the American Baptist Convention (New York, NY) and Chemical Bank (New York, NY) owned a controlling interest of the Emerging Markets Value Portfolio; Northern Trust Company (Chicago, IL) owned a controlling interest of the Balanced Portfolio; The Charles A. Dana Foundation Inc. (New York, NY) owned a controlling interest of the Global Fixed Income Portfolio; Southwest National Bank of Pennsylvania (Greensburg, PA) owned a controlling interest of the Intermediate Duration Portfolio; and the Connelly Foundation (West Conshohocken, PA) owned a controlling interest of the Multi-Market Fixed Income Portfolio.

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 65

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.


Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Cash Reserves Portfolio will be closed on Columbus Day and Veteran's Day.


TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.


Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, Union Carbide Corporation.


Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).


C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.


*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.



John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP; formerly Attorney, Ropes & Gray.


--------------------------------------------------------------------------------
MAS Fund - 66          Terms in bold type are defined in the Prospectus Glossary

--------------------------------------------------------------------------------
   MAS                                                Account Registration Form
---------
MAS FUNDS                                            Mas Fund Distribution, Inc.
                                                     General Distribution Agent

--------------------------------------------------------------------------------
(1)
REGISTRATION/PRIMARY
MAILING ADDRESS

Confirmations and month-end statements will be mailed to this address.

________________________________________________________________________________

________________________________________________________________________________

Attention ______________________________________________________________________

Street or P.O. Box _____________________________________________________________

City ______________________________________  State  _____  Zip  _________ - ____

Telephone No _____ - ______ - ______

Form of Business Entity: |_| Corporation |_| Partnership |_| Trust |_| Other ___

Type of Account: |_| Defined Benefit Plan |_| Defined Contribution Plan

                 |_| Profit Sharing/Thrift Plan

                 |_| Other Employee Benefit Plan _______________________________

                 |_| Endowment |_| Foundation |_| Taxable |_| Other (Specify)___

|_|  United State Citizen |_| Resident Alien ___________________________________

|_| Non-Resident Alien, Indicate Country of Residence

--------------------------------------------------------------------------------
(2)
Interested Party
Option

In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right

For additional interested party mailings, please attach a separate sheet.

Attention ______________________________________________________________________

Company
(If Applicable) ________________________________________________________________

Street or P.O. Box _____________________________________________________________

City ______________________________________  State  _____  Zip  _________ - ____

Telephone No _____ - ______ - ______

--------------------------------------------------------------------------------

(3) INVESTMENT

    For Purchase of:


|_| Equity Portfolio                  |_| Fixed Income Portfolio
|_| Value Portfolio                   |_| Fixed Income Portfolio II
|_| Growth Portfolio                  |_| Special Purpose Fixed Income Portfolio
|_| Mid Cap Growth Portfolio          |_| High Yield Portfolio
|_| Mid Cap Value Portfolio           |_| Limited Duration Portfolio
|_| Balanced Portfolio                |_| Intermediate Duration Portfolio
|_| Multi-Asset-Class Portfolio       |_| Mortgage-Backed Securities Portfolio
|_| Balanced Plus Portfolio           |_| Cash Reserves Portfolio
|_| Domestic Fixed Income Portfolio

|_| International Equity Portfolio
|_| Emerging Markets Value Portfolio
|_| International Fixed Income Portfolio
|_| Global Fixed Income Portfolio
|_| Multi-Market Fixed Income Portfolio
|_| Municipal Portfolio
|_| PA Municipal Portfolio


--------------------------------------------------------------------------------

(4)
     Taxpayer Identification Number

     Part 1.

                             Social Security Number

                               ____ - ____ - ____

                                       or

                         Employer Identification Number

                               ____ - ____ - ____

Part 2. Backup Withholding

|_| Check the box if the account is subject to Backup Withholding under the provisions of Section 340(a)(1)(C) of the Internal Revenue Code.

                           Important Tax Information

You (as a payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of person subjects to backup withholding will be reduced by the amount of tax withheld.

You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.

--------------------------------------------------------------------------------

Miller
Anderson
& Sherrerd, LLP  ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
--------------------------------------------------------------------------------
                                                              SIDE ONE OF TWO --

--------------------------------------------------------------------------------
   MAS
---------
MAS FUNDS


--------------------------------------------------------------------------------

(5) TELEPHONE REDEMPTION OPTION

Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

(X)
-------------------------------------------------
Signature                                Date

--------------------------------------------------------------------------------

(6) WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

    Please check appropriate box(es):

    |_| Wire redemption proceeds

    |_| Wire distribution proceeds (please complete box 7 below)

_______________________________________________________  _______________________
          Name of Commercial Bank (Net Savings Bank)       Bank Account No.

________________________________________________________________________________
                Name(s) in which your Bank Account is Established

________________________________________________________________________________
                              Bank's Street Address

_______________________________________________________  _______________________
City                        State              Zip         Routing/ABA Number

--------------------------------------------------------------------------------

(7) DISTRIBUTION OPTION -- Income dividends and capital gains distributions (if any) will be reinvested in additional shares if no box is checked below.
The instructions provided below may only be changed by written notification.

|_| Income dividends and capital gains to be paid in cash.

|_| Income dividends to be paid in cash and capital gains distribution in additional shares.

|_| Income dividends and capital gains to be reinvested in additional shares.

If cash option is chosen, please indicate instructions below:

|_| Mail distribution check to the name and address in which account is registered.

|_| Wire distribution to the same commercial bank indicated in Section 6 above.

(8) WIRING INSTRUCTIONS

For purchasing Shares by wire, please send a Fedwire payment to:

The Chase Manhattan Bank
1 Chase Manhattan Plaza
New York, NY 10081
ABA# 021000021
DDA# 910-2-734143
Attn: MAS Funds Subscription Account
Ref. (Portfolio name, your
     Account number,
     your Account name)

--------------------------------------------------------------------------------

SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current MAS Funds Prospectus and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


(X)
-------------------------------------------------------------------------
Signature                                                      Date


(X)
-------------------------------------------------------------------------
Signature                                                      Date


(X)
-------------------------------------------------------------------------
Signature                                                      Date


(X)
-------------------------------------------------------------------------
Signature                                                      Date

          This application is separate from the prospectus.

--------------------------------------------------------------------------------

FOR INTERNAL USE ONLY


(X)
-------------------------------------------------------------------------
Signature                                               Date


-------------------------------------------------------------------------
      O |_|             F |_|             OR |_|      S |_|

--------------------------------------------------------------------------------


Miller
Anderson
& Sherrerd, LLP  ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
--------------------------------------------------------------------------------
                                                              SIDE TWO OF TWO --

--------------------------------------------------------------------------------
   MAS                                                                PROSPECTUS
---------
MAS FUNDS

                                January 31, 1998

  Investment Adviser and Administrator:      Transfer Agent:

  Miller Anderson & Sherrerd, LLP            Chase Global Funds Services Company
  One Tower Bridge                           73 Tremont Street
  West Conshohocken,                         Boston, Massachusetts 02108-0913
  Pennsylvania 19428-2899

                           General Distribution Agent:

                           MAS Fund Distribution, Inc.
                           One Tower Bridge
                           P.O. Box 868
                           West Conshohocken,
                           Pennsylvania 19428-0868

--------------------------------------------------------------------------------

                               Table of Contents

                          Page                                             Page


Fund Expenses                2     General Shareholder Information
Prospectus Summary           4        Purchase of Shares                     54
Financial Highlights         6        Redemption of Shares                   56
Yield and Total Return      14        Shareholder Services                   57
Investment Suitability      15        Valuation of Shares                    57
Investment Limitations      16        Dividends, Distributions and Taxes     59
Portfolio Summaries         17     Investment Adviser                        61
Equity Investments          17     Portfolio Management                      62
Fixed-Income Investments    22     Administrative Services                   64
Prospectus Glossary                General Distribution Agent                65
   Strategies               39     Portfolio Transactions                    65
   Investments              44     Other Information                         65
                                   Trustees and Officers                     66



Miller
Anderson
& Sherrerd, LLP  ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------

   MAS                                             INVESTMENT CLASS PROSPECTUS
---------
MAS FUNDS
                                January 31, 1998
--------------------------------------------------------------------------------
Client Services: 1-800-354-8185 Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-seven portfolios, nine of which are described in this Prospectus. This Prospectus offers the Investment Class Shares of these nine portfolios.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.
--------------------------------------------------------------------------------

                            PORTFOLIO PAGE REFERENCE

                        How to Use This Prospectus:    3

                        Portfolio Summaries:
                        Equity:
                            Equity                    11
                            International Equity      11
                            Mid Cap Value             12
                            Value                     13

                        Fixed Income:
                            Domestic Fixed Income     14
                            Fixed Income              15
                            High Yield                16

                        Balanced:
                            Balanced                  17
                            Multi-Asset-Class:        18

                        Prospectus Glossary:
                            Strategies                19
                            Investments               22

                        General Shareholder
                            Information:              32

                        Table of Contents:     Back Cover

--------------------------------------------------------------------------------
This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1998 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
--------------------------------------------------------------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185

EXPENSE SUMMARY -- INVESTMENT CLASS SHARES

The following tables illustrate the various expenses and fees that a shareholder in a portfolio will incur either directly or indirectly. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

     Shareholder Transaction Expenses:
     Sales Load Imposed on Purchases                               None
     Sales Load Imposed on Reinvested Dividends                    None
     Redemption Fees                                               None
     Exchange Fees                                                 None

     Annual Fund Operating Expenses:
     (as a percentage of average net assets after fee waivers)
     12b-1 Fees                                                    None
     Shareholder Servicing Fee                                     0.15%


                                           Investment                   Total
                                            Advisory        Other      Operating
     Portfolio                                Fees        Expenses     Expenses
     ---------                                ----        --------     --------
--------------------------------------------------------------------------------
Equity                                       0.500%        0.250%       0.750
International Equity                         0.500         0.300        0.800
Mid Cap Value                                0.750         0.280        1.030
Value                                        0.500         0.250        0.750
Domestic Fixed Income                        0.375         0.275        0.650
Fixed Income                                 0.375         0.255        0.630
High Yield                                   0.375         0.275        0.650
Balanced                                     0.450         0.280        0.730
Multi-Asset-Class                            0.594*        0.336        0.930

     The Total Operating Expense ratios reflected in the table above may be higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets. The amounts in the above table have been restated to reflect current fees and expenses.

* The Adviser is, on a voluntary basis, waiving a portion of its fee and/or reimbursing certain expenses for the Multi-Asset-Class Portfolio. Absent such waivers and/or reimbursements by the Adviser, Total Operating Expenses would be 0.986%. These fee waivers and expense reimbursements are voluntary and may be discontinued at any time at the Adviser's discretion.



--------------------------------------------------------------------------------
MAS Fund - 2          Terms in bold type are defined in the Prospectus Glossary

EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. For portfolios with less than 10 months of operations, only the 1 and 3 year examples are shown.

     Portfolio                       1 year     3 year     5 year     10 year
     ---------                       ------     ------     ------     -------
--------------------------------------------------------------------------------
Equity                                $  8       $ 24       $ 42       $ 93
International Equity                     8         26         44         99
Mid Cap Value                           11         33         57        126
Value                                    8         24         42         93
Domestic Fixed Income                    7         21         36         81
Fixed Income                             6         20         35         79
High Yield                               7         21         36         81
Balanced                                 7         23         41         91
Multi-Asset-Class                        9         30         51        114
--------------------------------------------------------------------------------

                           HOW TO USE THIS PROSPECTUS

A PROSPECTUS SUMMARY begins on page 4;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page
6;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 9;

SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 11;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 19; and

GENERAL SHAREHOLDER INFORMATION begins on page 32.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 3

SUMMARY INFORMATION:

The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.

Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-income portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;

o Fixed-Income Securities will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of Fixed-Income Securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. Certain Fixed Income Securities may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets). Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies;

o Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a portfolio's net asset value;

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. Portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps;

o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;

o Each portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so; and

o Each portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.


--------------------------------------------------------------------------------
MAS Fund - 4          Terms in bold type are defined in the Prospectus Glossary

HOW TO INVEST: Investment Class Shares of each portfolio are available to Shareholders with combined investments of $1,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Institutional and Adviser Class Shares which differ from the Investment Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.


HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover and Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of December 31, 1997 had in excess of $58.1 billion in assets under management.

THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 5

             Financial Highlights -- Fiscal Years Ended September 30

        Selected per share data and ratios for a share of each Portfolio outstanding throughout each period


     The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders incorporated by reference in the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1997 have been examined by
   Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.

   The Investment Class shares of the Domestic Fixed Income Portfolio had not commenced operations as of September 30, 1997, therefore, Institutional Class share financial information is provided to investors for informational purposes only and should be referred to as an historical guide to the Portfolio's operations and expenses. Past performance does not indicate future results.
 (Data is adjusted to reflect a 2.5 for 1 share split as of August 13, 1993 for the Domestic Fixed Income Portfolio.)

                                            Net Gains                      Dividend
            Net Asset                       or Losses                    Distributions     Capital Gain
            Value-           Net          on Securities     Total from       (net          Distributions
            Beginning     Investment      (realized and     Investment     investment      (realized net       Other
            of Period      Income          unrealized)      Activities       income        capital gains)   Distributions
-------------------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Investment Class Operations 04/10/96)
1997          $25.66       $0.34             $8.17            $8.51       ($0.35)           ($4.40)             --
1996           24.31        0.22              1.24             1.46        (0.11)               --              --

International Equity Portfolio (Commencement of Investment Class Operations 04/10/96)
1997+++       $13.23       $0.23             $2.69            $2.92       ($0.25)           ($0.27)             --
1996           13.02        0.09              0.12             0.21           --                --              --

Mid Cap Value Portfolio (Commencement of Investment Class Operations 05/10/96)
1997+++       $14.48       $0.01             $8.36            $8.37       ($0.09)           ($1.01)             --
1996           13.77        0.04              0.67             0.71           --                --              --

Value Portfolio (Commencement of Investment Class Operations 05/06/96)
1997+++       $15.60       $0.31             $5.75            $6.06       ($0.27)           ($1.03)             --
1996           14.97        0.12              0.59             0.71        (0.08)               --              --


                             Net Asset                   Net Assets-      Ratio of      Ratio of
                              Value-                       End of         Expenses      Net Income      Portfolio      Average
               Total          End of          Total        Period        to Average     to Average       Turnover     Commission
           Distributions      Period         Return**    (thousands)     Net Assets+    Net Assets         Rate        Rate***
--------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Investment Class Operations 04/10/96)
1997          ($4.75)         $29.42          38.12%       $2,354           0.80%++       1.12%++           85%       $0.0294
1996           (0.11)          25.66           6.02           113           0.75*         1.83*             67         0.0557

International Equity Portfolio (Commencement of Investment Class Operations 04/10/96)
1997+++       ($0.52)         $15.63          22.85%         $631           0.89%++       1.60%++           62%       $0.0035
1996              --           13.23           1.61           235           0.81*         1.81*             78         0.0093

Mid Cap Value Portfolio (Commencement of Investment Class Operations 05/10/96)
1997+++       ($1.10)         $21.75          61.05%       $1,238           1.09%++       0.04%++          184%       $0.0467
1996              --           14.48           5.16           127           1.03*++       0.86*++          377         0.0462

Value Portfolio (Commencement of Investment Class Operations 05/06/96)
1997+++       ($1.30)         $20.36          41.01%      $29,847           0.80%++       1.75%++           46%       $0.0577
1996           (0.08)          15.60           4.78         9,244           0.76*         2.05*             53         0.0572



--------------------------------------------------------------------------------
MAS Fund - 6           Terms in bold type are defined in the Prospectus Glossary

             Financial Highlights - Fiscal Years Ended September 30


                                            Net Gains                      Dividend
            Net Asset                       or Losses                    Distributions     Capital Gain
            Value-           Net          on Securities     Total from       (net          Distributions
            Beginning     Investment      (realized and     Investment     investment      (realized net       Other
            of Period      Income          unrealized)      Activities       income        capital gains)   Distributions
-------------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income Portfolio (Commencement of Institutional Class Operations 9/30/87)
1997          $10.89       $0.74             $0.33           $1.07        ($0.67)           ($0.02)             --
1996           11.03        0.56             (0.09)           0.47         (0.57)               --          (0.04)#
1995            9.87        0.52              0.87            1.39         (0.23)               --
1994           11.99        0.94             (1.23)          (0.29)        (0.95)           ($0.73)         (0.15)#
1993           11.80        0.84              0.66            1.50         (0.78)            (0.53)             --
1992           11.34        0.87              0.76            1.63         (1.00)            (0.17)             --
1991           10.26        0.92              1.10            2.02         (0.94)               --              --
1990           10.90        0.87             (0.45)           0.42         (0.96)            (0.10)             --
1989           10.78        0.86              0.08            0.94         (0.78)            (0.04)             --
1988            9.99        0.73              0.52            1.25         (0.45)            (0.01)             --

Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
1997+++       $11.80       $0.75             $0.40           $1.15        ($0.60)           ($0.13)             --

High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)
1997+++        $9.31       $0.84             $0.88           $1.72        ($0.84)           ($0.03)             --
1996            9.06        0.31              0.16            0.47         (0.22)               --              --

Balanced Portfolio (Commencement of Investment Class Operations 04/04/97)
1997          $13.11       $0.30             $2.09           $2.39        ($0.20)               --              --

Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)
1997+++       $12.27       $0.36             $2.57           $2.93        ($0.49)           ($1.08)             --
1996           12.17        0.13             $0.08            0.21         (0.11)               --              --

                             Net Asset                   Net Assets-      Ratio of      Ratio of
                              Value-                       End of         Expenses      Net Income      Portfolio      Average
               Total          End of          Total        Period        to Average     to Average       Turnover     Commission
           Distributions      Period         Return**    (thousands)     Net Assets+    Net Assets         Rate        Rate***
--------------------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income Portfolio (Commencement of Institutional Class Operations 9/30/87)
1997          ($0.69)        $11.27          10.20%      $96,954            0.51%++        6.48%           217%           --
1996           (0.61)         10.89           4.41        95,362            0.52++         5.73            168            --
1995           (0.23)         11.03          14.33        36,147            0.51++         6.80            313            --
1994           (1.83)          9.87          (2.87)       36,521            0.50++         7.65             78            --
1993           (1.31)         11.99          14.08        90,350            0.50           7.15             96            --
1992           (1.17)         11.80          15.41        98,130            0.47           7.67            136            --
1991           (0.94)         11.34          20.99        83,200            0.48           8.18            131            --
1990           (1.06)         10.26           3.90        77,622            0.48           8.35            181            --
1989           (0.82)         10.90           9.14        68,855            0.49           8.24            219            --
1988           (0.46)         10.78          12.63        53,236            0.50           8.62            224            --

Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
1997+++       ($0.73)        $12.22          10.07%       $9,527            0.66%*++       6.57%*          179%           --

High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)
1997+++       ($0.87)        $10.16          19.77%      $10,916            0.70%++        8.84%            96%           --
1996           (0.22)          9.31           5.34         5,139            0.62*         11.06*           115            --

Balanced Portfolio (Commencement of Investment Class Operations 04/04/97)
1997          ($0.20)        $15.30          18.40%       $3,943            0.73%*++       3.32%*          145%      $0.0578

Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)
1997+++       ($1.57)        $13.63          26.32%       $5,075            0.96%++        2.85%           141%      $0.0114
1996           (0.11)         12.27           1.75         3,074            0.73*++        3.68*           122        0.0225


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 7

                        Notes to the Financial Highlights


*    Annualized
**   Total return figures for partial years are not annualized.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share paid for security transactions on which commissions were charged.
#    Represents distribution in excess of net realized gains.
##   Represents distributions in excess of net investment income.
+ For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods. Where listed as N/A, if the expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

     Portfolio                      1995              1996           1997
     ---------                      ----              ----           ----
Equity                              --                0.75%*         0.80%
International Equity                --                0.77           0.86
Mid Cap Value                       --                1.03*          1.07
Value                               --                0.75*          0.79
Domestic Fixed Income               0.50%             0.50           0.50
Fixed Income                        --                --             0.65*
High Yield                          --                0.61*          0.69
Balanced                            --                --             0.70*
Multi-Asset-Class                   --                0.73*          0.96


++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

               Voluntarily waived and/or reimbursed expenses for:

     Portfolio                           1994         1995           1996            1997
     ---------                           ----         ----           ----            ----
Equity                                   --           --             --              1.28%
International Equity                     --           --             --              6.83
Mid Cap Value                            --           --             0.14%*          4.60
Value                                    --           --             --              0.09
Domestic Fixed Income                    0.03%        0.09%          0.01            0.01
Fixed Income                             --           --             --              0.12*
High Yield                               --           --             --              0.22
Multi-Asset-Class                        --           --             0.08*           0.55

+++ Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.


--------------------------------------------------------------------------------
MAS Fund - 8          Terms in bold type are defined in the Prospectus Glossary

YIELD AND TOTAL RETURN:

From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations).

The yield of a portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during a 30-day period by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION

Suitability: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code.


Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.


Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets (which may invest up to 10% of its net assets) in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

Turnover: The Adviser manages the portfolios generally without regard to restrictions on annual turnover. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 9

With respect to the fixed income portfolios and the fixed-income portion of the Balanced and Multi-Asset-Class Portfolios the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments with respect to forward delivery mortgage-backed securities. For the Balanced and Multi-Asset-Class Portfolios, the annual turnover rate is not expected to exceed 100% with respect to Equity Securities.

The following portfolios have annual turnover rates of 100% or more: Mid Cap Value, Fixed Income, Domestic Fixed Income, Balanced and Multi-Asset-Class. These high rates of annual turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of annual turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The annual turnover rate for each portfolio is shown in the Financial Highlights under "Portfolio Turnover Rate."

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets is generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in Cash Equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any fixed-income portfolio without regard to that portfolio's usual average weighted maturity.


Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies, or as detailed in Investment Limitations, a portfolio will not concentrate investments in any one industry.


Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

(b) with respect to 75% of its assets, a portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

Limitations (a) and (b), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolios. Other investment limitations described here and in the Statement of Additional Information are not fundamental policies; meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth in this prospectus or the Statement of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolios' assets will not be considered a violation of the restriction, and the sale of securities will not be required.


--------------------------------------------------------------------------------
MAS Fund - 10         Terms in bold type are defined in the Prospectus Glossary

Equity Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing primarily in dividend-paying common stocks of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation.


Approach:                The investment process is designed to capture value by
                         identifying stocks that offer low but rising expectations. Equity valuations reflect the level of market expectations for companies, while earnings-estimate revision data indicate the direction of changes in expectations. In addition, the Adviser diversifies across sectors to preserve return while reducing risk; thus, the best values within each sector of the market are sought. A group of senior portfolio managers invests equal portions of the portfolio using a disciplined approach to stock selection supported by fundamental research analysts. Each manager makes his or her own buy, sell and sector-allocation decisions.
                         Overall sector allocation is reviewed regularly to preserve the benefits of diversification.


Policies:                Generally at least 65% invested in Equity Securities
                         Up to 5% invested in Foreign Equities (excluding ADRs).
                         Derivatives may be used to pursue portfolio strategy.

Capitalization Range:    Generally greater than $1 billion


Allowable Investments:   ADRs                     Corporates                    Futures & Options             Swaps
                         Agencies                 Foreign  Bonds                Investment Companies          U.S. Governments
                         Cash Equivalents         Foreign Currency              Preferred Stock               Warrants
                         Common Stocks            Foreign Equities              Repurchase Agreements         When Issued Securities
                         Convertibles             Forwards                      Rights                        Zero Coupons


Comparative Index:       S&P 500 Index

Strategies:              Core Equity Investing


Portfolio
Management Team:         Arden C. Armstrong,  James J. Jolinger,  Nicholas J.
                         Kovich, Brian Kramp, Robert J. Marcin and Gary G.
                         Schlarbaum


--------------------------------------------------------------------------------



International Equity Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in common stocks of companies based outside of the U.S.


Approach:                The Adviser evaluates both short-term and long-term
                         international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

Policies:                Generally at least 65% invested in Foreign Equities of
                         issuers in at least 3 countries other than the U.S.
                         Derivatives may be used to pursue portfolio strategy.

Allowable Investments:   ADRs                Eastern European Issuers           Investment Companies          Structured Notes
                         Agencies            Emerging Markets Issuers           Investment Funds              Swaps
                         Brady Bonds         Foreign Bonds                      Loan Participations           U.S. Governments
                         Cash Equivalents    Foreign Currency                   Preferred Stock               Warrants
                         Common Stocks       Foreign Equities                   Repurchase Agreements         When Issued Securities
                         Convertibles        Forwards                           Rights                        Zero Coupons
                         Corporates          Futures & Options                  Structured Investments


Comparative Index:       MSCI World Ex-U.S. Index


Strategies:              International Equity Investing
                         Emerging Markets Investing
                         Foreign Investing

Portfolio
Management Team:         Hassan Elmasry and Horacio A. Valerias


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund -11

Mid Cap Value Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The
                         Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.


Approach:                The Adviser selects common stocks which are deemed to
                         be undervalued at the time of purchase, based on proprietary measures of value. The portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index.

Policies:                Generally at least 65% invested in Equity Securities of
                         mid-cap companies, which are deemed to be undervalued.
                         Up to 5% invested in Foreign Equities (excluding ADRs).
                         Derivatives may be used to pursue portfolio strategy.


Capitalization Range:    Generally matching the S&P MidCap 400 Index (currently
                         $500 million to $6 billion).


Allowable Investments:   ADRs                Corporates          Futures & Options           Swaps
                         Agencies            Foreign Bonds       Investment Companies        U.S. Governments
                         Cash Equivalents    Foreign Currency    Preferred Stock             Warrants
                         Common Stocks       Foreign Equities    Repurchase Agreements       When Issued Securities
                         Convertibles        Forwards            Rights                      Zero Coupons


Comparative Index:       S&P MidCap 400 Index

Strategies:              Value Stock Investing


Portfolio
Management Team:         Bradley S. Daniels, William B. Gerlach, Chris Leavy and
                         Gary G. Schlarbaum


--------------------------------------------------------------------------------
MAS Fund - 12         Terms in bold type are defined in the Prospectus Glossary

Value Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios. While capital return will be emphasized somewhat more than income return, the portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.


Approach:                The Adviser selects common stocks which are deemed to
                         be undervalued relative to the stock market in general as measured by the Standard & Poor's 500 Index, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research.


Policies:                Generally at least 65% invested in Equity Securities,
                         which are deemed to be undervalued.
                         Up to 5% invested in Foreign Equities (excluding ADRs).
                         Derivatives may be used to pursue portfolio strategy.


Capitalization Range:    Generally greater than $300 million


Allowable Investments:   ADRs                Corporates          Futures & Options            Swaps
                         Agencies            Foreign Bonds       Investment Companies         U.S. Governments
                         Cash Equivalents    Foreign Currency    Preferred Stock              Warrants
                         Common Stocks       Foreign Equities    Repurchase Agreements        When Issued Securities
                         Convertibles        Forwards            Rights                       Zero Coupons


Comparative Index:       S&P 500 Index

Strategy:                Value Stock Investing


Portfolio
Management Team:         Richard M. Behler, Nicholas J. Kovich, Brian Kramp and
                         Robert J. Marcin



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 13

Domestic Fixed Income Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities and other investment grade fixed-income securities of domestic issuers.

Approach:                The Adviser actively manages the maturity and duration
                         structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of U.S. Fixed-Income
                         Securities in all market sectors.

Policies:                Generally at least 65% invested in Fixed-Income
                         Securities. 100% invested in domestic issuers.
                         May invest  greater than 50% in Mortgage Securities.
                         Derivatives may be used to pursue portfolio strategy.

Quality Specifications:  80% of Fixed-Income Securities rated A or higher (or its equivalent)
                         May invest up to 20% in Fixed-Income Securities rated BBB (or its equivalent).

Maturity and Duration:   Average weighted maturity generally greater than 5
                         years.

Allowable Investments:   Agencies            Corporates               Mortgage Securities           Structured Notes
                         Asset-Backeds       Floaters                 Municipals                    Swaps
                         Cash Equivalents    Futures & Options        Preferred Stock               U.S. Governments
                         CMOs                Inverse Floaters         Repurchase Agreements         When Issued Securities
                         Convertibles        Investment Companies     SMBS                          Zero Coupons

Comparative Index:       Salomon Broad Investment Grade
                         Lehman Brothers Aggregate

Strategies:              Maturity and Duration Management
                         Value Investing
                         Mortgage Investing

Portfolio
Management Team          Thomas L. Bennett, Kenneth B. Dunn and Richard B.
                         Worley


--------------------------------------------------------------------------------
MAS Fund - 14         Terms in bold type are defined in the Prospectus Glossary

Fixed Income Portfolio


Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                The Adviser actively manages the maturity and duration
                         structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income
                         Securities in all market sectors.


Policies:                Generally at least 65% invested in Fixed-Income
                         Securities.
                         May invest greater than 50% in Mortgage Securities.
                         Derivatives may be used to pursue portfolio strategy.

Quality Specifications:  80% Investment Grade Securities.
                         Up to 20% High Yield.

Maturity and Duration:   Average weighted maturity generally greater than 5
                         years


Allowable Investments:   Agencies            Floaters                 Investment Companies               Structured Notes
                         Asset-Backeds       Foreign Bonds            Loan Participations                Swaps
                         Brady Bonds         Foreign Currency         Mortgage Securities                U.S. Governments
                         Cash Equivalents    Forwards                 Municipals                         When Issued Securities
                         CMOs                Futures & Options        Preferred Stock                    Yankees
                         Convertibles        High Yield               Repurchase Agreements              Zero Coupons
                         Corporates          Inverse Floaters         SMBS


Comparative Index:       Salomon Broad Investment Grade
                         Lehman Brothers Aggregate


Strategies:              Maturity and Duration Management
                         Value Investing
                         Mortgage Investing
                         High Yield Investing
                         Foreign Investing
                         Foreign Fixed Income Investing

Portfolio
Management Team:         Thomas L. Bennett, Kenneth B. Dunn and Richard B.
                         Worley

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 15

High Yield Portfolio


Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in high yielding corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds). The portfolio may also invest in U.S.
                         Government securities, mortgage-backed securities, investment grade corporate bonds and in short-term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The portfolio expects to achieve its objective by earning a high rate of current income, although the portfolio may seek capital growth opportunities when consistent with its objective. The portfolio's average weighted maturity will ordinarily be greater than five years.


Approach:                The Adviser uses equity and fixed-income valuation
                         techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.


Policies:                Generally at least 65% invested in High Yield
                         securities (commonly referred to as junk bonds)
                         Derivatives may be used to pursue portfolio strategy


Quality Specifications:  None

Maturity and Duration:   Average weighted maturity generally greater than 5
                         years.


Allowable Investments:   Agencies                     Emerging Markets Issuers     Inverse Floaters           Structured Notes
                         Asset-Backeds                Floaters                     Investment Companies       Swaps
                         Brady Bonds                  Foreign Bonds                Loan Participations        U.S. Governments
                         Cash Equivalents             Foreign Currency             Mortgage Securities        When Issued Securities
                         CMOs                         Foreign Equities             Municipals                 Yankees
                         Convertibles                 Forwards                     Preferred Stock            Zero Coupons
                         Corporates                   Futures & Options            Repurchase Agreements
                         Eastern European Issuers     High Yield                   SMBS


Comparative              Index: Salomon High Yield Market Index


Strategies:              High Yield Investing
                         Maturity and Duration Management
                         Value Investing
                         Mortgage Investing
                         Foreign Investing
                         Foreign Fixed Income Investing
                         Emerging Markets Investing

Portfolio
Management Team:         Robert E. Angevine, Thomas L. Bennett  and Stephen F.
                         Esser


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MAS Fund - 16          Terms in bold type are defined in the Prospectus Glossary

Balanced Portfolio

Objective:               To achieve above average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities.
                         When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities. The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Approach:                The Adviser determines investment strategies for the
                         equity and fixed-income portions of the portfolio separately and then determines the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.

Policies:                Generally 45% to 75% invested in Equity Securities.
                         Up to 25% invested in Foreign Bonds and/or Foreign
                         Equities (excluding ADRs).
                         Up to 10% invested in Brady Bonds
                         At least 25% invested in senior Fixed-Income
                         Securities.
                         Derivatives may be used to pursue portfolio strategy.

Equity Capitalization:   Generally greater than $1 billion

Quality Specifications:  None

Maturity and Duration:   Average weighted maturity generally greater than 5
                         years


Allowable Investments:   ADRs                Eastern European Issuers      Investment Companies          SMBS
                         Agencies            Floaters                      Investment Funds              Structured Notes
                         Asset-Backeds       Foreign Bonds                 Loan Participations           Swaps
                         Brady Bonds         Foreign Currency              Mortgage Securities           U.S. Governments
                         Cash Equivalents    Foreign Equities              Municipals                    Warrants
                         CMOs                Forwards                      Preferred Stock               When Issued Securities
                         Common Stocks       Futures & Options             Repurchase Agreements         Yankees
                         Convertibles        High Yield                    Rights                        Zero Coupons
                         Corporates          Inverse Floaters

Comparative Index:       A weighted blend of quarterly returns compiled by the
                         Adviser using:
                            60% S&P 500 Index
                            40% Salomon Broad Investment Grade Index

Strategies:              Asset Allocation Management
                         Core Equity Investing
                         Fixed Income Management and Asset Allocation
                         Maturity and Duration Management
                         Value Investing
                         Mortgage Investing
                         High Yield Investing
                         Foreign Investing
                         Foreign Fixed Income Investing

Portfolio
Management Team:         Thomas L. Bennett, Gary G. Schlarbaum, Horacio A.
                         Valeiras and Richard B. Worley

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 17

Multi-Asset-Class Portfolio


Objective:               To achieve above average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities of U.S. and foreign issuers.


Approach:                The Adviser determines the mix of investments in
                         domestic and foreign equity and fixed-income and high yield securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets.

Policies:                Generally at least 65% invested in issuers located in
                         at least 3 countries, including the U.S.
                         Derivatives may be used to pursue portfolio strategy.

Domestic Equity
Capitalization:          Generally greater than $1 billion

Quality Specifications:  None

Maturity and Duration:   Average weighted maturity generally greater than 5
                         years


Allowable Investments:   ADRs                Eastern European Issuers         Inverse Floaters              SMBS
                         Agencies            Emerging Markets Issuers         Investment Companies          Structured Investments
                         Asset-Backeds       Floaters                         Investment Funds              Structured Notes
                         Brady Bonds         Foreign Bonds                    Loan Participations           Swaps
                         Cash Equivalents    Foreign Currency                 Mortgage Securities           U.S. Governments
                         CMOs                Foreign Equities                 Municipals                    Warrants
                         Common Stocks       Forwards                         Preferred Stock               When Issued Securities
                         Convertibles        Futures & Options                Repurchase Agreements         Yankees
                         Corporates          High Yield                       Rights                        Zero Coupons

Comparative Index:       A weighted blend of quarterly returns compiled by the
                         Adviser using:
                            50% S&P 500 Index
                            14% EAFE-GDP Weighted Index
                            24% Salomon Broad Investment Grade Index
                            6% Salomon World Government Bond Index Ex U.S.
                            6% Salomon High Yield Market Index

Strategies:              Asset Allocation Management
                         Fixed Income Management and Asset Allocation
                         Maturity and Duration Management
                         Value Investing
                         Foreign Investing
                         Core Equity Investing
                         International Equity Investing
                         Emerging Markets Investing
                         High Yield Investing
                         Foreign Fixed Income Investing
                         Mortgage Investing

Portfolio
Management Team:         Thomas L. Bennett, J. David Germany, Gary G.
                         Schlarbaum, Horacio A. Valeiras and Richard B. Worley


--------------------------------------------------------------------------------
MAS Fund - 18         Terms in bold type are defined in the Prospectus Glossary

                               PROSPECTUS GLOSSARY

             CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS


STRATEGIES


Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.


Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.


As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: Within the Balanced and Multi-Asset-Class Portfolios, the Adviser selects Fixed-Income Securities not only on the basis of judgments regarding Maturity and Duration Management and Value Investing, but also on the basis of the value offered by various segments of the Fixed-Income Securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the Fixed-Income Securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.

For example, in a given interest rate environment, Equity Securities may be judged to be fairly valued when compared to intermediate duration Fixed-Income Securities, but overvalued compared to long duration Fixed-Income Securities. Consequently, while a portfolio investing only in Fixed-Income Securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to Equity Securities.

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 19

Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.


As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.

High Yield Investing: Involves investing in High Yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a portfolio invests in High Yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield securities.


--------------------------------------------------------------------------------
MAS Fund - 20         Terms in bold type are defined in the Prospectus Glossary

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, Zero Coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.

The table below provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in High Yield securities as of September 30, 1997 (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in Equity Securities.

          High Yield Porfolio                     Multi-Asset-Class Portfolio
QUALITY                                      QUALITY
AAA                            9.06%         AAA                          26.22%
AA                             0.05          AA                            2.32
A                              0.19          A                             1.09
BBB                            6.09          BBB                           2.09
BB                            42.51          BB                            4.64
B                             35.48          B                             6.02
CCC                            0.96          CCC                           0.35
NOT RATED                                    NOT RATED
      BB             0.91*                         BB           0.06*
      B              2.52*                         B            0.22*
      NR             2.23                          NR           0.17
      TOTAL NR                 5.66                TOTAL NR                0.45
TOTAL                        100.00%         TOTAL                        43.18%

*The Adviser believes that these non-rated securities are equivalent in quality to the rating indicated.


International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.


The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.


Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these pay-

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 21
ments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.


Duration is a measure of the expected life of a Fixed-Income Security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed-Income Securities. Duration is a measure of the expected life of a Fixed-Income Security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed-Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed-Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed-Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: At times it is anticipated that greater than 50% of a fixed-income portfolio's assets may be invested in mortgage-related securities. These include Mortgage Securities which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be in Mortgage Securities issued by the various government-related organizations. However, a portfolio may invest, without limit, in Mortgage Securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of the Adviser's fixed-income investment strategy.

Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying Common Stocks. However, non-dividend paying stocks may also be selected for their value characteristics.


INVESTMENTS


Each portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.


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MAS Fund - 22         Terms in bold type are defined in the Prospectus Glossary

ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depository Shares.

Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.

Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.


Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Cash Equivalents: are short-term fixed-income instruments comprising:


(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


Each portfolio may invest in obligations of U.S. banks and, except for the Domestic Fixed Income Portfolio, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

The portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.


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Terms in bold type are defined in the Prospectus Glossary         MAS Fund - 23

(2) Each portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);


(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;


(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase Agreements collateralized by securities listed above.

CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, Mortgage Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of Mortgage Securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.


Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.


Corporates--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

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MAS Fund - 24         Terms in bold type are defined in the Prospectus Glossary

Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), in addition to other similar types of depositary shares, and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.

Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolios may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. As a result, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.


Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.


Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio listing of Allowable Investments to determine which of these a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.


Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.

Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 25
feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.

Foreign Bonds: are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgages and asset-backed securities.

Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards)

Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S.
dollar-denominated security.


There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


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MAS Fund - 26         Terms in bold type are defined in the Prospectus Glossary

Futures & Options--Futures Contracts, Options on Futures Contracts and Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.


A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the Securities and Exchange Commission's ("SEC's") position on asset coverage.

Possible Risks: The primary risks associated with the use of Futures and Options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

High Yield: High yield securities are generally considered to be Corporates, Preferred Stocks, and Convertibles rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

     Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

     Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

While these securities offer High Yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 27

The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.

Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940 (the "1940 Act") generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.

Investment Grade Securities: are those (a) rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's)); (b) guaranteed by the U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage Securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby


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MAS Fund - 28          Terms in bold type are defined in the Prospectus Glossary
financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Markets Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.


Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage Securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.

There are two methods of trading Mortgage Securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical Mortgage Security transaction, called a TBA (to be announced) transaction, in which the type of Mortgage Securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through Mortgage Securities are traded on a TBA basis.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of Mortgage Securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal Securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 29
operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.


Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.


Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.


Pursuant to an order issued by the SEC, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that portfolio's percentage share in the total Repurchase Agreement.


Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying


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MAS Fund - 30         Terms in bold type are defined in the Prospectus Glossary
mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.


Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.

Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.


Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency Swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Board of Trustees.

Possible Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than Swaps.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 31

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.


Warrants: are options issued by a corporation which give the holder the option to purchase stock.

When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Yankees: are U.S. dollar-denominated Fixed-Income Securities issued by a foreign government and sold in the U.S.

Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary Fixed-Income Securities because of the manner in which their principal and interest are returned to the investor.


                         GENERAL SHAREHOLDER INFORMATION


PURCHASE OF SHARES


Investment Class Shares are available to clients of the Adviser with combined investments of $1,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Investment Class Shares of each portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. Such portfolios determine net asset value as described under General Shareholder Information-Valuation of Shares each day that the portfolios are open for business. See Other Information-Closed Holidays and General Shareholder Information--Valuation of Shares.

Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 together with a check ($1,000,000 minimum) payable to MAS Funds.

The portfolios requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund, Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

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MAS Fund - 32         Terms in bold type are defined in the Prospectus Glossary

Initial Purchase by Wire: Subject to acceptance by the Fund, Investment Class Shares of each portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Investment Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:


                         The Chase Manhattan Bank
                         1 Chase Manhattan Plaza
                         New York, NY 10081
                         ABA  #021000021
                         DDA  #910-2-734143
                         Attn: MAS Funds Subscription Account
                         Ref: (Portfolio Name, Account Number, Account Name)


Additional Investments: Additional investments of Investment Class Shares at net asset value may be made at any time (minimum additional investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. For all portfolios, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value.

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and additional investment amounts.

Purchases of a portfolio's shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Investment Class Shares of the Fund's portfolios are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from Shareholder Organizations for the sale of Investment Class Shares through Shareholder Organizations may receive a fee for providing shareholder services to their clients who hold Investment Class Shares.


REDEMPTION OF SHARES


Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See Other Information-Closed Holidays and Valuation of Shares.

By Mail: Each portfolio will redeem shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 33

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.


By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the New York Stock Exchange ("NYSE"), the Custodian, or the Fund is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the SEC.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

SHAREHOLDER SERVICES

Exchange Privilege: Each portfolio's Investment Class Shares may be exchanged for shares of the Fund's other portfolios offering Investment Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are qualified for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


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MAS Fund - 34         Terms in bold type are defined in the Prospectus Glossary

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.


The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.


VALUATION OF SHARES

Equity, International Equity, Mid Cap Value and Value Portfolios:

Net asset value per share is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The values of other assets and securities for which no quotations are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, are determined in good faith at fair value using methods approved by the Trustees.

Domestic Fixed Income, Fixed Income and High Yield Portfolios:

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.

Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.


However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 35
cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, will be valued in good faith at fair value using methods approved by the Board of Trustees.

Balanced and Multi-Asset-Class Portfolios: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced and Multi-Asset-Class Portfolios is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the portfolios are open for business. Equity, fixed-income and other securities held by the portfolios will be valued using the policies described above.

All Portfolios: Net asset value per share for Investment Class Shares, Institutional Class Shares and Adviser Class Shares may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES: Dividends and Distributions: The Fund maintains different dividend and capital gain distribution policies for each portfolio. These are:

o The Equity, Value, Domestic Fixed Income, Fixed Income, High Yield, Balanced and Multi-Asset-Class Portfolios normally distribute substantially all of their net investment income to shareholders on a quarterly basis.

o The International Equity and Mid Cap Value Portfolios normally distribute substantially all of their net investment income on an annual basis.

If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net capital gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last distributions for the calendar year.

All dividends and distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

In all portfolios undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.

TAXES: The following is a summary of some important tax issues that affect the portfolios of the Fund and their shareholders. The summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the tax treatment of each portfolio or its shareholders. More information about taxes is in the Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


Federal Taxes: Each portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, each portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify shareholders annually as to the tax classification of all distributions.


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MAS Fund - 36         Terms in bold type are defined in the Prospectus Glossary

Income dividends received by shareholders will be taxable as ordinary income, whether received in cash or in additional shares. In the case of the Equity, Value, Balanced, Multi-Asset-Class and Mid Cap Value Portfolios, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations. Capital gains distributions are taxable to shareholders at capital gains rates. Each portfolio will designate capital gains distributions to individual shareholders as either subject to the federal capital gains rate imposed on property held for more than 18 months or on property held for more than 1 year but not more than 18 months.

Distributions paid in January but declared by a portfolio in October, November or December of the previous year are taxable to shareholders in the previous year.

Each portfolio intends to declare and pay dividends and distributions so as to avoid imposition of the federal excise tax applicable to regulated investment companies. Further discussion is included in the Statement of Additional Information.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this withholding requirement, shareholders must certify on their Account Registration Forms that their Social Security Number or Taxpayer Identification Number is correct, and that they are not subject to backup withholding.


Exchanges and redemptions of shares in a portfolio are taxable events.


Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at source. The International Equity and Multi-Asset-Class Portfolios may be able to file an election with the Internal Revenue Service to pass through to their shareholders for foreign tax credit purposes the amount of foreign income taxes paid by each portfolio. Further discussion is included in the Statement of Additional Information. The other portfolios of the Fund will not be able to make this election.

State and Local Income Taxes: The Fund is formed as a Pennsylvania Business Trust and is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the portfolio.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of December 31, 1997 had in excess of $58.1 billion in assets under management. On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.


Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 37

Adviser an advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's contractual rate (annualized) along with the Adviser's actual rate of compensation for the Fund's 1997 fiscal year.

                                                              FY 1997
                                        Contractual           Actual
                                           Rate          Compensation Rate
                                        -----------      -----------------
Equity Portfolio                           .500%               .500%
International Equity Portfolio             .500                .500
Mid Cap Value Portfolio                    .750                .727
Value Portfolio                            .500                .500
Domestic Fixed Income Portfolio            .375                .364
Fixed Income Portfolio                     .375                .375
High Yield Portfolio                       .375                .375
Balanced Portfolio                         .450                .450
Multi-Asset-Class Portfolio                .650                .528

The Adviser is, on a voluntary basis, waiving a portion of its fee and/or reimbursing certain expenses for the Multi-Asset-Class Portfolio. Absent such waivers and/or reimbursements by the Adviser, Total Operating Expenses would be 0.986%. These fee waivers and expense reimbursements are voluntary and may be discontinued at any time at the Adviser's discretion.


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MAS Fund - 38          Terms in bold type are defined in the Prospectus Glossary

PORTFOLIO MANAGEMENT


A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios is as follows:


Robert E. Angevine, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1988. He assumed responsibility for the High Yield Portfolio in 1996.

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Mid Cap Growth Portfolio in 1990, the Growth Portfolio in 1993 and the Equity Portfolio in 1994.


Richard M. Behler, Principal, Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. He assumed responsibility for the Value Portfolio in 1996.

Thomas L. Bennett, Managing Director, Morgan Stanley, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolio in 1992, the Balanced Plus Portfolio in 1996, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Fixed Income and the Domestic Fixed Income Portfolios in 1987, the Fixed Income II Portfolio in 1990, the Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the Municipal, PA Municipal Portfolios in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Hassan Elmasry, Principal, Morgan Stanley, joined MAS in 1995. He served as First Vice President & International Equity Portfolio Manager from 1987 through 1995 for Mitchell Hutchins Asset Management. He assumed responsibility for the International Equity Portfolio in 1996.

Stephen F. Esser, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.

William B. Gerlach, Vice President, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Small Cap Value and Mid Cap Value Portfolios in 1996.

J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Balanced Plus Portfolio in 1996, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Ellen D. Harvey, Principal, Morgan Stanley, joined MAS in 1984. She assumed responsibility for the Cash Reserves Portfolio in 1990, the Limited Duration Portfolio in 1992 and the Intermediate Duration Portfolio in 1994.

James J. Jolinger, Vice President, Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. He assumed responsibility for the Equity Portfolio in 1997.


Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994 and the Value Portfolio in 1997.

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 39

Brian Kramp, Vice President, Morgan Stanley, joined MAS in 1997. He served as Analyst/Portfolio Manager for Meridian Asset Management, and its successor, Corestates Investment Advisors from 1985 - 1997. He assumed responsibility for the Value and Equity Portfolios in 1998.

Chris Leavy, Morgan Stanley, joined Mas in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premium Trust Company from 1994-1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. He assumed responsibility for the Mid Cap Value and Small Cap Value Portfolio in 1998.


Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990 and the Equity Portfolio in 1994.


Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Equity and Small Cap Value Portfolios in 1987, the Growth Portfolio in 1993, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

Horacio A. Valeiras, Principal, Morgan Stanley, joined MAS in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the Emerging Markets Value Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income Portfolio II in 1990, the Balanced and Special Purpose Fixed Income Portfolios in 1992, the Balanced Plus Portfolio in 1996, the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.


ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.


GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

SERVICE PLAN: The Board of Trustees of the Fund has approved a Service Plan (the "Service Plan") pursuant to which the Distributor may compensate Service Providers for providing shareholder support services to clients who purchase Investment Class Shares. For this service, such Service Providers are compensated at an annual rate of .15% of the average net assets of the Investment Class Shares of each portfolio. Fees paid pursuant to the Service Plan are separate fees of the Investment Class Shares of each portfolio and will reduce the net investment income and total return of the Investment Class Shares of these portfolios.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates or markups on principal transactions than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker or dealer effecting the transaction.


It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

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MAS Fund - 40         Terms in bold type are defined in the Prospectus Glossary

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. The Adviser may place a combined order for two or more accounts or portfolios for the purchase or sale of one same security if, in its judgement, joint execution is in the best interest of each participant and will result in best price and excution. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. The Adviser may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-seven portfolios.


The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.


Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

As of January 5, 1998 Northern Trust Company (Chicago, IL) owned a controlling interest (as that term is defined by the 1940 Act) of the Balanced Portfolio.

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.


Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.

Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.


Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 41

Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, Union Carbide Corporation.


Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------


James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.


Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.


John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP; formerly Attorney, Ropes & Gray.


--------------------------------------------------------------------------------
MAS Fund - 42         Terms in bold type are defined in the Prospectus Glossary

------------------------------------------------------------------------------------------------------------------------------------
  MAS                                              ACCOUNT REGISTRATION FORM
---------
MAS FUNDS                                         Mas Fund Distribution, Inc.
                                                   General Distribution Agent
------------------------------------------------------------------------------------------------------------------------------------
(1)
REGISTRATION/PRIMARY           |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
MAILING ADDRESS
                               |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

                               Attention |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Confirmations and month-end
statements will be mailed to   Street or P.O. Box  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
this address.
                               City  |_|_|_|_|_|_|_|_|_|  State |_|_|  Zip |_|_|_|_|_|-|_|_|_|_|

                               Telephone No. |_|_|_|-|_|_|_|_|-|_|_|_|_|

                               Form of Business Entity: |_| Corporation  |_| Partnership  |_| Trust  |_| Other______________________

                               Type of Account:|_| Defined Benefit Plan |_| Defined Contribution Plan |_| Profit Sharing/Thrift Plan

                                               |_| Other Employee Benefit Plan _____________________________________________________

                                               |_| Endowment |_| Foundation  |_| Taxable  |_| Other (Specify)_______________________

      |_| United State Citizen  |_| Resident Alien  |_| Non-Resident Alien, Indicate Country of Residence __________________________


------------------------------------------------------------------------------------------------------------------------------------
(2)
INTERESTED PARTY
OPTION                         Attention  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_

In addition to the account     Company
statement sent to the above    (If Applicable)  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
registered address, the Fund
is authorized to mail          Street or P.O. Box |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
duplicate statements to the
name and address provided at   City  |_|_|_|_|_|_|_|_|_|  State |_|_|  Zip |_|_|_|_|_|-|_|_|_|_|
right

For additional interested      Telephone No. |_|_|_|-|_|_|_|_|-|_|_|_|_|
party mailings, please attach
a separate sheet.
------------------------------------------------------------------------------------------------------------------------------------
(3)
INVESTMENT                     |_| Equity Portfolio                        $__________________________________
For Purchase of:               |_| International Equity Portfolio          $__________________________________
                               |_| Mid Cap Value Portfolio                 $__________________________________
                               |_| Value Portfolio                         $__________________________________
                               |_| Domestic Fixed Income Portfolio         $__________________________________
                               |_| Fixed Income Portfolio                  $__________________________________
                               |_| High Yield Portfolio                    $__________________________________
                               |_| Balanced Portfolio                      $__________________________________
                               |_| Multi-Asset-Class Portfolio             $__________________________________

------------------------------------------------------------------------------------------------------------------------------------

(4)  TAXPAYER IDENTIFICATION NUMBER                           IMPORTANT TAX INFORMATION
     Part 1.
                                            You (as a payee) are required by law to provide us (as payer)
      Social Security Number                with your correct taxpayer identification number. Accounts that
     |_|_|_|-|_|_|-|_|_|_|_|                have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income
               or                           and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of person
  Employer Identification Number            subjects to backup withholding will be reduced by the amount of
      |_|_|-|_|_|_|_|_|_|_|                 tax withheld.

                                            You may be notified that you are subject to backup withholding
Part 2. BACKUP WITHHOLDING                  under section 3406(a)(1)(C) because you have underreported
|_| Check the box if the account is         interest or dividends or you were required to, but failed to,
subject to Backup Withholding under the     file a return which would have included a reportable interest or
provisions of Section 340(a)(1)(C) of       dividend payment. If you have been so notified, check the box in
the Internal Revenue Code.                  PART 2 at left.

 -----------------------------------------------------------------------------------------------------------------------------------

MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
--------------------------------------------------------------------------------
                                                                 SIDE ONE OF TWO

--------------------------------------------------------------------------------
  MAS
---------
MAS FUNDS
--------------------------------------------------------------------------------

(5)  TELEPHONE REDEMPTION OPTION

Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

(X)________________________________________________________
Signature                                              Date
--------------------------------------------------------------------------------

(6) WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification. Please check appropriate box(es):

|_| Wire redemption proceeds
|_| Wire distribution proceeds (please complete box 7 below)


____________________________________________________   _________________________
      Name of Commercial Bank (Net Savings Bank)           Bank Account No.


________________________________________________________________________________
                Name(s) in which your Bank Account is Established


________________________________________________________________________________
                              Bank's Street Address


____________________________________________________   _________________________
  City                  State               Zip            Routing/ABA  Number

--------------------------------------------------------------------------------

(7) DISTRIBUTION OPTION -- Income dividends and capital gains distributions (if any) will be reinvested in additional shares if no box is checked below. The instructions provided below may only be changed by written notification.

     |_|  Income dividends and capital gains to be paid in cash.

     |_| Income dividends to be paid in cash and capital gains distribution in additional shares.

     |_| Income dividends and capital gains to be reinvested in additional shares.

     If cash option is chosen, please indicate instructions below:

     |_| Mail distribution check to the name and address in which account is registered.

     |_| Wire distribution to the same commercial bank indicated in Section 6 above.
--------------------------------------------------------------------------------

(8)  WIRING INSTRUCTIONS

For purchasing Shares by wire, please send a Fedwire payment to:

The Chase Manhattan Bank
1 Chase Manhattan Plaza
New York, NY 10081
ABA# 021000021
DDA# 910-2-734143
Attn: MAS Funds
Subscription Account
Ref. (Portfolio name, your Account number, your Account name)
--------------------------------------------------------------------------------

SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current MAS Funds Prospectus and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

(X)_________________________________________________
Signature                                       Date

(X)_________________________________________________
Signature                                       Date

(X)_________________________________________________
Signature                                       Date

(X)_________________________________________________
Signature                                       Date

                This application is separate from the prospectus.

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY

              (X)_________________________________________________
                 Signature                                    Date

               _________________________________________________

                  O |__|       F |__|    OR |__|       S |__|
--------------------------------------------------------------------------------

MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
--------------------------------------------------------------------------------
                                                                 SIDE TWO OF TWO

   MAS                                             INVESTMENT CLASS PROSPECTUS
---------
MAS FUNDS
                                January 31, 1998

     Investment Adviser and Adminstrator:    Transfer Agent:

     Miller Anderson & Sherrerd, LLP         Chase Global Fund Services Company
     One Tower Bridge                        73 Tremont Street
     West Conshohocken                       Boston, Massachusetts 02108-0913
     Pennsylvania 19428-2899

                           General Distribution Agent:

                           MAS Fund Distribution, Inc.
                           One Tower Bridge
                           P.O. Box 868
                           West Conshohocken,
                           Pennsylvania 19428-0868

--------------------------------------------------------------------------------

Table of Contents
                                                              Page
              Fund Expenses                                      2
              Prospectus Summary                                 4
              Financial Highlights                               6
              Yield and Total Return                             9
              Suitability                                        9
              Investment Limitations                            10
              Portfolio Summaries                               11
              Equity Investments                                11
              Fixed-Income Investments                          14
              Propectus Glossary
                 Strategies                                     19
                 Investments                                    22
              General Shareholder Information
                 Purchase of Shares                             32
                 Redemption of Shares                           33
                 Shareholder Services                           34
                 Valuation of Shares                            35
                 Dividends, Distributions and Taxes             36
              Investment Adviser                                37
              Portfolio Management                              39
              Administrative Services                           40
              General Distribution Agent                        40
              Portfolio Transactions                            40


MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185

--------------------------------------------------------------------------------
  MAS                       ADVISER CLASS PROSPECTUS
---------
MAS FUNDS

                                January 31, 1998

--------------------------------------------------------------------------------
Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-seven portfolios, ten of which are described in this Prospectus. This Prospectus offers the Adviser Class Shares of these ten portfolios.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.
--------------------------------------------------------------------------------


                            PORTFOLIO PAGE REFERENCE
                            ------------------------

                        How to Use This Prospectus:    3

                        Portfolio Summaries:
                        Equity:
                            Equity                    12
                            International Equity      13
                            Mid Cap Growth            14
                            Mid Cap Value             15
                            Value                     16

                        Fixed Income:
                            Domestic Fixed Income     17
                            Fixed Income              18
                            High Yield                19

                        Balanced:
                            Balanced:                 20
                            Multi-Asset-Class         21

                        Prospectus Glossary:
                            Strategies                22
                            Investments               27

                        General Shareholder
                            Information:              40

                        Table of Contents:            Back Cover

--------------------------------------------------------------------------------
This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1998 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
--------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Miller
Anderson
& Sherrerd, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
--------------------------------------------------------------------------------

EXPENSE SUMMARY -- ADVISER CLASS SHARES


The following tables illustrate the various expenses and fees that a shareholder in a portfolio will incur either directly or indirectly. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.


  Shareholder Transaction Expenses:
  Sales Load Imposed on Purchases                                        None
  Sales Load Imposed on Reinvested Dividends                             None
  Redemption Fees                                                        None
  Exchange Fees                                                          None


  Annual Fund Operating Expenses:
  (as a percentage of average net assets after fee waivers)
  12b-1 Fees                                                           0.25%
  Shareholder Servicing Fee                                             None

                                         Investment                      Total
                                          Advisory         Other       Operating
           Portfolio                       Fees          Expenses       Expenses
--------------------------------------------------------------------------------
Equity                                     0.500%         0.350%         0.850%
International Equity                       0.500          0.400          0.900
Mid Cap Growth                             0.500          0.380          0.880
Mid Cap Value                              0.750          0.380          1.130
Value                                      0.500          0.350          0.850
Domestic Fixed Income                      0.375          0.375          0.750
Fixed Income                               0.375          0.355          0.730
High Yield                                 0.375          0.375          0.750
Balanced                                   0.450          0.380          0.830
Multi-Asset-Class                          0.594*         0.436          1.030

The Total Operating Expense ratios reflected in the table above may be higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets. The amounts in the above table have been restated to reflect current fees and expenses.
*The Adviser is, on a voluntary basis, waiving a portion of its fee and/or reimbursing certain expenses for the Multi-Asset-Class Portfolio. Absent such waivers and/or reimbursements by the Adviser, Total Operating Expenses would be 1.086%. These fee waivers and expense reimbursements are voluntary and may be discontinued at any time at the Adviser's discretion.



--------------------------------------------------------------------------------
MAS Fund - 2           Terms in bold type are defined in the Prospectus Glossary

EXAMPLE


The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

          Portfolio                     1 year     3 year     5 year    10 year
--------------------------------------------------------------------------------
Equity                                  $  9       $ 27       $ 47       $105
International Equity                       9         29         50        111
Mid Cap Growth                             9         28         49        108
Mid Cap Value                             12         36         62        137
Value                                      9         27         47        105
Domestic Fixed Income                      8         24         42         93
Fixed Income                               7         23         41         91
High Yield                                 8         24         42         93
Balanced                                   8         26         46        103
Multi-Asset Class                         11         33         57        126
--------------------------------------------------------------------------------

                           HOW TO USE THIS PROSPECTUS

A PROSPECTUS SUMMARY begins on page 4;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page
6;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 9;

SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 12;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 22; and

GENERAL SHAREHOLDER INFORMATION begins on page 40.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 3

SUMMARY INFORMATION:


The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.

OBJECTIVES: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-income portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;

o Fixed-Income Securities will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of Fixed-Income Securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. Certain Fixed Income Securities may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets). Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies;

o Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a portfolio's net asset value;

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. Portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps;



--------------------------------------------------------------------------------
MAS Fund - 4           Terms in bold type are defined in the Prospectus Glossary

o Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;

o Each portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so; and

o Each portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

HOW TO INVEST: Adviser Class Shares of each portfolio are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Institutional and Investment Class Shares which differ from the Adviser Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.

HOW TO REDEEM: Shares of each portfolio may be redemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover and Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of December 31, 1997 had in excess of $58.1 billion in assets under management.

THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 5

             Financial Highlights - Fiscal Years Ended September 30

                 Selected per share data and ratios for a share
                       outstanding throughout each period

     The following should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders incorporated by reference to the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1997 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.

     The Adviser Class shares of the Equity, International Equity, Mid Cap Value, Domestic Fixed Income and Multi-Asset-Class Portfolios had not commenced operations as of September 30, 1997, therefore Institutional Class share financial information is provided to investors for informational purposes only and should be referred to as a historical guide to a portfolio's operations and expenses. Past performance does not indicate future results.

     (Data is adjusted to reflect a 2.5 for 1 share split as of August 13, 1993 for all portfolios in operation as of that date.)

                                            Net Gains                      Dividend
            Net Asset                       or Losses                    Distributions     Capital Gain
              Value-        Net           on Securities     Total from       (net          Distributions
            Beginning    Investment       (realized and     Investment     investment      (realized net       Other
            of Period      Income          unrealized)      Activities       income        capital gains)   Distributions
-------------------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)

 1997         $25.67        $0.36            $8.22            $8.58       ($0.40)           ($4.40)             --
 1996          24.43         0.50             3.26             3.76        (0.50)            (2.02)             --
 1995          21.05         0.52             4.55             5.07        (0.52)            (1.17)             --
 1994          22.82         0.44             0.41             0.85        (0.41)            (2.21)             --
 1993          22.04         0.41             1.95             2.36        (0.43)            (1.15)             --
 1992          20.78         0.43             1.86             2.29        (0.42)            (0.61)             --
 1991          15.86         0.44             5.64             6.08        (0.44)            (0.72)             --
 1990          18.65         0.48            (2.57)           (2.09)       (0.54)            (0.16)             --
 1989          14.48         0.51             4.15             4.66        (0.46)            (0.03)             --
 1988          17.14         0.40            (1.93)           (1.53)       (0.32)            (0.81)             --

International Equity Portfolio (Commencement of Institutional Class Operations 11/25/88)

 1997+++      $13.24        $0.25            $2.71            $2.96       ($0.26)           ($0.27)             --
 1996          12.51         0.31             0.77             1.08        (0.29)            (0.06)             --
 1995          14.52         0.19            (0.75)           (0.56)          --             (1.35)          ($0.10)#
 1994          13.18         0.12             1.63             1.75        (0.16)            (0.25)             --
 1993          11.03         0.21             2.14             2.35        (0.20)               --              --
 1992          11.56         0.36            (0.33)            0.03        (0.56)               --              --
 1991           9.83         0.22             1.83             2.05        (0.23)            (0.09)             --
 1990          11.86         0.26            (1.90)           (1.64)       (0.31)            (0.08)             --
 1989          10.00         0.26             1.75             2.01        (0.15)               --              --

                             Net Asset                   Net Assets-      Ratio of      Ratio of
                              Value-                       End of         Expenses      Net Income      Portfolio      Average
               Total          End of          Total        Period        to Average     to Average       Turnover     Commission
           Distributions      Period         Return**    (thousands)     Net Assets+    Net Assets         Rate        Rate***
--------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)

 1997         ($4.80)      $29.45            38.46%      $1,312,547         0.60%             1.30%      85%       $0.0294
 1996          (2.52)       25.67            16.48        1,442,261         0.60              1.95       67         0.0557
 1995          (1.69)       24.43            26.15        1,597,632         0.61              2.39       67             --
 1994          (2.62)       21.05             4.11        1,193,017         0.60              2.10       41             --
 1993          (1.58)       22.82            11.05        1,098,003         0.59              1.86       51             --
 1992          (1.03)       22.04            11.55          918,989         0.59              2.03       21             --
 1991          (1.16)       20.78            40.18          675,487         0.60              2.36       33             --
 1990          (0.70)       15.86           (11.67)         473,261         0.59              2.66       44             --
 1989          (0.49)       18.65            32.95          602,261         0.59              3.29       29             --
 1988          (1.13)       14.48            (8.41)         385,864         0.62              2.99       51             --

International Equity Portfolio (Commencement of Institutional Class Operations 11/25/88)

 1997+++      ($0.53)      $15.67            23.16%        $649,755         0.66%             1.81%      62%      $0.0035
 1996          (0.35)       13.24             8.87          635,706         0.69              1.88       78        0.0093
 1995          (1.45)       12.51            (3.36)       1,160,986         0.70              1.90      112             --
 1994          (0.41)       14.52            13.33        1,132,867         0.64              0.89       69             --
 1993          (0.20)       13.18            21.64          891,675         0.66              1.23       43             --
 1992          (0.56)       11.03             0.37          512,127         0.70              1.41       42             --
 1991          (0.32)       11.56            21.22          274,295         0.67              2.08       51             --
 1990          (0.39)        9.83           (14.38)         126,035         0.65              2.40       45             --
 1989          (0.15)       11.86            20.36           87,083         0.63*             3.05*       4             --


--------------------------------------------------------------------------------
MAS Fund - 6           Terms in bold type are defined in the Prospectus Glossary


                                            Net Gains                      Dividend
            Net Asset                       or Losses                    Distributions     Capital Gain
              Value-        Net           on Securities     Total from       (net          Distributions
            Beginning    Investment       (realized and     Investment     investment      (realized net       Other
            of Period      Income          unrealized)      Activities       income        capital gains)   Distributions
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Adviser Class Operations 01/31/97)

 1997         $17.04       ($0.02)           $4.79            $4.77           --                --               --

Mid Cap Value Portfolio (Commencement of Institutional Class Operations 12/30/94)

 1997+++      $14.49        $0.05            $8.37            $8.42       ($0.10)           ($1.01)              --
 1996          13.45         0.11             2.52             2.63        (0.55)            (1.04)              --
 1995          10.00      0.55###             2.90             3.45           --             -- --               --

Value Portfolio (Commencement of Adviser Class Operations 07/17/96)

 1997+++      $15.61        $0.30            $5.74            $6.04       ($0.27)           ($1.03)              --
 1996          14.11         0.01             1.49             1.50           --                --               --

Domestic Fixed Income Portfolio (Commencement of Institutional Class Operations 9/30/87)

 1997         $10.89        $0.74            $0.33            $1.07       ($0.67)           ($0.02)              --
 1996          11.03         0.56            (0.09)            0.47        (0.57)               --            (0.04)#
 1995           9.87         0.52             0.87             1.39        (0.23)               --               --
 1994          11.99         0.94            (1.23)           (0.29)       (0.95)            (0.73)           (0.15)#
 1993          11.80         0.84             0.66             1.50        (0.78)            (0.53)              --
 1992          11.34         0.87             0.76             1.63        (1.00)            (0.17)              --
 1991          10.26         0.92             1.10             2.02        (0.94)               --               --
 1990          10.90         0.87            (0.45)            0.42        (0.96)            (0.10)              --
 1989          10.78         0.86             0.08             0.94        (0.78)            (0.04)              --
 1988           9.99         0.73             0.52             1.25        (0.45)            (0.01)              --

Fixed Income Portfolio (Commencement of Adviser Class Operations 11/07/96)
 1997+++      $12.04        $0.70            $0.20            $0.90       ($0.59)           ($0.13)              --

High Yield Portfolio (Commencement of Adviser Class Operations 01/31/97)
 1997+++       $9.39        $0.56            $0.59            $1.15       ($0.39)               --               --

Balanced Portfolio (Commencement of Adviser Class Operations 11/01/96)
 1997         $14.05        $0.42            $2.60            $3.02       ($0.38)           ($1.39)              --

Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
 1997+++      $12.28        $0.38            $2.57            $2.95       ($0.51)           ($1.08)              --
 1996          11.34         0.46             1.05             1.51        (0.42)            (0.15)              --
 1995           9.97         0.44             1.33             1.77        (0.40)               --               --
 1994          10.00         0.07            (0.10)           (0.03)          --                --               --

                             Net Asset                   Net Assets-      Ratio of      Ratio of
                              Value-                       End of         Expenses      Net Income      Portfolio      Average
               Total          End of          Total        Period        to Average     to Average       Turnover     Commission
           Distributions      Period         Return**    (thousands)     Net Assets+    Net Assets         Rate        Rate***
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Adviser Class Operations 01/31/97)

 1997             --       $21.81            27.99%          $1,200         0.88%*++        (0.41%)*         134%     $0.0514

Mid Cap Value Portfolio (Commencement of Institutional Class Operations 12/30/94)

 1997+++      ($1.11)      $21.80            61.40%        $220,260         0.90%++           0.28%          184%     $0.0467
 1996          (1.59)       14.49            22.30           50,449         0.88++            1.61           377       0.0462
 1995             --        13.45            34.50            4,507        0.93*++           10.13*###    639###           --

Value Portfolio (Commencement of Adviser Class Operations 07/17/96)

 1997+++      ($1.30)      $20.35            40.87         $201,253         0.90%++           1.63%           46%     $0.0577
 1996             --        15.61            10.63           15,493         0.86*             1.66*           53       0.0572

Domestic Fixed Income Portfolio (Commencement of Institutional Class Operations 9/30/87)

 1997         ($0.69)      $11.27            10.20%         $96,954         0.51%++           6.48%          217%          --
 1996          (0.61)       10.89             4.41           95,362         0.52++            5.73           168           --
 1995          (0.23)       11.03            14.33           36,147         0.51++            6.80           313           --
 1994          (1.83)        9.87            (2.87)          36,521         0.50++            7.65            78           --
 1993          (1.31)       11.99            14.08           90,350         0.50              7.15            96           --
 1992          (1.17)       11.80            15.41           98,130         0.47              7.67           136           --
 1991          (0.94)       11.34            20.99           83,200         0.48              8.18           131           --
 1990          (1.06)       10.26             3.90           77,622         0.48              8.35           181           --
 1989          (0.82)       10.90             9.14           68,855         0.49              8.24           219           --
 1988          (0.46)       10.78            12.63           53,236         0.50              8.62           224           --

Fixed Income Portfolio (Commencement of Adviser Class Operations 11/07/96)

 1997+++      ($0.72)      $12.22             7.79%         $76,683         0.77%*++          6.50%*         179%          --

High Yield Portfolio (Commencement of Adviser Class Operations 01/31/97)

 1997+++      ($0.39)      $10.15            12.63%          $4,327         0.78%*            8.68%*          96%          --

Balanced Portfolio (Commencement of Adviser Class Operations 11/01/96)

 1997         ($1.77)      $15.30            23.82%         $27,366         0.85%*++          3.24%*         145%     $0.0578

Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)

 1997+++      ($1.59)      $13.64            26.50%        $173,155         0.74%++           3.07%          141%     $0.0114
 1996          (0.57)       12.28            13.75          129,558         0.58++            3.82           122       0.0225
 1995          (0.40)       11.34            18.28           96,839         0.58++            4.56           112           --
 1994             --         9.97            (0.30)          51,877         0.58*++           4.39*           20           --



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 7

Notes to the Financial Highlights

  *  Annualized
 **  Total return figures for partial years are not annualized.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share paid for security transactions on which commissions were charged.
  #  Represents distribution in excess of net realized gains.
 ##  Represents distributions in excess of net investment income.
### Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a nonrecurring initiative to invest in higher-paying dividend income producing securities.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods. Where listed as N/A, if the expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

     Portfolio                       1995            1996           1997
     ---------                       ----            ----           ----
     Equity                          0.60%           0.60%          0.59%
     International Equity            0.66            0.65           0.63
     Mid Cap Value                   0.88*           0.88           0.88
     Mid Cap Growth                    --              --           0.86*
     Value                             --            0.85*          0.89
     Domestic Fixed Income           0.50            0.50           0.50
     Fixed Income                      --              --           0.76*
     High Yield                        --              --           0.76*
     Balanced                          --              --           0.84*
     Multi-Asset-Class               0.58            0.58           0.74

 ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep total operating expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and reimbursed expenses totaled the below listed amounts.

               Voluntarily waived and/or reimbursed expenses for:



     Portfolio                     1994          1995         1996         1997
     ---------                     ----          ----         ----         ----
     Mid Cap Value                   --          2.13%*       0.18%        0.02%
     Domestic Fixed Income         0.03%         0.09         0.01         0.01
     Fixed Income                    --            --          --          0.01*
     Balanced                        --            --          --          0.03*
     Multi-Asset-Class             0.26*         0.14         0.08         0.08


+++ Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

--------------------------------------------------------------------------------
MAS Fund - 8           Terms in bold type are defined in the Prospectus Glossary

YIELD AND TOTAL RETURN:

From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations).

The yield of a portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during a 30-day period by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION

Suitability: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios will not be influenced by the different tax treatment of capital gains and dividend income under the Internal Revenue Code.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 9

Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.


Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

Turnover: The Adviser manages the portfolios generally without regard to restrictions on annual turnover. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

With respect to the fixed-income portfolios and the fixed-income portion of the Balanced and Multi-Asset-Class Portfolios the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments with respect to forward delivery mortgage-backed securities. For the Balanced and Multi-Asset-Class Portfolios, annual turnover rate is not expected to exceed 100% with respect to Equity Securities.

The following portfolios have annual turnover rates of 100% or more: Mid Cap Growth, Mid Cap Value, Domestic Fixed Income, Fixed Income, Balanced and Multi-Asset-Class. These high rates of annual turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of annual turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The annual turnover for each portfolio is shown in the financial highlights under "Portfolio Turnover Rate".

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets is generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in Cash Equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any fixed-income portfolio without regard to that portfolio's usual average weighted maturity.



--------------------------------------------------------------------------------
MAS Fund - 10          Terms in bold type are defined in the Prospectus Glossary

Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies, or as detailed in Investment Limitations, a portfolio will not concentrate investments in any one industry.


Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

(b) with respect to 75% of its assets, a portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

Limitations (a) and (b), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolios. Other investment limitations described here and in the Statement of Additional Information are not fundamental policies; meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth in this prospectus or Statement of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolios' assets will not be considered a violation of the restriction, and the sale of securities will not be required.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 11

Equity Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing primarily in dividend-paying common stocks of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation.

Approach:                The investment process is designed to capture value by
                         identifying stocks that offer low but rising expectations. Equity valuations reflect the level of market expectations for companies, while earnings-estimate revision data indicate the direction of changes in expectations. In addition, the Adviser diversifies across sectors to preserve return while reducing risk; thus, the best values within each sector of the market are sought. A group of senior portfolio managers invests equal portions of the portfolio using a disciplined approach to stock selection supported by fundamental research analysts. Each manager makes his or her own buy, sell and sector-allocation decisions.
                         Overall sector allocation is reviewed regularly to preserve the benefits of diversification.

Policies:                Generally at least 65% invested in Equity Securities
                         Up to 5% invested in Foreign Equities (excluding ADRs)
                         Derivatives may be used to pursue portfolio strategy

Capitalization Range:    Generally greater than $1 billion

Allowable Investments:   ADRs                Corporates          Futures & Options      Swaps
                         Agencies            Foreign Bonds       Investment Companies   U.S. Governments
                         Cash Equivalents    Foreign Currency    Preferred Stock        Warrants
                         Common Stocks       Foreign Equities    Repurchase Agreements  When Issued Securities
                         Convertibles        Forwards            Rights                 Zero Coupons

Comparative Index:       S&P 500 Index

Strategies:              Core Equity Investing

Portfolio
Management Team:         Arden C. Armstrong, James J. Jolinger, Nicholas J.
                         Kovich, Brian Kramp, Robert J. Marcin and Gary G.
                         Schlarbaum



--------------------------------------------------------------------------------
MAS Fund - 12          Terms in bold type are defined in the Prospectus Glossary

International Equity Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in common stocks of companies based outside of the U.S.

Approach:                The Adviser evaluates both short-term and long-term
                         international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

Policies:                Generally at least 65% invested in Foreign Equities of
                         issuers in at least 3 countries other than the U.S.

                         Derivatives may be used to pursue portfolio strategy

Allowable Investments:   ADRs                Eastern European Issuers           Investment Companies          Structured Notes
                         Agencies            Emerging Markets Issuers           Investment Funds              Swaps
                         Brady Bonds         Foreign Bonds                      Loan Participations           U.S. Governments
                         Cash Equivalents    Foreign Currency                   Preferred Stock               Warrants
                         Common Stocks       Foreign Equities                   Repurchase Agreements         When Issued Securities
                         Convertibles        Forwards                           Rights                        Zero Coupons
                         Corporates          Futures & Options                  Structured Investments

Comparative Index:       MSCI World Ex-U.S. Index

Strategies:              International Equity Investing
                         Emerging Markets Investing
                         Foreign Investing

Portfolio
Management Team:         Hassan Elmasry and Horacio A. Valerias


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 13

Mid Cap Growth Portfolio

Objective:               To achieve long-term capital growth by investing
                         primarily in common stocks of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential. Due to its emphasis on long-term capital growth, dividend income will be lower than for the Equity and Value Portfolios.

Approach:                The Adviser uses a four-part process combining
                         quantitative, fundamental, and valuation analysis with a strict selling discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. Valuation analysis is used to eliminate the most overvalued securities.
                         Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

Policies:                Generally at least 65% invested in Equity Securities of
                         mid-cap companies offering long-term growth potential
                         Up to 5% invested in Foreign Equities (excluding ADRs)
                         Derivatives may be used to pursue portfolio strategy

Capitalization Range:    Generally $300 million to $3 billion

Allowable Investments:   ADRs                Foreign Currency         Investment Companies               Rights
                         Cash Equivalents    Foreign Equities         Preferred Stock                    Warrants
                         Common Stocks       Futures & Options        Repurchase Agreements              When Issued Securities
                         Convertibles

Comparative Index:       S&P MidCap 400 Index

Strategies:              Growth Stock Investing

Portfolio
Management Team:         Arden C. Armstrong and Abhi Y. Kanitkar



--------------------------------------------------------------------------------
MAS Fund - 14          Terms in bold type are defined in the Prospectus Glossary

Mid Cap Value Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.

Approach:                The Adviser selects common stocks which are deemed to
                         be undervalued at the time of purchase, based on proprietary measures of value. The portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index.

Policies:                Generally at least 65% invested in Equity Securities of
                         mid-cap companies, which are deemed to be undervalued
                         Up to 5% invested in Foreign Equities (excluding ADRs)
                         Derivatives may be used to pursue portfolio strategy

Capitalization Range:    Generally matching the S&P MidCap 400 Index (currently
                         $500 million to $6 billion)

Allowable Investments:   ADRs                          Corporates               Futures & Options          Swaps
                         Agencies                      Foreign Bonds            Investment Companies       U.S.  Governments
                         Cash Equivalents              Foreign Equities         Preferred Stock            Warrants
                         Common Stocks                 Foreign Currency         Repurchase Agreements      When Issued Securities
                         Convertibles                  Forwards                 Rights                     Zero Coupons

Comparative Index:       S&P MidCap 400 Index

Strategies:              Value Stock Investing

Portfolio
Management Team:         Bradley S. Daniels, William B. Gerlach, Chris Leavy and
                         Gary G. Schlarbaum.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 15

Value Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios. While capital return will be emphasized somewhat more than income return, the portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

Approach:                The Adviser selects common stocks which are deemed to
                         be undervalued relative to the stock market in general as measured by the Standard & Poor's 500 Index, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research.

Policies:                Generally at least 65% invested in Equity Securities,
                         which are deemed to be undervalued
                         Up to 5% invested in Foreign Equities (excluding ADRs)
                         Derivatives may be used to pursue portfolio strategy

Capitalization Range:    Generally greater than $300 million

Allowable Investments:   ADRs                     Corporates             Futures & Options       Swaps
                         Agencies                 Foreign Bonds          Investment Companies    U.S.  Governments
                         Cash Equivalents         Foreign Currency       Preferred Stock         Warrants
                         Common Stocks            Foreign Equities       Repurchase Agreements   When Issued Securities
                         Convertibles             Forwards               Rights                  Zero Coupons

Comparative Index:       S&P 500 Index

Strategy:                Value Stock Investing

Portfolio
Management Team:         Richard M. Behler, Nicholas J. Kovich, Brian Kramp and
                         Robert J. Marcin


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MAS Fund - 16          Terms in bold type are defined in the Prospectus Glossary

Domestic Fixed Income Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities and other investment grade fixed-income securities of domestic issuers.

Approach:                The Adviser actively manages the maturity and duration
                         structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of U.S. Fixed-Income
                         Securities in all market sectors.

Policies:                Generally at least 65% invested in Fixed-Income
                         Securities
                         100% invested in domestic issuers
                         May invest greater than 50% in Mortgage Securities
                         Derivatives may be used to pursue portfolio strategy

Quality Specifications:  80% of Fixed-Income Securities rated A or higher (or its equivalent)
                         May invest up to 20% in Fixed-Income Securities rated BBB (or its equivalent)

Maturity and Duration:   Average weighted maturity generally greater than 5
                         years

Allowable Investments:   Agencies          Corporates             Mortgage Securities       Structured Notes
                         Asset-Backeds     Floaters               Municipals                Swaps
                         Cash Equivalents  Futures & Options      Preferred Stock           U.S. Governments
                         CMOs              Inverse Floaters       Repurchase Agreements     When Issued Securities
                         Convertibles      Investent Companies    SMBS                      Zero Coupons

Comparative Index:       Salomon Broad Investment Grade
                         Lehman Brothers Aggregate

Strategies:.             Maturity and Duration Management
                         Value Investing Mortgage Investing

Portfolio
Management Team:         Thomas L. Bennett, Kenneth B. Dunn and Richard B.
                         Worley



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 17

Fixed Income Portfolio


Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities.
                         The portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                The Adviser actively manages the maturity and duration
                         structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income
                         Securities in all market sectors.

Policies:                Generally at least 65% invested in Fixed-Income
                         Securities
                         May invest greater than 50% in Mortgage Securities
                         Derivatives may be used to pursue portfolio strategy

Quality Specifications:  80% Investment Grade Securities
                         Up to 20% High Yield

Maturity and Duration:   Average weighted maturity generally greater than 5
                         years

Allowable Investments:   Agencies              Floaters               Investment Companies    Structured Notes
                         Asset-Backeds         Foreign Bonds          Loan Participations     Swaps
                         Brady Bonds           Foreign Currency       Mortgage Securities     U.S.  Governments
                         Cash Equivalents      Forwards               Municipals              When Issued Securities
                         CMOs                  Futures & Options      Preferred Stock         Yankees
                         Convertibles          High Yield             Repurchase Agreements   Zero Coupons
                         Corporates            Inverse Floaters       SMBS

Comparative Index:       Salomon Broad Investment Grade
                         Lehman Brothers Aggregate

Strategies:              Maturity and Duration Management
                         Value Investing
                         Mortgage Investing
                         High Yield Investing
                         Foreign Investing
                         Foreign Fixed Income Investing

Portfolio
Management Team:         Thomas L. Bennett, Kenneth B. Dunn and Richard B.
                         Worley


--------------------------------------------------------------------------------
MAS Fund - 18          Terms in bold type are defined in the Prospectus Glossary

High Yield Portfolio

Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in high yielding corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds). The portfolio may also invest in U.S.
                         Government securities, mortgage-backed securities, investment grade corporate bonds and in short-term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The portfolio expects to achieve its objective by earning a high rate of current income, although the portfolio may seek capital growth opportunities when consistent with its objective. The portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                The Adviser uses equity and fixed-income valuation
                         techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.

Policies:                Generally at least 65% invested in High Yield
                         securities (commonly referred to as junk bonds)
                         Derivatives may be used to pursue portfolio strategy

Quality Specifications:  None

Maturity and Duration:   Average weighted maturity generally greater than
                         5 years

Allowable Investments:   Agencies                    Emerging Markets Issuers      Inverse Floaters          SMBS
                         Asset-Backeds               Floaters                      Investment Companies      Structured Notes
                         Brady Bonds                 Foreign Bonds                 Loan Participations       Swaps
                         Cash Equivalents            Foreign Currency              Mortgage Securities       U.S.  Governments
                         CMOs                        Foreign Equities              Municipals                When Issued Securities
                         Convertibles                Forwards                      Preferred Stock           Yankees
                         Corporates                  Futures & Options             Repurchase Agreements     Zero Coupons
                         Eastern European Issuers    High Yield

Comparative Index:       Salomon High Yield Market Index

Strategies:              High Yield Investing
                         Maturity and Duration Management
                         Value Investing
                         Mortgage Investing
                         Foreign Investing
                         Foreign Fixed Income Investing
                         Emerging Markets Investing

Portfolio
Management Team:         Robert E. Angevine, Thomas L. Bennett and Stephen F.
                         Esser



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 19

Balanced Portfolio


Objective:               To achieve above average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities.
                         When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities. The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Approach:                The Adviser determines investment strategies for the
                         equity and fixed-income portions of the portfolio separately and then determines the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.

Policies:                Generally 45% to 75% invested in Equity Securities
                         Up to 25% invested in Foreign Bonds and/or Foreign
                         Equities (excluding ADRs)
                         Up to 10% invested in Brady Bonds
                         At least 25% invested in senior Fixed-Income
                         Securities
                         Derivatives may be used to pursue portfolio strategy

Equity Capitalization:   Generally greater than $1 billion

Quality Specifications:  None

Maturity and Duration:   Average weighted maturity generally greater than
                         5 years


Allowable Investments:   ADRs                Eastern European Issuers           Investment Companies          SMBS
                         Agencies            Floaters                           Investment Funds              Structured Notes
                         Asset-Backeds       Foreign Bonds                      Loan Participations           Swaps
                         Brady Bonds         Foreign Currency                   Mortgage Securities           U.S. Governments
                         Cash Equivalents    Foreign Equities                   Municipals                    Warrants
                         CMOs                Forwards                           Preferred Stock               When Issued Securities
                         Common Stocks       Futures & Options                  Repurchase Agreements         Yankees
                         Convertibles        High Yield                         Rights                        Zero Coupons
                         Corporates          Inverse Floaters

Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:
                         60% S&P 500 Index
                         40% Salomon Broad Investment Grade Index

Strategies:              Asset Allocation Management                            Mortgage Investing
                         Core Equity Investing                                  High Yield Investing
                         Fixed Income Management and Asset Allocation           Foreign Investing
                         Maturity and Duration Management                       Foreign Fixed Income Investing
                         Value Investing


Portfolio
Management Team:         Thomas L. Bennett, Gary G. Schlarbaum, Horacio A.
                         Valeiras and Richard B. Worley


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MAS Fund - 20          Terms in bold type are defined in the Prospectus Glossary

Multi-Asset-Class Portfolio

Objective:               To achieve above average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities of U.S. and foreign issuers.

Approach:                The Adviser determines the mix of investments in
                         domestic and foreign equity and fixed-income and high yield securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets.

Policies:                Generally at least 65% invested in issuers located in
                         at least 3 countries, including the U.S.
                         Derivatives may be used to pursue portfolio strategy

Domestic Equity
Capitalization:          Generally greater than $1 billion

Quality Specifications:  None

Maturity and Duration:   Average weighted maturity generally greater than 5
                         years

Allowable Investments:   ADRs                Eastern European Issuers           Inverse Floaters              SMBS
                         Agencies            Emerging Markets Issuers           Investment Companies          Structured Investments
                         Asset-Backeds       Floaters                           Investment Funds              Structured Notes
                         Brady Bonds         Foreign Bonds                      Loan Participations           Swaps
                         Cash Equivalents    Foreign Currency                   Mortgage Securities           U.S. Governments
                         CMOs                Foreign Equities                   Municipals                    Warrants
                         Common Stocks       Forwards                           Preferred Stock               When Issued Securities
                         Convertibles        Futures & Options                  Repurchase Agreements         Yankees
                         Corporates          High Yield                         Rights                        Zero Coupons

Comparative Index:       A weighted blend of quarterly returns compiled by the
                         Adviser using:
                           50% S&P 500 Index
                           14% EAFE-GDP Weighted Index
                           24% Salomon Broad Investment Grade Index
                            6% Salomon World Government Bond Index Ex U.S.
                            6% Salomon High Yield Market Index

Strategies:              Asset Allocation Management
                         Fixed Income Management and Asset Allocation
                         Maturity and Duration Management
                         Value Investing
                         Foreign Investing
                         Foreign Fixed Income Investing
                         Core Equity Investing
                         International Equity Investing
                         Emerging Markets Investing
                         High Yield Investing
                         Mortgage Investing

Portfolio
Management Team:         Thomas L. Bennett, J. David Germany, Gary G.
                         Schlarbaum, Horacio A. Valeiras and Richard B. Worley

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 21

                               PROSPECTUS GLOSSARY


             CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES


Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.


Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.


As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

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MAS Fund - 22          Terms in bold type are defined in the Prospectus Glossary

Fixed Income Management and Asset Allocation: Within the Balanced and Multi-Asset-Class Portfolios, the Adviser selects Fixed-Income Securities not only on the basis of judgments regarding Maturity and Duration Management and Value Investing, but also on the basis of the value offered by various segments of the Fixed-Income Securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the Fixed-Income Securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.

For example, in a given interest rate environment, Equity Securities may be judged to be fairly valued when compared to intermediate duration fixed-income securities, but overvalued compared to long duration Fixed-Income Securities. Consequently, while a portfolio investing only in Fixed-Income Securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to Equity Securities.


Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.


As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 23
countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.

Growth Stock Investing: Seeks to invest in Common Stocks generally characterized by higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500 Index.


High Yield Investing: Involves investing in High Yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a portfolio invests in High Yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the High Yield market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, Zero Coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.


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MAS Fund - 24          Terms in bold type are defined in the Prospectus Glossary

The table below provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in High Yield securities as of September 30, 1997 (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in Equity Securities.

High Yield Portfolio                              Multi-Asset-Class Portfolio
QUALITY                                      QUALITY
AAA                           9.06%          AAA                         26.22%
AA                            0.05           AA                           2.32
A                             0.19           A                            1.09
BBB                           6.09           BBB                          2.09
BB                           42.51           BB                           4.64
B                            35.48           B                            6.02
CCC                           0.96           CCC                          0.35
NOT RATED                                    NOT RATED
       BB         0.91*                             BB            0.06*
       B          2.52*                             B             0.22*
       NR         2.23                              NR            0.17
       TOTAL NR               5.66                  TOTAL NR              0.45
TOTAL                       100.00%          TOTAL                       43.18%

*The Adviser believes that these non-rated securities are equivalent in quality to the rating indicated.

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 25

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.


Duration is a measure of the expected life of a Fixed-Income Security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed-Income Securities. Duration is a measure of the expected life of a Fixed-Income Security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed-Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed-Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed-Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: At times it is anticipated that greater than 50% of a fixed income portfolio's assets may be invested in mortgage-related securities. These include Mortgage Securities which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be in Mortgage Securities issued by the various government-related organizations. However, a portfolio may invest, without limit, in Mortgage Securities issued by private issuers when the Adviser deems that the quality of the investments, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option charac-


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MAS Fund - 26          Terms in bold type are defined in the Prospectus Glossary
teristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of the Adviser's fixed-income investment strategy.

Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying Common Stocks. However, non-dividend paying stocks may also be selected for their value characteristics.


INVESTMENTS


Each portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.


ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depository Shares.


Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.


Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 27

Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.


Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


Each portfolio may invest in obligations of U.S. banks and, except for the Domestic Fixed Income Portfolio, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

The portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio;

(2) Each portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

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MAS Fund - 28          Terms in bold type are defined in the Prospectus Glossary

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;


(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase Agreements collateralized by securities listed above.


CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, Mortgage Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.


Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 29

Corporates--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), in addition to other similar types of depositary shares, and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.


Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolios may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. As a result, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.


Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of enti-

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MAS Fund - 30          Terms in bold type are defined in the Prospectus Glossary
ties that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.


Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio listing of Allowable Investments to determine which of these a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.


Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.

Foreign Bonds: are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgages and asset-backed securities.

Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards)

Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 31

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S.
dollar-denominated security.


There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures & Options--Futures Contracts, Options on Futures Contracts and Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.


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MAS Fund - 32          Terms in bold type are defined in the Prospectus Glossary

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the Securities and Exchange Commission's ("SEC's") position on asset coverage.

Possible Risks: The primary risks associated with the use of Futures and Options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

High Yield: High yield securities are generally considered to be Corporates, Preferred Stocks, and Convertibles rated Ba through by Moody's or BB through by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

          Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

          Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 33

While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.


The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.


Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940 (the "1940 Act") generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.


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MAS Fund - 34          Terms in bold type are defined in the Prospectus Glossary

Investment Grade Securities: are those (a) rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's)); (b) guaranteed by the U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage Securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.


Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Markets Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.

Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage Securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 35

There are two methods of trading Mortgage Securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical Mortgage Security transaction, called a TBA (to be announced) transaction, in which the type of Mortgage Securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through Mortgage Securities are traded on a TBA basis.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of Mortgage Securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.


General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue. Municipal notes are issued to meet the short-term funding

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MAS Fund - 36          Terms in bold type are defined in the Prospectus Glossary
requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.


Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.


Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.


Pursuant to an order issued by the SEC, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that portfolio's percentage share in the total Repurchase Agreement.

Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 37
of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.


Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.


Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency Swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be,


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MAS Fund - 18          Terms in bold type are defined in the Prospectus Glossary
only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Board of Trustees.

Possible Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.


U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.

When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Yankees: are U.S. dollar-denominated Fixed-Income Securities issued by a foreign government or corporation and sold in the U.S.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 39

Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary Fixed-Income Securities because of the manner in which their principal and interest are returned to the investor.



                         GENERAL SHAREHOLDER INFORMATION

PURCHASE OF SHARES


Adviser Class Shares are available to clients of the Adviser with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Adviser Class Shares of each portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The portfolios determine net asset value as described under General Shareholder
Information--Valuation of Shares each day that the portfolios are open. See Other Information--Closed Holidays and General Shareholder
Information--Valuation of Shares.

Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 together with a check ($500,000 minimum) payable to MAS Funds.

The portfolios requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire: Subject to acceptance by the Fund, Adviser Class Shares of each portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Adviser Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors


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MAS Fund - 40          Terms in bold type are defined in the Prospectus Glossary
with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                         The Chase Manhattan Bank
                         1 Chase Manhattan Plaza
                         New York, NY 10081
                         ABA #021000021
                         DDA #910-2-734143
                         Attn: MAS Funds Subscription Account
                         Ref: (Portfolio Name, Account Number, Account Name)


Additional Investments: Additional investments of Adviser Class Shares at net asset value may be made at any time (minimum additional investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. For all portfolios, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value.

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and additional investment amounts.

Purchases of a portfolio's shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Adviser Class Shares of the Fund's portfolios are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund may pay compensation to or receive compensation from Shareholder Organizations for the sale of Adviser Class Shares.

REDEMPTION OF SHARES


Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the net asset value

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 41
at the time of redemption which is based on the market value of the investment securities held by the portfolio. See Other Information-Closed Holidays and Valuation of Shares.

By Mail: Each portfolio will redeem shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:


(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.

By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

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MAS Fund - 42          Terms in bold type are defined in the Prospectus Glossary

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The fund may suspend the right of redemption or postpone the date of redemption at times when the New York Stock Exchange ("NYSE"), the custodian, or the fund is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the SEC.

If the Board of Trustees determines that it would be detrimental to the best interset of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

SHAREHOLDER SERVICES

Exchange Privilege: Each portfolio's Adviser Class Shares may be exchanged for shares of the Fund's other portfolios offering Adviser Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are qualified for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.


The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 43

VALUATION OF SHARES

Equity, International Equity, Mid Cap Growth, Mid Cap Value and Value
Portfolios:

Net asset value per share is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The values of other assets and securities for which no quotations are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, are determined in good faith at fair value using methods approved by the Trustees.

Domestic Fixed Income, Fixed Income and High Yield Portfolios:

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.


Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.

However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost

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MAS Fund - 44          Terms in bold type are defined in the Prospectus Glossary
does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, will be valued in good faith at fair value using methods approved by the Board of Trustees.

Balanced and Multi-Asset-Class Portfolios: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced Portfolio is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the portfolio is open for business. Equity, fixed-income and other securities held by the portfolio will be valued using the policies described above.

All Portfolios: Net asset value per share for Investment Class Shares, Institutional Class Shares and Adviser Class Shares may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES: Dividends and Distributions: The Fund maintains different dividend and distribution policies for each portfolio. These are:

o The Equity, Value, Domestic Fixed Income, Fixed Income, High Yield, Balanced and Multi-Asset-Class Portfolios normally distribute substantially all of their net investment income to shareholders on a quarterly basis.

o The International Equity, Mid Cap Growth and Mid Cap Value Portfolios normally distribute substantially all of their net investment income on an annual basis.

     If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

     If any net gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last distribution for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

In all portfolios, undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 45

TAXES: The following is a summary of some important tax issues that affect the portfolios of the Fund and their shareholders. The summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the tax treatment of each portfolio or its shareholders. More information about taxes is in the Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Federal Taxes: Each portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, each portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify shareholders annually as to the tax classification of all distributions.

Income dividends received by shareholders will be taxable as ordinary income, whether received in cash or in additional shares. In the case of the Equity, Value, Mid Cap Value, Mid Cap Growth, Balanced and Multi-Asset-Class Portfolios, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations. Capital gains distributions are taxable to shareholders at capital gains rates. Each portfolio will designate capital gains distributions to individual shareholders as either subject to the federal capital gains rate imposed on property held for more than 18 months or on property held for more than 1 year but not more than 18 months.

Distributions paid in January but declared by a portfolio in October, November or December of the previous year are taxable to shareholders in the previous year.

Each portfolio intends to declare and pay dividends and distributions so as to avoid imposition of the federal excise tax applicable to regulated investment companies. Further discussion is included in the Statement of Additional Information.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this withholding requirement, shareholders must certify on their Account Registration Forms that their Social Security Number or Taxpayer Identification Number is correct, and that they are not subject to backup withholding.

Exchanges and redemptions of shares in a portfolio are taxable events.

Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at source. The International Equity and Multi-Asset-Class Portfolios may be able to file an election with the Internal Revenue Service to pass through to their shareholders for foreign tax credit purposes, the amount of foreign income taxes paid by each such portfolio. Further discussion is included in the Statement of Additional Information. The other portfolios will not be able to make this election.


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MAS Fund - 46          Terms in bold type are defined in the Prospectus Glossary

State and Local Income Taxes: The Fund is formed as a Pennsylvania Business Trust and is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the portfolios.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of December 31, 1997 had in excess of $58.1 billion in assets under management. On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's contractual rate (annualized) along with the Adviser's actual rate of compensation for the Fund's 1997 fiscal year.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 47

                                                                  FY 1997
                                             Contractual          Actual
                                                Rate          Compensation Rate
                                             -----------      -----------------
Equity Portfolio                               .500%               .500%
International Value Portfolio                  .500                .500
Mid Cap Growth Portfolio                       .500                .500
Mid Cap Value Portfolio                        .750                .727
Value Portfolio                                .500                .500
Domestic Fixed Income Portfolio                .375                .364
Fixed Income Portfolio                         .375                .375
High Yield Portfolio                           .375                .375
Balanced Portfolio                             .450                .450
Multi-Asset-Class Portfolio                    .650                .528

The Adviser is, on a voluntary basis, waiving a portion of its fee and/or reimbursing certain expenses for the Multi-Asset-Class Portfolio. Absent such waivers and/or reimbursements by the Adviser, Total Operating Expenses would be 1.086%. These fee waivers and expense reimbursements are voluntary and may be discontinued at any time at the Adviser's discretion.

PORTFOLIO MANAGEMENT

A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios is as follows:


Robert E. Angevine, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1988. He assumed responsibility for the High Yield Portfolio in 1996.

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Mid Cap Growth Portfolio in 1990, the Growth Portfolio in 1993 and the Equity Portfolio in 1994.


Richard M. Behler, Principal, Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. He assumed responsibility for the Value Portfolio in 1996.

Thomas L. Bennett, Managing Director, Morgan Stanley, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolio in 1992, the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997.


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MAS Fund - 48          Terms in bold type are defined in the Prospectus Glossary

Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.


Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Fixed Income and the Domestic Fixed Income Portfolios in 1987, the Fixed Income II Portfolio in 1990, the Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the Municipal PA, Municipal Portfolios in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Hassan Elmasry, Principal, Morgan Stanley, joined MAS in 1995. He served as First Vice President & International Equity Portfolio Manager from 1987 through 1995 for Mitchell Hutchins Asset Management. He assumed responsibility for the International Equity Portfolio in 1996.

Stephen F. Esser, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.


William B. Gerlach, Vice President, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Small Cap Value and Mid Cap Value Portfolios in 1996.


J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997.

Ellen D. Harvey, Principal, Morgan Stanley, joined MAS in 1984. She assumed responsibility for the Cash Reserves Portfolio in 1990, the Limited Duration Portfolio in 1992 and the Intermediate Duration Portfolio in 1994.

Abhi Y. Kanitkar, Vice President, Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management. He assumed responsibility for the Mid Cap Growth Portfolio in 1996.


Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994 and the Value Portfolio in 1997.


Brian Kramp, Vice President, Morgan Stanley, joined MAS in 1997. He served as Analyst/Portfolio Manager for Meridian Asset Management, and its successor, Corestates Investment Advisors from 1985-1997. He assumed responsibility for the Value Portfolio in 1998.

Steven K. Kreider, Principal, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Municipal and the PA Municipal Portfolios in 1992.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 49

Chris Leavy, Morgan Stanley, joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. He assumed responsibility for the Mid Cap Value and Small Cap Value Portfolio in 1998.

Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990 and the Equity Portfolio in 1994.

Scott F. Richard, Managing Director, Morgan Stanley, joined MAS in 1992. He assumed responsibility for the Mortgage-Backed Securities Portfolio in 1992, the Limited Duration, Intermediate Duration, Municipal and PA Municipal Portfolios in 1994 and the Advisory Mortgage Portfolio in 1995.

Christian G. Roth, Principal, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Limited Duration and Intermediate Duration Portfolios in 1994.

Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Equity and Small Cap Value Portfolios in 1987, the Growth Portfolio in 1993, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

Horacio A. Valeiras, Principal, Morgan Stanley, joined MAS in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the Emerging Markets Value Portfolioin 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income Portfolio II in 1990, the Balanced and Special Purpose Fixed Income Portfolios in 1992, the Balanced Plus Portfolio in 1996, the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.


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MAS Fund - 50         Terms in bold type are defined in the Prospectus Glossary

DISTRIBUTION PLAN: Adviser Class Shares are sold without a sales charge, but are subject to a Rule 12b-1 fee. The Fund, on behalf of the applicable portfolio, will make monthly payments to the Fund's distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .25% of each portfolio's average daily net assets attributable to Adviser Class Shares. The Fund's distributor will use the Rule 12b-1 fee it receives for (i) compensation for its services in connection with distribution assistance or provision of shareholder or account maintenance services, or (ii) payments to financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, where applicable, any underlying beneficial owners) of Adviser Class Shares.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates or markups on principal transactions than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker or dealer effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. The Adviser may place a combined order for two or more accounts or portfolios for the purchase or sale of one same security if, in its judgement, joint execution is in the best interest of each participant and will result in best price and execution. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. The Adviser may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-seven portfolios.


The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights.

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 51

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.


Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

As of January 5, 1998 Northern Trust Company (Chicago, Il) owned a controlling interest (as that term is defined under the 1940 Act) of the Balanced Portfolio.

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.


Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.


Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.

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MAS Fund - 52         Terms in bold type are defined in the Prospectus Glossary

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, Union Carbide Corporation.


Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.


Vincent R. McLean, Trustee; Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).


C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.


*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.


--------------------------------------------------------------------------------

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.


Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.


John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP; formerly Attorney, Ropes & Gray.

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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 53

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  MAS                                              ACCOUNT REGISTRATION FORM
---------
MAS FUNDS                                         Mas Fund Distribution, Inc.
                                                   General Distribution Agent
------------------------------------------------------------------------------------------------------------------------------------
(1)
REGISTRATION/PRIMARY           |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
MAILING ADDRESS
                               |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

                               Attention |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Confirmations and month-end
statements will be mailed to   Street or P.O. Box  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
this address.
                               City  |_|_|_|_|_|_|_|_|_|  State |_|_|  Zip |_|_|_|_|_|-|_|_|_|_|

                               Telephone No. |_|_|_|-|_|_|_|_|-|_|_|_|_|

                               Form of Business Entity: |_| Corporation  |_| Partnership  |_| Trust  |_| Other______________________

                               Type of Account:|_| Defined Benefit Plan |_| Defined Contribution Plan |_| Profit Sharing/Thrift Plan

                                               |_| Other Employee Benefit Plan _____________________________________________________

                                               |_| Endowment |_| Foundation  |_| Taxable  |_| Other (Specify)_______________________

      |_| United State Citizen  |_| Resident Alien  |_| Non-Resident Alien, Indicate Country of Residence __________________________


------------------------------------------------------------------------------------------------------------------------------------
(2)
Interested Party
Option                         Attention  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_

In addition to the account     Company
statement sent to the above    (If Applicable)  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
registered address, the Fund
is authorized to mail          Street or P.O. Box |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
duplicate statements to the
name and address provided at   City  |_|_|_|_|_|_|_|_|_|  State |_|_|  Zip |_|_|_|_|_|-|_|_|_|_|
right

For additional interested      Telephone No. |_|_|_|-|_|_|_|_|-|_|_|_|_|
party mailings, please attach
a separate sheet.
------------------------------------------------------------------------------------------------------------------------------------
(3)
INVESTMENT                     |_| Equity Portfolio                        $__________________________________
For Purchase of:               |_| International Equity Portfolio          $__________________________________
                               |_| Mid Cap Growth Portfolio                $__________________________________
                               |_| Mid Cap Value Portfolio                 $__________________________________
                               |_| Value Portfolio                         $__________________________________
                               |_| Domestic Fixed Income Portfolio         $__________________________________
                               |_| Fixed Income Portfolio                  $__________________________________
                               |_| High Yield Portfolio                    $__________________________________
                               |_| Balanced Portfolio                      $__________________________________
                               |_| Multi-Asset-Class Portfolio             $__________________________________

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(4)  Taxpayer Identification Number                           Important Tax Information
     Part 1.
                                            You (as a payee) are required by law to provide us (as payer)
      Social Security Number                with your correct taxpayer identification number. Accounts that
     |_|_|_|-|_|_|-|_|_|_|_|                have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income
               or                           and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of person
  Employer Identification Number            subjects to backup withholding will be reduced by the amount of
      |_|_|-|_|_|_|_|_|_|_|                 tax withheld.

                                            You may be notified that you are subject to backup withholding
Part 2. Backup Withholding                  under section 3406(a)(1)(C) because you have underreported
|_| Check the box if the account is         interest or dividends or you were required to, but failed to,
subject to Backup Withholding under the     file a return which would have included a reportable interest or
provisions of Section 340(a)(1)(C) of       dividend payment. If you have been so notified, check the box in
the Internal Revenue Code.                  PART 2 at left.

 -----------------------------------------------------------------------------------------------------------------------------------

MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
--------------------------------------------------------------------------------
                                                                 SIDE ONE OF TWO

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  MAS
---------
MAS FUNDS
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(5)  TELEPHONE REDEMPTION OPTION

Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account. The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

(X)________________________________________________________
Signature                                              Date
--------------------------------------------------------------------------------

(6) WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification. Please check appropriate box(es):

|_| Wire redemption proceeds
|_| Wire distribution proceeds (please complete box 7 below)


____________________________________________________   _________________________
      Name of Commercial Bank (Net Savings Bank)           Bank Account No.


________________________________________________________________________________
                Name(s) in which your Bank Account is Established


________________________________________________________________________________
                              Bank's Street Address


____________________________________________________   _________________________
  City                  State               Zip            Routing/ABA  Number

--------------------------------------------------------------------------------

(7) DISTRIBUTION OPTION -- Income dividends and capital gains distributions (if any) will be reinvested in additional shares if no box is checked below. The instructions provided below may only be changed by written notification.

     |_|  Income dividends and capital gains to be paid in cash.

     |_| Income dividends to be paid in cash and capital gains distribution in additional shares.

     |_| Income dividends and capital gains to be reinvested in additional shares.

     If cash option is chosen, please indicate instructions below:

     |_| Mail distribution check to the name and address in which account is registered.

     |_| Wire distribution to the same commercial bank indicated in Section 6 above.
--------------------------------------------------------------------------------

(8)  WIRING INSTRUCTIONS

For purchasing Shares by wire, please send a Fedwire payment to:

The Chase Manhattan Bank
1 Chase Manhattan Plaza
New York, NY 10081
ABA# 021000021
DDA# 910-2-734143
Attn: MAS Funds
Subscription Account
Ref. (Portfolio name, your Account number, your Account name)
--------------------------------------------------------------------------------

SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current MAS Funds Prospectus and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

(X)_________________________________________________
Signature                                       Date

(X)_________________________________________________
Signature                                       Date

(X)_________________________________________________
Signature                                       Date

(X)_________________________________________________
Signature                                       Date

                This application is separate from the prospectus.

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY

              (X)_________________________________________________
                 Signature                                    Date

               _________________________________________________

                  O |__|       F |__|    OR |__|       S |__|
--------------------------------------------------------------------------------

MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
--------------------------------------------------------------------------------
                                                                 SIDE TWO OF TWO

                          MAS ADVISER CLASS PROSPECTUS

                                January 31, 1998

     Investment Adviser and Adminstrator:    Transfer Agent:

     Miller Anderson & Sherrerd, LLP         Chase Global Fund Services Company
     One Tower Bridge                        73 Tremont Street
     West Conshohocken                       Boston, Massachusetts 02108-0913
     Pennsylvania 19428-2899

                           General Distribution Agent:

                           MAS Fund Distribution, Inc.
                           One Tower Bridge
                           P.O. Box 868
                           West Conshohocken,
                           Pennsylvania 19428-0868

                                Table of Contents
                                                              Page
              Fund Expenses ..................................   2
              Prospectus Summary .............................   4
              Financial Highlights ...........................   6
              Yield and Total Return .........................   9
              Suitability ....................................   9
              Investment Limitations .........................  11
              Portfolio Summaries ............................  12
              Equity Investments .............................  12
              Fixed-Income Investments .......................  12
              Propectus Glossary
                 Strategies ..................................  22
                 Investments .................................  27
              General Shareholder Information
                 Purchase of Shares ..........................  40
                 Redemption of Shares ........................  41
                 Shareholder Services ........................  43
                 Valuation of Shares .........................  44
                 Dividends, Distributions and Taxes ..........  45
              Investment Adviser .............................  47
              Portfolio Management ...........................  48
              Administrative Services ........................  50
              General Distribution Agent .....................  50
              Portfolio Transactions .........................  51
              Other Information ..............................  51
              Trustees and Officers ..........................  52


--------------------------------------------------------------------------------
MAS Fund - 56         Terms in bold type are defined in the Prospectus Glossary

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                                       MAS
                                    ---------
                                    MAS FUNDS









                                   ---------------------------------------------
                                                                      PROSPECTUS

                                   ---------------------------------------------















                                   MILLER
                                   ANDERSON
                                   & SHERRERD, LLP


                                   ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA
                                   19428 o 800-354-8185
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[MAS LOGO]                                        ADVISORY PORTFOLIOS PROSPECTUS
MAS FUNDS

                                January 31, 1998


--------------------------------------------------------------------------------
Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------


MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-seven portfolios, two of which are described in this Prospectus. The Advisory Foreign Fixed Income and Advisory Mortgage Portfolios are available only to private advisory clients of Miller Anderson & Sherrerd, LLP (the "Adviser"), investment adviser to MAS Funds.

--------------------------------------------------------------------------------

                            PORTFOLIO PAGE REFERENCE

                        How to Use This Prospectus:    3

                        Portfolio Summaries:
                        Advisory Foreign Fixed Income 10
                        Advisory Mortgage             11

                        Prospectus Glossary:
                        Strategies                    12
                        Investments                   14

                        General Shareholder
                        Information:                  25

                        Table of Contents             33

--------------------------------------------------------------------------------
This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1998 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
--------------------------------------------------------------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
                       COMMISSION PASSED UPON THE ACCURACY
                         OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Miller
Anderson
& Sherrerd, LLP
               ONE TOWER BRIDGE - WEST CONSHOHOCKEN, PA 19428 - 800-354-8185
--------------------------------------------------------------------------------

EXPENSE SUMMARY

The following tables illustrate the various expenses and fees that a shareholder in a portfolio will incur either directly or indirectly. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

             Shareholder Transaction Expenses:
             Sales Load Imposed on Purchases                   None
             Sales Load Imposed on Reinvested Dividends        None
             Redemption Fees                                   None
             Exchange Fees                                     None

             Annual Fund Operating Expenses:
             (as a percentage of average net assets after fee waivers)
             12b-1 Fees                                        None
             Shareholder Servicing Fee                         None

                                   Investment                    Total
                                    Advisory       Other       Operating
          Portfolio                   Fees        Expenses      Expenses
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income        0.000%*       0.150%        0.150%
Advisory Mortgage                    0.000*        0.080         0.080

 The Total Operating Expense ratios reflected in the table above may be higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets. Expenses in the above table have been restated to reflect current expenses.
*Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios from exceeding 0.150% and 0.08%, respectively. Absent such waivers and/or reimbursements by the Adviser, Total Operating Expenses would be 0.561% and 0.464% for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios, respectively.



--------------------------------------------------------------------------------
MAS Fund - 2           Terms in bold type are defined in the Prospectus Glossary

EXAMPLE


The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


          Portfolio                 1 year      3 year      5 year     10 year
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income         $2          $5          $8         $19
Advisory Mortgage                      1           3           5          10

--------------------------------------------------------------------------------

                           HOW TO USE THIS PROSPECTUS


A PROSPECTUS SUMMARY begins on page 4;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page
6;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 7;

SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 10;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 12; and

GENERAL SHAREHOLDER INFORMATION begins on page 25



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 3

SUMMARY INFORMATION:

The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.

Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-income portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

The Advisory Foreign Fixed Income Portfolio is Non-Diversified for purposes of the Investment Company Act of 1940 (the "1940 Act") meaning that it may invest a greater percentage of assets in the securities of one issuer than other portfolios. The Advisory Mortgage Portfolio is diversified.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:


o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;


o Fixed-Income Securities will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. Certain Fixed Income Securities may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets). Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies;

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. Portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps;

o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;



--------------------------------------------------------------------------------
MAS Fund - 4           Terms in bold type are defined in the Prospectus Glossary

o Each portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so; and

o Each portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

HOW TO INVEST: Shares of each portfolio are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Investment is available only to advisory clients of MAS.

HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover and Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of December 31, 1997 had in excess of $58.1 billion in assets under management.


THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 5

             Financial Highlights - Fiscal Years Ended September 30

                 Selected per share data and ratios for a share
                       outstanding throughout each period

  The following information should be read in conjunction with the portfolios' financial statements which are included in the Annual Report to Shareholders incorporated by reference to the Statement of Additional Information. The portfolios' financial statements for the year ended September 30, 1997 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the
                      Statement of Additional Information.

                                Net Gains                 Dividend
         Net Asset              or Losses               Distributions  Capital Gain
           Value-     Net     on Securities  Total from     (net      Distributions
         Beginning Investment (realized and  Investment   Investment  (realized net     Other
         of Period   Income    unrealized)   Activities    Income)    capital gains) Distributions
-------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio (Commencement of Operations 10/7/94)
1997+++   $11.73     $0.58       $0.80         $1.38      ($1.88)        ($0.88)       ($0.03)#
1996       10.80      0.68        1.02          1.70      (0.66)          (0.11)           --
1995       10.00      0.74        0.44          1.18      (0.38)             --            --

Advisory Mortgage Portfolio (Commencement of Operations 4/12/95)
1997      $10.29     $0.75       $0.34         $1.09     ($0.71)         ($0.08)           --
1996       10.41      0.72       (0.06)         0.66      (0.72)          (0.03)       ($0.03)#
1995       10.00      0.25        0.35          0.60      (0.19)             --            --

                       Net Asset         Net Assets-  Ratio of    Ratio of
                        Value-              End of    Expenses    Net Income  Portfolio
             Total      End of   Total      Period   to Average   to Average   Turnover
         Distributions  Period  Return** (thousands) Net Assets+  Net Assets     Rate
--------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio (Commencement of Operations 10/7/94)
1997+++   ($2.79)      $10.32   14.08%     $93,939    0.14%++       5.68%       208%
1996       (0.77)       11.73   16.47      236,092    0.12++        6.06        170
1995       (0.38)       10.80   12.12      537,133    0.16*++       7.44*        96

Advisory Mortgage Portfolio (Commencement of Operations 4/12/95)
1997      ($0.79)      $10.59   11.03%  $3,071,427    0.09%++       7.55%       144%
1996       (0.78)       10.29    6.56    1,974,592    0.09++        7.17        139
1995       (0.19)       10.41    6.03    1,443,038    0.10*++       6.72*       110

*  Annualized
** Total return figures for partial years are not annualized.
#  Represents distribution in excess of net realized gains.
+ For the periods ended September 30, 1995, September 30, 1996 and September 30, 1997, the Ratio of Expenses to Average Net Assets for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.15%* and 0.08%*, respectively, for 1995, 0.12% and 0.08%, respectively, for 1996, and 0.14% and 0.08%, respectively, for 1997.
++ The Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep the Total Operating Expenses actually deducted from portfolio assets for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios from exceeding 0.15% and 0.08%, respectively. Voluntarily waived and/or reimbursed expenses totaled 0.38%* and 0.49%*, respectively, for the period ended September 30, 1995, 0.38% and 0.39%, respectively, for the year ended September 30, 1996, and 0.38% and 0.40%, respectively, for the year ended September 30, 1997.
+++Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.



--------------------------------------------------------------------------------
MAS Fund - 6           Terms in bold type are defined in the Prospectus Glossary

YIELD AND TOTAL RETURN:

From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations).

The yield of a portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during a 30-day period by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information. The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION

Suitability: The portfolios are designed for advisory clients of MAS who are investing in the Fund as part of a larger investment and who, as long-term investors, can accept the risks entailed in investing in the bond markets.


Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.


Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 7

Turnover: The Adviser manages the portfolios generally without regard to restrictions on annual turnover. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

Each portfolio has an annual turnover rate of 100% or more. These high rates of annual turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of annual turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The annual turnover rate for each portfolio is shown in the Financial Highlights.

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets is generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in Cash Equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of either portfolio without regard to that portfolio's usual average weighted maturity.


Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies, or as detailed in Investment Limitations, a portfolio will not concentrate investments in any one industry.


Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This limitation is not applicable to the Advisory Foreign Fixed Income Portfolio. However, this portfolio will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code and;

(b) with respect to 75% of its assets, a portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer. This limitation is not applicable to the Advisory Foreign Fixed Income Portfolio. However, this portfolio will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code.



--------------------------------------------------------------------------------
MAS Fund - 8           Terms in bold type are defined in the Prospectus Glossary

Limitations (a) and (b), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolios. Other investment limitations described here and in the Statement of Additional Information are not fundamental policies; meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth in this prospectus or the Statement of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolios' assets will not be considered a violation of the restriction, and the sale of securities will not be required.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary           MAS Fund - 9

Advisory Foreign Fixed Income Portfolio
(a non-diversified portfolio available only to advisory clients of MAS)

Objective:                To achieve above-average total return over a market
                          cycle of three to five years, consistent with reasonable risk, by investing primarily in investment grade fixed-income securities of foreign issuers.

Approach:                 The portfolio is available only to the Adviser's
                          private advisory clients

Policies:                 Generally at least 65% invested in Fixed-Income
                          Securities of issuers in at least 3 countries located outside of the U.S.

                          Derivatives may be used to represent country investments, or otherwise pursue portfolio strategy. May invest all or a portion of assets in U.S. securities as a defensive strategy.

Quality                   100% Fixed Income Securities that are Rated A or
Specifications:           higher (or its equivalent)

Maturity and Duration:    Average weighted maturity generally greater than 5
                          years.

Allowable                 Agencies               Eastern European Issuers
Investments:              Asset-Backeds          Floaters
                          Brady Bonds            Foreign Bonds
                          Cash Equivalents       Foreign Currency
                          CMOs                   Forwards
                          Convertibles           Futures & Options
                          Corporates             Inverse Floaters

                          Investment Companies   Swaps
                          Mortgage Securities    U.S. Governments
                          Municipals             When Issued Securities
                          Preferred Stock        Yankees
                          Repurchase Agreements  Zero Coupons
                          SMBS
                          Structured Notes

Benchmark Index:          Salomon Broad Investment Grade

Strategies:               Foreign Investing
                          Foreign Fixed Income Investing
                          Maturity and Duration Management
                          Value Investing
                          Non-Diversified Status
                          Mortgage Investing

Portfolio
Management Team:          J. David Germany and Richard B. Worley



--------------------------------------------------------------------------------
MAS Fund - 10          Terms in bold type are defined in the Prospectus Glossary

Advisory Mortgage Portfolio
(available only to advisory clients of MAS)

Objective:                To achieve returns consistent with returns generated
                          by the market for mortgage securities by investing primarily (at least 65% of its assets under normal circumstances) in mortgage securities.

Approach:                 The portfolio is available only to the Adviser's
                          private advisory clients

Policies:                 Generally at least 65% invested in Mortgage Securities
                          Derivatives may be used to pursue portfolio strategy.

Quality
Specifications:           100% Investment Grade Securities

Maturity and Duration:    Average weighted maturity generally greater than
                          7 years. Duration generally between 2 and 7 years.

Allowable                 Agencies                Floaters
Investments:              Asset-Backeds           Futures & Options
                          Cash Equivalents        Inverse Floaters
                          CMOs                    Investment Companies


                          Mortgage Securities     Swaps
                          Repurchase Agreements   U.S. Governments
                          SMBS                    When Issued Securities
                          Structured Notes        Yankees
                                                  Zero Coupons

Benchmark Index:          Lehman Mortgage Index

Strategies:               Mortgage Investing
                          Maturity and Duration Management
                          Value Investing

Portfolio
Management Team:          Kenneth B. Dunn and Scott F. Richard



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 11

                              PROSPECTUS GLOSSARY


            CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES


Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.


Foreign Investing: Investors should recognize that investing in Foreign Bonds involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since Foreign Bonds may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.



Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.


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MAS Fund - 12          Terms in bold type are defined in the Prospectus Glossary

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed-Income Security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed-Income Securities. Duration is a measure of the expected life of a Fixed-income Security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed-income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed-income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed-income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.




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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 13

Mortage Investing: The Advisory Mortgage Portfolio will be primarily (at least 65% of the time under normal circumstances) invested in mortgage-related securities. These include Mortgage Securities which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be in Mortgage Securities issued by the various government-related organizations. However, a portfolio may invest, without limit, in Mortgage Securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Non-Diversified Status: The Advisory Foreign Fixed Income Portfolio is classified as a non-diversified investment company under the 1940.Act. Non-diversified portfolios may invest more than 25% of assets in securities of individual issuers representing greater than 5% each of a portfolio's total assets, whereas diversified investment companies may only invest up to 25% of assets in positions of greater than 5%. Both diversified and non-diversified portfolios are subject to diversification specifications under the Internal Revenue Code of 1986, as amended, which require that, as of the close of each fiscal quarter, (i) no more than 25% of a portfolio's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Because of its non-diversified status, a portfolio may be subject to greater credit and other risks than a diversified investment company.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of the Adviser's fixed-income investment strategy.


INVESTMENTS


Each portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.

Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.


Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder.


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MAS Fund - 14          Terms in bold type are defined in the Prospectus Glossary

The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.


Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


Each portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

The portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio;



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 15

(2) Each portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;


(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase Agreements collateralized by securities listed above.


CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, Mortgage Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of Mortgage Securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.



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MAS Fund - 16          Terms in bold type are defined in the Prospectus Glossary

Convertibles: are convertible bonds or shares of convertible Preferred
Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.


Corporates--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.


Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolios may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. As a result, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold.


Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 17

Foreign Bonds: are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgages and asset-backed securities.

Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards)

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.


A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do


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MAS Fund - 18          Terms in bold type are defined in the Prospectus Glossary
so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures & Options--Futures Contracts, Options on Futures Contracts and Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.


A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the Securities and Exchange Commission's ("SEC's") position on asset coverage.

Possible Risks: The primary risks associated with the use of Futures and Options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The 1940 Act generally prohibits the portfolios from acquiring more than 3% of the outstanding voting



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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 19
shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.


To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Grade Securities: are those (a) rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's)); (b) guaranteed by the U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage Securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings falls below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage Securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, Mortgage Securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.

There are two methods of trading Mortgage Securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast



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MAS Fund - 20          Terms in bold type are defined in the Prospectus Glossary
with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of Mortgage Securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through Mortgage Securities are traded on a TBA basis.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of Mortgage Securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.


General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.


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Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 21

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.


Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.


Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.


Pursuant to an order issued by the SEC, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that portfolio's percentage share in the total Repurchase Agreement.



SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If


--------------------------------------------------------------------------------
MAS Fund - 22          Terms in bold type are defined in the Prospectus Glossary
the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.


Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.

Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency Swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Board of Trustees.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 23

Possible Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.


U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.


When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Yankees: are U.S. dollar-denominated Fixed-Income Securities issued by a foreign government or corporation and sold in the U.S.

Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary Fixed-Income Securities because of the manner in which their principal and interest are returned to the investor.



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MAS Fund - 24          Terms in bold type are defined in the Prospectus Glossary

                        GENERAL SHAREHOLDER INFORMATION


PURCHASE OF SHARES


The Advisory Foreign Fixed Income and Advisory Mortgage Portfolios are available only to private advisory clients of Miller Anderson & Sherrerd, LLP. investment adviser to MAS Funds.

Shares of each portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The portfolios determine net asset value as described under General Shareholder Information--Valuation of Shares each day that the portfolios are open. See Other Information--Closed Holidays.

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of any of its portfolios or to reject any purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund.

Purchases of a portfolio's shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however. will not be issued.


REDEMPTION OF SHARES


Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See Other Information-Closed Holidays and Valuation of Shares.


Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.


Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the New York Stock Exchange ("NYSE"), the Custodian, or the Fund is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the SEC.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 25

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

Valuation of Shares

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.


Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.


However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, will be valued in good faith at fair value using methods approved by the Board of Trustees.



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MAS Fund - 26          Terms in bold type are defined in the Prospectus Glossary

Dividends, Distributions and Taxes

The Advisory Foreign Fixed Income and the Advisory Mortgage Portfolios will normally distribute substantially all of their net investment income to shareholders on a quarterly and monthly basis, respectively.


If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.


If any net capital gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last distribution for the calendar year.

All dividends and distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

TAXES: The following is a summary of some important tax issues that affect the portfolios of the Fund and their shareholders. The summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the tax treatment of each portfolio or its shareholders. More information about taxes is in the Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


Federal Taxes: Each portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, each portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify shareholders annually as to the tax classification of all distributions.


Income dividends received by shareholders will be taxable as ordinary income, whether received in cash or in additional shares. Capital gains distributions are taxable to shareholders at capital gains rates. Each portfolio will designate capital gains distributions to individual shareholders as either subject to the federal capital gains rate imposed on property held for more than 18 months or on property held for more than 1 year but not more than 18 months.

Distributions paid in January but declared by a portfolio in October, November or December of the previous year are taxable to shareholders in the previous year.





--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 27

Each portfolio intends to declare and pay dividends and distributions so as to avoid imposition of the federal excise tax applicable to regulated investment companies. Further discussion is included in the Statement of Additional Information.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this withholding requirement, shareholders must certify on their Account Registration Forms that their Social Security Number or Taxpayer Identification Number is correct, and that they are not subject to backup withholding.

Exchanges and redemptions of shares in a portfolio are taxable events.

Foreign Income Taxes: Investment income received by the Advisory Foreign Fixed Income Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Advisory Foreign Fixed Income and the Advisory Mortgage Portfolios may be able to file an election with the Internal Revenue Service to pass through to its shareholders for foreign tax credit purposes the amount of foreign income taxes paid by such portfolio. Further discussion is included in the Statement of Additional Information.


State and Local Income Taxes: The Fund is formed as a Pennsylvania Business Trust and is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the portfolios.


TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of December 31, 1997 had in excess of $58.1 billion in assets under management. On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.



--------------------------------------------------------------------------------
MAS Fund - 28          Terms in bold type are defined in the Prospectus Glossary

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's contractual rate (annualized) along with the Adviser's actual rate of compensation for the Fund's 1997 fiscal year.

                                                             FY 1997
                                   Contractual                Actual
                                      Rate              Compensation Rate
Advisory Foreign Fixed Income         375%                     000%
Advisory Mortgage                     375                      000

Until further notice, the Adviser has voluntarily agreed to waive advisory fees and/or reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios from exceeding 0.15% and 0.08% respectively.


PORTFOLIO MANAGEMENT


A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios is as follows:

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Advisory Mortgage Portfolio in 1995.

J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Advisory Foreign Fixed Income Portfolio in 1994.

Scott F. Richard, Managing Director, Morgan Stanley, joined MAS in 1992. He assumed responsibility for the Advisory Mortgage Portfolio in 1995.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Advisory Foreign Fixed Income Portfolio in 1994.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 29

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.


PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates or markups on principal transactions than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker or dealer effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. The Adviser may place a combined order for two or more accounts or portfolios for the purchase or sale of one same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. The Adviser may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION - Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-seven portfolios.



--------------------------------------------------------------------------------
MAS Fund - 30          Terms in bold type are defined in the Prospectus Glossary

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the 1940 Act, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.



Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.


Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.

Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.


Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:


Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 31

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, Union Carbide Corporation.


Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

               --------------------------------------------------

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.


John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP; formerly Attorney, Ropes & Gray.



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MAS Fund - 32          Terms in bold type are defined in the Prospectus Glossary

                                January 31, 1998

Investment Adviser and Administrator:        Transfer Agent:

Miller Anderson & Sherrerd, LLP              Chase Global Funds Services Company
One Tower Bridge                             73 Tremont Street
West Conshohocken,                           Boston, Massachusetts 02108-0913
Pennsylvania 19428-2899

                           General Distribution Agent:

                           MAS Fund Distribution, Inc.
                           One Tower Bridge
                           P.O. Box 868
                           West Conshohocken,
                           Pennsylvania 19428-0868

                                Table of Contents

                              Page                                          Page

Fund Expenses                   2       General Shareholder Information
Prospectus Summary              4         Purchase of Shares                 25
Financial Highlights            6         Redemption of Shares               25
Yield and Total Return          7         Valuation of Shares                26
Investment Suitability          7         Dividends, Distributions
Investment Limitations          8           and Taxes                        27
Portfolio Summaries            10       Investment Adviser                   28
Prospectus Glossary                     Portfolio Management                 29
  Strategies                   12       Administrative Services              30
  Investments                  14       General Distribution Agent           30
                                        Portfolio Transactions               30
                                        Trustees and Officers                31



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Fund - 33

--------------------------------------------------------------------------------

                                             MAS [LOGO]
                                             MAS FUNDS

                                          --------------------------------------
                                                                      PROSPECTUS
                                          --------------------------------------

                                             Miller
                                             Anderson
                                             & Sherrerd, LLP

               ONE TOWER BRIDGE - WEST CONSHOHOCKEN, PA 19428 - 800-354-8185
--------------------------------------------------------------------------------

                                   MAS FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION


                               January 31, 1998

          MAS Funds (the "Fund") is a no load mutual fund consisting of twenty-seven portfolios (the "Portfolios") offering a variety of investment alternatives.
              This Statement of Additional Information sets forth information about the Fund applicable to all twenty-seven Portfolios.

This Statement is not a Prospectus but should be read in conjunction with the Fund's Prospectuses dated January 31, 1998, each as revised from time to time. To obtain either of these Prospectuses, please call the


                            Client Services Group.

                     Client Services Group: 1-800-354-8185
                 Prices and Investment Results: 1-800-522-1525

                               TABLE OF CONTENTS

                                                                            Page
Business History                                                              3

Strategies and Investments                                                    3

Repurchase Agreements                                                         3

Securities Lending                                                            3

Foreign Investments                                                           4

Futures Contracts                                                             5

Restrictions on the Use of Futures Contracts                                  6

Risk Factors in Futures Transactions                                          6

Options                                                                       7


Options on Foreign Currencies                                                 8


Combined Transactions                                                         9

Risks of Options on Futures Contracts, Forward Contracts and Options
 on Foreign Currencies                                                        9

Swap Contracts                                                               10

Foreign Currency Exchange-Related Securities                                 11

Municipal Bonds                                                              12

Duration                                                                     13

Mortgage-Backed Securities                                                   14

Stripped Mortgage-Backed Securities                                          16

U.S. Government Securities                                                   16

Zero Coupon Bonds                                                            17

Eurodollar and Yankee Obligations                                            17

Brady Bonds                                                                  18


Cash Reserves Portfolio                                                      19


Tax Considerations                                                           19

Purchase of Shares                                                           22

Redemption of Shares                                                         22

Transactions with Broker/Dealers                                             23


Shareholder Services                                                         23

Investment Limitations                                                       23

Management of the Fund                                              26

Distribution Plans                                                  30

Shareholder Service Agreement                                       31

Investment Adviser                                                  31

Administration                                                      33

Distributor for Fund                                                34

Custodians                                                          34

Portfolio Transactions                                              34

Annual Turnover                                                     36

General Information                                                 36

Performance Information                                             38

Comparative Indices                                                 44

Financial Statements                                                50

Appendix-Description of Securities and Ratings                      50

                               BUSINESS HISTORY

MAS Funds (formerly MAS Pooled Trust Fund) is an open end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993. The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

                          STRATEGIES AND INVESTMENTS


The following information supplements the characteristics and risks of strategies and investments set forth in the Fund's Prospectuses:


                             REPURCHASE AGREEMENTS


Each of the Fund's portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a portfolio have a total value in excess of the value of the repurchase agreement and are held by the portfolio's custodian bank until repurchased. Such agreements permit a portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.


                              SECURITIES LENDING


Each portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the portfolio. Each portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 ( the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that
(a) the borrower pledge and maintain with the portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the portfolio at any time, and (d) the portfolio receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.


                              FOREIGN INVESTMENTS


Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the portfolios (except for the Domestic Fixed Income, Limited Duration, Mortgage-Backed Securities, Advisory Mortgage and Cash Reserves Portfolios) permit them to enter into forward foreign currency exchange contracts in order to hedge their respective holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S.

investments in those countries.


Although the portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

The International Equity, Emerging Markets Value, International Fixed Income, Advisory Foreign Fixed Income, Global Fixed Income, Multi-Asset-Class, High Yield, Municipal, PA Municipal, Balanced Plus, Balanced, and Multi-Market Fixed Income Portfolios may invest in the securities of issuers in Eastern European and other developing markets. The economies of these countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economies. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of government action in this regard, there can be no assurance that the portfolio's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated.

In addition, the Equity, Growth, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Value, Value, Balanced. Multi-Asset-Class and Balanced Plus Portfolios may invest in Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent that they come available. GDRs and EDRs are typically issued by foreign depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. The Funds may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Funds' investment policies, a Funds' investments in GDRs or EDRs will be deemed to be investments in the underlying securities.


                               FUTURES CONTRACTS


Each portfolio, except the Cash Reserves Portfolio, may enter into futures contracts, options, and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.


Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's margin deposits will be placed in a segregated account maintained by the Fund's Custodian or with a futures commission merchant as approved by the Fund's Board of Trustees.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.


Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Fund require that the aggregate initial margins and premiums required to establish non-hedging positions not exceed 5% of the liquidation value of a portfolio.

Although techniques other than the sale and purchase of futures contracts could be used to control a portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


                 RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

                     RISK FACTORS IN FUTURES TRANSACTIONS


Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a portfolio's ability to effectively hedge. A portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by a portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a portfolio of margin deposits in the event of bankruptcy of a broker with whom the portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


                                    OPTIONS

Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.


OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each portfolio's limitation on investing in illiquid securities.

The portfolios may also write covered-call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to protect against a decline in the U.S. dollar value of a currency due to the changes of exchange rates vis a vis the U.S. dollar and the option is written for a currency other than the currency in which the security is denominated. In such circumstances, the portfolios will follow the coverage requirements as described in the preceding paragraph.


                         OPTIONS ON FOREIGN CURRENCIES


All portfolios, except the Cash Reserves, Domestic Fixed Income, Limited Duration, Mortgage-Backed Securities and Advisory Mortgage Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the portfolios could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

The portfolios may write options on foreign currencies for the same purposes. For example, where a portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolios to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the portfolios would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The portfolios may only write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash or liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

The portfolios may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


                             COMBINED TRANSACTIONS


The portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.


    RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON
                              FOREIGN CURRENCIES

Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.


Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.


In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


                                SWAP CONTRACTS


All portfolios, except the Cash Reserves and Mid Cap Growth Portfolios, may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the portfolios may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a portfolio is contractually obligated to make. If the other party to a swap defaults, a portfolio's risk of loss consists of the net amount of payments that a portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the portfolio. To the extent that these Swaps, Caps, Floors, and Collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to a portfolio's borrowing restrictions. All of the portfolios of MAS Funds except the Cash Reserves Portfolio may enter into OTC Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.


                 FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign currency warrants--Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities--Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based of the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper--Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

                                MUNICIPAL BONDS


Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.


The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Municipal and PA Municipal Portfolios ("the portfolios") may also invest in tax-exempt industrial development bonds, short-term municipal obligations, project notes, demand notes and tax-exempt commercial paper.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue

Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments issued by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project notes, they are also secured by the full faith and credit of the United States.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the portfolios will meet the quality criteria set out in the Prospectus for the Portfolios.

The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal Bonds are sometimes purchased on a "when-issued" basis meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.


From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.


Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

                                   DURATION


The Limited Duration and Intermediate Duration Portfolios seek to achieve their objectives by investing in the types of fixed income securities described in the Prospectus and by maintaining an average duration of between one and three years and two and five years, respectively. Duration is one of the fundamental tools used by the Adviser in security selection for the portfolios and any other portfolio which invests in fixed income securities.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of the "term of maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For, example in the case of mortgage-backed securities the current prepayment rates are more critical than their stated final maturities in determining their interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


                          MORTGAGE-BACKED SECURITIES


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolios will be rated investment grade by Moody's or Standard & Poor's, or, if unrated, deemed by the Adviser to be of investment grade quality.


Underlying Mortgages


Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the portfolios may purchase pools of adjustable rate mortgages (ARM), growing equity mortgages (GEM), graduated payment mortgage
(GPM) and other types where the principal and interest payment procedures vary.

ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The portfolios' interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the portfolios' net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Average Life

The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage-Backed Securities


Yields on mortgage-backed pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the portfolios. The compounding effect from reinvestment of monthly payments received by each portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.


About Mortgage-Backed Securities

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.


Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings, banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.


The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage- backed securities purchased for the portfolios will, however, be rated of investment grade quality by Moody's and/or Standard & Poor's or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.


                      STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities.

                          U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States.


Agency Securities: Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.


Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.


An instrumentality of the U.S. Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.


                               ZERO COUPON BONDS


Zero Coupon Bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the issuer.

A Zero Coupon Bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"-- what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the portfolio's distributions of net investment income.

Zero Coupon Bonds may offer investors the opportunity to earn higher yields than those available on other bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (CATS), Treasury Receipts
(TRS), Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Treasury Investment Growth Receipts (TIGERS).


                       EURODOLLAR AND YANKEE OBLIGATIONS


Each portfolio, except the Domestic Fixed Income Portfolio, can invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations held in the Cash Reserves Portfolio will undergo the same credit analysis as domestic issues in which the Cash Reserves Portfolio invests, and will have at least the same financial strength as the domestic issuers approved for the Cash Reserves Portfolio.

                                  BRADY BONDS

A portion of certain of the Fund's fixed-income investments may be invested in certain debt obligations customarily referred to as "Brady Bonds", which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").


Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady bonds are to be viewed as speculative.



                            CASH RESERVES PORTFOLIO

A-1 and Prime-1 Commercial Paper Ratings: Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                              TAX CONSIDERATIONS


In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income; (ii) at the close of each quarter of a portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, vs. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the portfolio owns at least 20% of the voting power of such issuers.

Each portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the portfolio's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the portfolio's other investments and shareholders will be advised of the nature of the payments.

The Tax Payer Relief Act of 1997 provides various capital gains rates which pertain to shareholders who are individuals. Each portfolio will, therefore, designate distributions derived from capital gains of the portfolio (whether such distributions are paid in cash or additional shares) as a "20% rate gain distribution" or a "28% rate gain distribution" in accordance with guidance issued by the Internal Revenue Service. The Fund will notify shareholders annually as to the federal tax classification of dividends and distributions paid by a portfolio including, but not limited to notifying individuals as to the amount of capital gain distributions subject to the 20% and 28% federal capital gain tax rates. Distributions of dividends or capital gains may also be subject to state and local taxes.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the portfolios may be "Section 1256 contracts." Section 1256 contracts held by a portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the
Code) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a portfolio. In addition, losses realized by a portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

The Taxpayer Relief Act of 1997 provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a portfolio. Under this constructive sales treatment, the portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

Each portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

Although, income received on direct U.S. Government obligations is taxable at the Federal level, such income is exempt from tax at the state level when received directly, and may be exempt, depending on the state, when received by a shareholder. Each portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the portfolio is considered tax exempt in their particular states.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a Shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term if the shares have been held for over one year but not for over eighteen months, and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20%; mid-term capital gains are currently taxed at a maximum rate of 28%; and short-term gains are currently taxed at ordinary income tax rates. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a Shareholder upon the sale or redemption of shares of a municipal portfolio held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which would entitle the portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolios' assets to be invested within various countries is not known. The portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If more than 50% of a portfolio's assets is represented by foreign securities, then such portfolio may file an election with the Internal Revenue Service to pass through to shareholders the amount of foreign income taxes paid by such portfolio. A portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a portfolio makes the above-described election, the portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the portfolio. The shareholders of the portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rate share of any dividend paid by the portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Internal Revenue Code (the "Code") as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a portfolio for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the Foreign taxes paid by the portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the portfolio's gross income from foreign sources. The notice from the portfolio to the shareholders will also include the amount of foreign taxes paid by the portfolio which are not allowable as a foreign tax credit because the portfolio did not hold the foreign securities for more than 15 days owing the 30-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because and to the extent that the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

Special Tax Considerations for the Municipal and PA Municipal Portfolios: Each of the Municipal and PA Municipal Portfolio intends that at the close of each quarter of its taxable year, at least 50% of the value of the portfolio's total assets will consist of obligations the interest on which is excludable from gross income (i.e., municipal bonds and notes), so that it may pay "exempt-interest" dividends to shareholders. Exempt- interest dividends, which are defined in the Code, are excluded from a shareholder's gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from the above-referenced portfolios may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence.

These portfolios may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals and the federal environmental tax for corporations only. These portfolios may not be an appropriate investment for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.

Any distributions received by individual shareholders which are derived from capital gains of the portfolio will be designated by either portfolio as a "20% rate gain distribution" or a "28% rate gain distribution" in accordance with guidance issued by the Internal Revenue Service.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these portfolios is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.


                              PURCHASE OF SHARES


Each portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments. The officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by employees of the Adviser and its affiliates.

                             REDEMPTION OF SHARES


Each portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

No charge is made by a portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the portfolio.

                       TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value net computed after such orders are accepted by an authorized broker or the broker's authorized designee.


                             SHAREHOLDER SERVICES

Exchange Privilege


The exchange privilege is only available with respect to portfolios that are qualified for sale in a shareholder's state. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. Any such exchange will be based on the respective net asset values of the shares involved. Before making an exchange, a shareholder should consider the investment objectives of the portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts are identical. Requests for expedited exchanges received prior to the time at which each portfolio determines its net asset value, as described in the Prospectus will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Expedited exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders. The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing.


For federal income tax purposes, an exchange between portfolios of the Fund is a taxable event, and, accordingly, a capital gain or loss may be realized. It is likely, therefore, that a capital gain or loss would be realized on an exchange between portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


Transfer of Shares


Shareholders may transfer shares of the Fund's portfolios to another person by written request to the Client Services Group at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                            INVESTMENT LIMITATIONS


Each portfolio of the Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the portfolio.

As a matter of fundamental policy, each portfolio will not:


(1) invest in physical commodities or contracts on physical commodities;


(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;


(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental limitation
(7), below, (ii) by lending its portfolio securities, and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;


(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer (this restriction is not applicable to the Global Fixed Income, International Fixed Income, Advisory Foreign Fixed Income or the Emerging Markets Value Portfolios);

(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this restriction does not apply to the Global Fixed

Income, International Fixed Income, Advisory Foreign Fixed Income or the Emerging Markets Value Portfolios);


(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7) underwrite the securities of other issuers (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the disposition of restricted securities); and

(8) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) the Cash Reserves Portfolio may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset-backed securities will be classified according to the underlying assets securing such securities; and (vi) the Mortgage-Backed Securities and Advisory Mortgage Portfolios will concentrate in mortgage-backed securities.

Each portfolio is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval.

As a matter of non-fundamental policy, no portfolio will:

(1) enter into futures contracts to the extent that each portfolio's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each portfolio's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage;


(2) write put or call options except to the extent described above in (1);


(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless, the portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) borrow money other than from banks or other portfolios of MAS Funds, provided that a portfolio may borrow from banks or other portfolios of MAS Funds so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(7) invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Trustees;


(8) invest for the purpose of exercising control over management of any company; and

(9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.


Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.


                            MANAGEMENT OF THE FUND

Trustees and Officers

The Fund's officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its officers. The following is a list of the Trustees and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years:


Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business , University of Pennsylvania; Director, Digital Equipment Corp.; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, Union Carbide Corporation.


Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.


*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.


------------------------------------------------------------------------------

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund
Distribution, Inc., Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.





John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP; formerly Attorney, Ropes & Gray.

Remuneration of Trustees and Officers


The Fund pays each Trustee, who is not also an officer or interested person, a fee for each Board of Trustees Meeting attended plus travel and other expenses incurred in attending such meetings. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by the Adviser or Sub-Administrator.

The Fund maintains an unfunded Deferred Compensation Plan ("Plan") which allows each independent Trustee to defer payment of his or her retainer and fees to a later date. The Fund's policy is for each Trustee to defer at least twenty-five percent (25%) of his or her retainer and fees received annually from the Fund. To that end, the Plan requires that each Eligible Trustee (defined by the Plan as a member of the Board of Trustees who is not an "interested person" of the Fund, as such term is defined under Section 2(a)(19) of the 1940 Act) defer his or her entire retainer, which is deemed a deferral of twenty-five percent (25%) of the Trustee's retainer and fees received from the Fund for the year. The Plan also permits the Eligible Trustee to defer all, or a portion, of the fees received for attending meetings of the Board of Trustees throughout the year. Amounts deferred by each Eligible Trustee are credited with a return equal to what those amounts would have received if they had been invested in portfolios of the Fund selected by that Trustee. Any deferred amounts will not be available to Eligible Trustees for a period of three (3) or more years and distributions may not be deferred beyond the Eligible Trustee's membership on the Board of Trustees. Distributions to an Eligible Trustee are either in the form of a lump sum or equal annual installments over a period of five (5) years and commence within ninety (90) days after the last date during the deferral period on which the Fund makes a valuation of the Eligible Trustee's deferred compensation. The Fund intends that the Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986. The rights of an Eligible Trustee and the beneficiaries to the amounts held under the Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Plan became effective May 23, 1996. There were no payments under the plan during the fiscal year ended September 30, 1997.

As of the fiscal year ended September 30, 1997, the Trustees and Officers of the Fund owned, in the aggregate, less than 1% of the outstanding shares of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1997 is set forth below.

                                 Aggregate             Pension or Benefits
                             Compensation from          Accrued as Part of         Total Compensation
Name of Trustee                  the Fund#                Fund Expenses               from the Fund
---------------                  ---------                -------------               -------------
Thomas L. Bennett*                  -0-                        -0-                         -0-
Thomas P. Gerrity                $57,000##                   $64,942                     $57,000
Joseph P. Healey                 $57,000##                   $30,173                     $57,000
Joseph J. Kearns                 $57,000##                   $60,102                     $57,000
C. Oscar Morong, Jr.             $57,000##                   $89,534                     $57,000
Vincent R. McLean                $57,000##                   $96,238                     $57,000

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

# Includes amounts deferred from quarterly meeting fees at the election of Trustees under the Deferred Compensation Plan.

## In addition, each Trustee has deferred his retainer of $12,000 under the Deferred Compensation Plan.

Principal Holders of Securities


As of January 5, 1998 following persons owned of record or beneficially 5% or more of the shares of a portfolio:

Equity Portfolio: Los Angeles County Deferred Compensation & Thrift Plan, Englewood, CO, 7.4%.

Value Portfolio: Charles Schwab & Co., Inc., Special Custody Account for the Exclusive Benefit of Customers, San Francisco, CA, 13.7%; Donaldson Lufkin & Jenrette, Jersey City, NJ, 6.0%.


Small Cap Value Portfolio: The J. Paul Getty Trust, c/o The Northern Trust Company, Chicago, IL, 10.6%; The Northern Trust Company, FBO Silicon Graphics, Chicago, IL, 9.5%; Fishnet & Company, FBO The Hearst Foundation, Boston, MA, 5.1%.

Mid Cap Growth Portfolio: The J. Paul Getty Trust, c/o The Northern Trust Company, Chicago, IL, 23.5%; Morgan Stanley, c/o MAS Team, Boston, MA, 6.2%; MAC & Co., Pittsburgh, PA, 5.4%.

Domestic Fixed Income Portfolio: Fleet National Bank, Rochester, NY, 11.7%; The Philadelphia Orchestra Unrestricted Endowment Fund, Philadelphia, PA, 11.0%; Saxon & Company, FBO Weirton Medical Center Retirement Income Plan, Philadelphia, PA, 9.2%; Strafe & Co., Marion General Hospital Retirement Plan, Westerville, OH, 9.0%; Paintmakers Money Accumulation Pension Plan-B, Portland, OR, 8.6%; Patterson & Co., c/o CoreStates Bank, N.A., Philadelphia, PA, 6.8%; Key Trust Danis Industries, Cleveland, OH, 6.2%; Delta Dental Plan of NH, Inc., Concord, NH, 5.9%.

Cash Reserves Portfolio: The Northern Trust Company, Chicago, IL, 32.3%; The Taft School, Watertown, CT, 13.1%; Skadden ARPS Slate Meagher & Flom LLP, New York, NY, 11.2%; Association for Information and Image Management, Silver Spring, MD, 5.2%.

International Equity Portfolio: Western Metal Industry, c/o Miller Andersen & Sherrerd, West Conshohocken, PA, 11.8%; Ministers & Missionaries Benefit Board of American Baptist Churches, New York, NY, 11.0%; Carnegie Corporation of New York, New York, NY, 6.8%; Puerto Rico Telephone Company Pension Plan, San Juan, PR, 6.3%.

Fixed Income Portfolio II: Diocese of Camden, Camden, NJ, 10.4%; Bankers Trust Co., Jersey City, NJ, 9.9%; Board of Trustees of Sheet Metal Workers Local #100 Pension Plan, Suitland, MD, 9.5%; The Northern Trust Company, Chicago, IL, 6.5%; Saul & Co., c/o First Union National Bank, Charlotte, NC, 6.2%.

High Yield Securities Portfolio: Charles Schwab & Co., Inc., Special Custody Account for the Exclusive Benefit of Customers, San Francisco, CA, 8.5%; Western Metal Industry, c/o Miller Andersen & Sherrerd, West Conshohocken, PA, 7.0%; Donaldson Lufkin & Jenrette, Jersey City, NJ, 6.2%; Armco Master Pension Trust, Pittsburgh, PA, 5.3%.

Special Purpose Fixed Income Portfolio: Robertson Research Fund, Cold Spring Harbor, NY, 5.2%.

Limited Duration Portfolio: Bankers Trust Company, Los Angeles, CA, 14.4%; Boys & Girls Club of America Pension Trust, Atlanta, GA, 11.9%; Citibank, NA, Fieldcrest Cannon Hourly Retirement Plan, Tampa, FL, 8.6%; Northern California Bakery Drivers Security Fund, Alameda, CA 7.0%; Batrus & Co., c/o Bankers Trust Company, New York, NY, 6.4%; Sheet Metal Workers Local # 100, Washington, DC, 5.8%.

Mortgage-Backed Securities Portfolio: Northwestern University Investment Department, Evanston, IL, 30.6%; John S. Donovan, Trustee for Cives Corporation Savings and Profit-Sharing Retirement Trust, Roswell, GA, 25.3%; The Paper Magic Group, Inc., Scranton, PA, 16.3%; Melhorn & Co., c/o PNC Bank 641 Teamster Pension, Philadelphia, PA 16.3%.

International Fixed Income Portfolio: Armco Master Pension Trust, Pittsburgh, PA, 16.4%;

CoreStates Bank, Childrens Hospital, Philadelphia, PA, 15.5%;
Northern Trust Co. as Custodian FBO: The J. Paul Getty Trust, Chicago, IL, 12.7%; The Skillman Foundation, Detroit, MI, 11.4%; Western Metal Industry Pension Fund, c/o Miller Anderson & Sherrerd, West Conshohocken, PA, 9.6%; Syntex (U.S.A.) Inc., Pension Trust, Palo Alto, CA, 6.7%; Chemical Bank as Custodian for Smithsonian Institution, New York, NY, 6.1%; Wellesley College, Wellesley, MA, 5.4%.

Emerging Markets Value Portfolio: Ministers & Missionaries Benefit Board of the American Baptist Churches, New York, NY, 34.9%; Chemical Bank as Custodian for Smithsonian Institution, New York, NY, 33.0%; Richard B. Worley, c/o Miller Anderson & Sherrerd, West Conshohocken, PA, 7.7%; Philadelphia Orchestra Association, Employee Pension & Retirement Plan, Philadelphia, PA 6.0%.

PA Municipal Portfolio: Kenneth B. Dunn & Pamela R. Dunn, Bala Cynwyd, PA 20.7%; R. & S. Roberts, Philadelphia, PA, 17.9%; Southwest National Bank of PA, Greensburg, PA 11.7%; John J. F. Sherrerd, Bryn Mawr, PA, 9.3%; A. Morris Williams, Jr. & Ruth W. Williams, Gladwyne, PA, 6.9%; Sanford C. Bernstein & Co. Inc., FBO Cook Family Fund, New York, NY, 5.2%.

Municipal Portfolio: Bost &Co., FBO Union Electric Employees Benefit Trust for Union Retirees, Pittsburgh, PA, 21.2%; Bost & Co., FBO Union Electric Employee Benefit Trust for Management Retirees, Pittsburgh, PA, 12.2%; Batrus & Co., c/o Bankers Trust Company, New York, NY, 8.6%; Robert A. Fox, Jenkintown, PA, 8.4%; Jesse J. Thompson, Charlotte, NC, 8.4%.

Balanced Portfolio: Northern Trust Co., Chicago, IL, 30.2%; Wendel & Co., Trustee for A&P Savings Plan, New York, NY, 8.7%; Wendel & Co., c/o The Bank of New York, New York, NY, 7.3%; Wendel & Co.,c/o The Bank of New York, New York, NY, 6.7%; Wendel & Co., FAO Aramark Corporation, New York, NY, 5.9%; Fidelity Investments Institutional Operations Co., Covington, KY, 6.5%.

Global Fixed Income Portfolio: The Charles A. Dana Foundation, Inc., New York, NY, 31.1%; "All for Her" Fund, c/o Rosary Inc., Albany, NY, 13.9%; Hudson-Webber Foundation, Detroit, MI, 13.0%; Abilene Christian University, Abilene, TX, 10.2%; State Street Bank & Trust, Forest Oil Corporation Pension Trust, Boston, MA, 8.4%; Rockefeller Family Fund Inc., New York, NY, 5.8%.

Intermediate Duration Portfolio: Southwest National Bank of PA, Greensburg, PA, 30.8%; Bankers Trust Company, the Los Angeles Hotel-Restaurant Employer Union Welfare Fund, Los Angeles, CA, 19.2%; Jaffe Foundation, Suffern, NY, 11.5%; Northumberland County Employees Retirement Fund, Altoona, PA, 8.1%; Nyack Hospital, Nyack, NY, 6.5%.

Multi-Asset-Class-Portfolio: Albany Medical College, Albany, NY, 17.8%; Chase Manhattan Bank, Milbank Tweed Hadley & McCloy Master trust, Brooklyn, NY, 11.5%; The Library Company of Philadelphia, Philadelphia, PA, 8.7%; Wachovia Bank, NA, The W-S Foundation, Winston-Salem, NC, 5.3%; The National Center for State Courts, Williamsburg, VA, 5.2%.

Advisory Foreign Fixed Income Portfolio: Minnesota State Board of Investments, St. Paul, MN, 8.4%; Ford Motor Company Master Trust, Dearborn, MI, 7.0%; Kaiser Foundation, Oakland, CA, 6.0%.

Mid Cap Value Portfolio: Charles Schwab & Co., Inc., Special Custody Account for the Exclusive Benefit of Customers, San Francisco, CA, 10.7%; Georgetown Memorial Hospital Funded Depreciation Account, Georgetown, SC, 9.3%; Fishnet & Co., Boston, MA, 7.8%; The Chase Manhattan Bank, FAO Hearst Corporation, New York, NY, 7.8%; Berklee College of Music, Boston, MA, 7.0%; The northern Trust Company, FBO Morgan Stanley Plan, Chicago, IL, 5.3%.

Advisory Mortgage Portfolio: Ford Motor Company Master Trust, Dearborn, MI, 9.8%; Public School Teachers of Chicago, Chicago, IL, 5.1%.

Multi-Market Fixed Income Portfolio: Connelly Foundation, West Conshohocken, PA, 73.4%; The Greenwall Foundation, New York, NY, 18.0%; Paperworkers Union Local #286, Philadelphia, PA, 5.1%.

The persons listed above as owning 25% or more of the outstanding shares of each portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such portfolios. As a result, those persons would have the ability to vote a majority of the shares of the portfolios on any matter requiring the approval of shareholders of such portfolios.


                              DISTRIBUTION PLANS


The Fund's Distribution Plan provides that the Adviser Class Shares will pay MAS Fund Distribution, Inc. (the "Distributor") an annualized fee of .25% of the average daily net assets of each portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares.

The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not "interested persons" of the Fund. For the fiscal year ended September 30, 1997, the Mid Cap Growth, Value, Fixed Income, High Yield and Balanced Portfolios paid $665, $201,647, $67,500, $3,009 and $37,084, respectively, in distribution fees pursuant to the Distribution Plan. Other than $4,492 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.



                         SHAREHOLDER SERVICE AGREEMENT


The Fund has entered into a Shareholder Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the portfolios described in the Investment Class prospectus. Each portfolio will pay to the Distributor a fee at the annual rate of .15% of the average daily net assets of such portfolio attributable to the shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 1997, the Fund paid $61, 244 to compensate the Distributor under this Shareholder Service Agreement.

                              INVESTMENT ADVISER


Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter:

                                                       Rate
                                                       ----
Emerging Markets Value Portfolio                       0.750%
Equity Portfolio                                       0.500
Growth Portfolio                                       0.500
International Equity Portfolio                         0.500
Mid Cap Growth Portfolio                               0.500
Mid Cap Value Portfolio                                0.750
Small Cap Value Portfolio                              0.750
Value Portfolio                                        0.500
Cash Reserves Portfolio                                0.250
Domestic Fixed Income Portfolio                        0.375
Fixed Income Portfolio                                 0.375
Fixed Income II Portfolio                              0.375
Global Fixed Income Portfolio                          0.375
Multi-Market Fixed Income Portfolio                    0.450
High Yield Portfolio                                   0.375
Intermediate Duration Portfolio                        0.375
International Fixed Income Portfolio                   0.375
Limited Duration Portfolio                             0.300
Mortgage-Backed Securities Portfolio                   0.375
Municipal Portfolio                                    0.375
PA Municipal Portfolio                                 0.375
Special Purpose Fixed Income Portfolio                 0.375
Balanced Portfolio                                     0.450
Multi-Asset-Class Portfolio                            0.650
Balanced Plus Portfolio                                0.550
Advisory Foreign Fixed Income Portfolio                0.375
Advisory Mortgage Portfolio                            0.375

In cases where a shareholder of any of the portfolios has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Fund. This procedure will be utilized with clients having contractual relationships based on total assets managed by Miller Anderson & Sherrerd, LLP to avoid situations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's investment in the Fund. In addition, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from portfolio assets for the Emerging Markets Value, Cash Reserves, Mortgage-Backed Securities, Municipal, PA Municipal, Multi-Market Fixed Income, Advisory Foreign Fixed Income and Advisory Mortgage Portfolios from exceeding 1.180%, .320%, .500%, .500%, .500%, .580%,
 .150% and .080% of its average daily net assets, respectively. With respect to the Investment Class and Adviser Class of the Multi-Asset-Class Portfolio, the Adviser is, on a voluntary basis, waiving its fees and/or reimbursing certain expenses. The fee waivers and expense reimbursements for the Investment Class and Adviser Class of the Multi-Asset-Class Portfolio are voluntary and may be discontinued at the Adviser's discretion at any time. With respect to the Institutional Class of the Multi-Asset-Class Portfolio, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to keep total operating expenses from exceeding 0.780%.

For the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid the following advisory fees:


                                                    Advisory Fees Paid                            Advisory Fees Waived

                                                 1995       1996        1997            1995         1996          1997
Portfolio                                        (000)      (000)       (000)           (000)        (000)        (000)
---------                                        -----      -----       -----           -----        -----        -----

Emerging Markets Value Portfolio                $    85      $   286      $   195      $    52      $    42      $    30
Equity Portfolio                                  6,840        7,785        6,928            0            0            0
Growth Portfolio                                      *            *            *            *            *            *
International Equity Portfolio                    5,437        3,458        3,236            0            0            0
Mid Cap Growth Portfolio                          1,504        1,986        1,961            0            0            0
Mid Cap Value Portfolio                               0          188          896           14           46           28
Small Cap Value Portfolio                         2,683        3,464        5,161            0            0            0
Value Portfolio                                   5,078        7,716       14,010            0            0            0
Cash Reserves Portfolio                              51          138          166           39           52           65
Domestic Fixed Income Portfolio                      75          257          372           23            8           11
Fixed Income Portfolio                            4,893        5,917        9,431            0            0            0
Fixed Income II Portfolio                           567          773          776            0            0            0
Global Fixed Income Portfolio                       190          205          289            0            0            0
Multi-Market Fixed Income Portfolio                   *            *            *            *            *            *
High Yield Portfolio                                764        1,073        1,558            0            0            0
Intermediate Duration Portfolio                      57           52          144           17           18           23
International Fixed Income Portfolio                395          555          549            0            0            0
Limited Duration Portfolio                          206          351          404           11            0            4
Mortgage-Backed Securities Portfolio                348          177          173            5           21           22
Municipal Portfolio                                 110          167          211           37           38           30
PA Municipal Portfolio                               32           77           79           31           30           26
Special Purpose Fixed Income Portfolio            1,574        1,517        1,816            0            0            0
Balanced Portfolio                                1,385        1,521        1,527            0            0            0
Multi-Asset-Class Portfolio                         220          635          797          100          112          126
Balanced Plus Portfolio                               *            *            *            *            *            *
Advisory Foreign Fixed Income Portfolio               0        1,933            0        1,631        1,933          713
Advisory Mortgage Portfolio                           0        6,056            0        1,711        6,056        9,155

* Not in operation during the period.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each portfolio of the Fund. If the holders of any portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each portfolio which approved the Agreement, and to any portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any portfolio without penalty, at any time, (1) by vote of the Board of Trustees or by vote of the outstanding voting securities of the portfolio or (2) on sixty (60) days' written notice to the Adviser, or (3) by the Adviser upon ninety (90) days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each portfolio, based on their relative net assets. Each portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.


                                ADMINISTRATION


MAS also serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Chase Global Funds Services Company (formerly Mutual Fund Services Company, or MFSC), an affiliate of The Chase Manhattan Bank, serves as transfer agent and provides fund accounting and other services pursuant to a sub-administration agreement.

For the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid the following administrative fees:

                                                                     Administrative Fees Paid
                                                                   1995         1996         1997
                                                                  (000)        (000)         (000)
                                                                  --------------------------------

Emerging Markets Value Portfolio                                  $   14       $   38       $   24
Equity Portfolio                                                   1,094        1,246        1,136
Growth Portfolio                                                       *            *            *
International Equity Portfolio                                       870          553          544
Mid Cap Growth Portfolio                                             241          318          314
Mid Cap Value Portfolio                                                1           20          123
Small Cap Value Portfolio                                            286          369          550
Value Portfolio                                                      812        1,235        2,285


                                                                     Administrative Fees Paid
                                                                   1995         1996         1997
                                                                  (000)        (000)         (000)
                                                                  --------------------------------

Cash Reserves Portfolio                                               29           44           74
Domestic Fixed Income Portfolio                                       21           55           82
Fixed Income Portfolio                                             1,044        1,262        2,030
Fixed Income II Portfolio                                            121          165          165
Global Fixed Income Portfolio                                         41           44           62
Multi-Market Fixed Income Portfolio                                    *            *            *
High Yield Portfolio                                                 163          229          356
Intermediate Duration Portfolio                                       16           11           36
International Fixed Income Portfolio                                  84          118          117
Limited Duration Portfolio                                            58           93          109
Mortgage-Backed Securities Portfolio                                  75           38           42
Municipal Portfolio                                                   31           36           51
PA Municipal Portfolio                                                13           16           22
Special Purpose Fixed Income Portfolio                               336          323          414
Balanced Portfolio                                                   246          271          280
Multi-Asset-Class Portfolio                                           57          113          143
Balanced Plus Portfolio                                                *            *            *
Advisory Foreign Fixed Income Portfolio                              357          412          152
Advisory Mortgage Portfolio                                          374        1,292        1,954


* Not in operation during the period.

                             DISTRIBUTOR FOR FUND

MAS Fund Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, West Conshohocken, Pennsylvania 19428, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Trustees, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

                                  CUSTODIANS

The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The Custodians hold cash, securities, and other assets of the Fund as required by the 1940 Act. Morgan Stanley Trust Company is an affiliated person, as defined in the 1940 Act, of the Adviser and is compensated for its services as custodian on a per account basis plus out of pocket expenses.

                            PORTFOLIO TRANSACTIONS


The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.


Although the Adviser generally seeks competitive commission rates and dealer spreads, a portfolio will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. Transactions may involve specialized services on the part of the broker or dealer involved, and thereby justify higher commissions or markups than would be the case with other transactions requiring more routine services. In addition, a portfolio may pay higher commission rates or markups than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker or dealer effecting the transaction. The Adviser does not attempt to put a specific dollar value on the research services rendered or to allocate the relative costs or benefits of those services among its clients, believing that the research it receives will help the Adviser to fulfill its overall duty to its clients. The Adviser uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client. As a result, the Fund may pay brokerage commissions or markups that are used, in part, to purchase research services that are not used to benefit the Fund.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's portfolios or who act as agents in the purchase of shares of the portfolios for their clients. During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid brokerage commissions of $13,457,075, $18,252,335 and $19,134,219, respectively.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients serviced by the Adviser. The Adviser may place a combined order for two or more accounts or portfolios for the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price execution. Transactions involving commingled orders are allocated in a manner deemed to be equitable to each account or portfolio. Although it is recognized that, in some cases, joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Adviser and the Fund's Board of Trustees that combining such orders generally will be more advantageous to the Fund than effecting such transactions separately.

If purchases or sales of securities consistent with the investment policies of a portfolio and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees.

On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. As an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co., the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the AAffiliated Brokers@). The Adviser may, in the exercise of its discretion under its investment management agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers. The Fund paid $132,104 in brokerage commissions to affiliates for $75,128,827 of brokered transactions for the fiscal year ended September 30, 1997.

                                ANNUAL TURNOVER

The annual turnover rate for each portfolio for the past two fiscal years ended September 30 was as follows:

Portfolio                                                   1996          1997
---------                                                   ----          ----

Emerging Markets Value                                      108%           64%
Equity                                                       67%           85%
Growth                                                      N/A           N/A
International Equity                                         78%           62%
Mid Cap Growth                                              141%          134%
Mid Cap Value                                               377%          184%
Small Cap Value                                             145%          107%
Value                                                        53%           46%
Domestic Fixed Income                                       168%          217%
Fixed Income                                                162%          179%
Fixed Income II                                             165%          182%
Global Fixed Income                                         133%          137%
Multi-Market Fixed Income                                   N/A           N/A
High Yield                                                  115%           96%
Intermediate Duration                                       251%          204%
International Fixed Income                                  124%          107%
Limited Duration                                            174%          130%
Mortgage-Backed Securities                                  116%          164%
Municipal                                                    78%           54%
PA Municipal                                                 51%           64%
Special Purpose Fixed Income                                151%          198%
Balanced                                                    110%          145%
Multi-Asset-Class                                           122%          141%
Balanced Plus                                               N/A           N/A
Advisory Mortgage                                           139%          144%
Advisory Foreign Fixed Income                               170%          208%

N/A -- Portfolio had not commenced operations as of September 30, 1997.


                              GENERAL INFORMATION

Description of Shares and Voting Rights


The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("portfolios") of shares. Currently the Fund is offering shares of twenty-seven portfolios.

The shares of each portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A Shareholder of a Class is entitled to one vote for each full Class Share held (and a fractional vote for each fractional Class Share held) in the Shareholder's name on the books of the Fund. Shareholders of a

Class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that Class of Shares (such as a distribution plan or service agreement relating to that Class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that Class differ from the interests of holders of any other Class.

The Fund will continue without limitation of time, provided however that:


1) Subject to the majority vote of the holders of shares of any portfolio of the Fund outstanding, the Trustees may sell or convert the assets of such portfolio to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of such portfolio;

2) Subject to the majority vote of shares of any portfolio of the Fund outstanding, the Trustees may sell and convert into money the assets of such portfolio and distribute such assets ratably among the shareholders of such portfolio; and

3) Without the approval of the shareholders of any portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more portfolios into a single portfolio so long as such combination will not have a material adverse effect upon the shareholders of such portfolio.

Upon completion of the distribution of the remaining proceeds or the remaining assets of any portfolio as provided in paragraphs 1), 2), and 3) above, that portfolio shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged with regard to that portfolio.

Dividend and Distributions

The Fund's policy is to distribute substantially all of each portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a portfolio by an investor may have the effect of reducing the per share net asset value of that portfolio by the per share amount of the dividend or distribution, except for the Cash Reserves Portfolio. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

Shareholder and Trustee Liability


Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.


The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                            PERFORMANCE INFORMATION


The Fund may from time to time quote various performance figures to illustrate the past performance of its portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods for computing performance follows.


Total Return


A portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods (or, if shorter, the period since inception of the portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period (or, if shorter, the period since inception of the portfolio) and the deduction of all applicable Fund expenses on an annual basis. When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one period might have been greater or less than the average for the entire period. Average annual total return is calculated according to the following formula:

                P (1+T)n = ERV
Where:          P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years
                ERV = ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the stated period

The average annual total return of each Institutional Class Portfolio of the Fund for the periods noted is set forth below:

                                            1 Year       5 Years      10 Years       Inception
                                            ended         ended         ended           to       Inception
                                           9/30/97       9/30/97       9/30/97        9/30/97       Date
                                           -------       -------       -------        -------       ----

Emerging Markets Value Portfolio             18.08       --            --              15.71      02/28/95
Equity Portfolio                             38.46         18.66         14.74         17.56      11/14/84
Growth Portfolio*                              N/A           N/A           N/A           N/A           N/A
International Equity Portfolio               23.16         12.30       --               9.5       11/25/88
Mid Cap Growth Portfolio                     28.05         22.77       --              21.44      03/30/90
Mid Cap Value Portfolio                      61.40       --            --              42.61      12/30/94
Small Cap Value Portfolio                    49.81         26.75         17.15         15.44      07/01/86
Value Portfolio                              41.25         23.31         16.39         18.59      11/05/84
Cash Reserves Portfolio                       5.32          4.48       --               4.75      08/29/90
Domestic Fixed Income Portfolio              10.20          7.83         10.02         10.01      09/30/87
Fixed Income Portfolio                       11.47          8.39         10.30         10.96      11/14/84
Fixed Income Portfolio II                    10.58          7.69       --              10.08      08/31/90
Global Fixed Income Portfolio                 3.53       --            --               7.36      04/30/93
Multi-Market Fixed Income Portfolio*           N/A           N/A           N/A           N/A           N/A
High Yield Portfolio                         19.90         14.03       --              12.40      02/28/89
Intermediate Duration Portfolio               8.93       --            --               8.87      10/03/94
International Fixed Income Portfolio          0.44       --            --               6.81      04/29/94
Limited Duration Portfolio                    6.98          5.19       --               5.99      03/31/92
Mortgage-Backed Securities Portfolio         10.70          7.32       --               7.50      01/31/92
Municipal Portfolio                           8.47       --            --               7.95      10/01/92
PA Municipal Portfolio                        8.01       --            --               8.28      10/01/92
Special Purpose Fixed Income Portfolio       11.78          8.90       --               9.84      03/31/92
Balanced Portfolio                           27.44       --            --              14.53      12/31/92
Multi-Asset-Class Portfolio                  26.50       --            --              18.14      07/29/94
Balanced Plus Portfolio*                       N/A           N/A           N/A           N/A           N/A
Advisory Foreign Fixed Income Portfolio      14.08       --            --              14.31      10/07/94
Advisory Mortgage Portfolio                  11.03       --            --               9.63      04/12/95

* The Growth, Balanced Plus and Multi-Market Fixed Income Portfolios had not commenced operations as of September 30, 1997.

The average annual total return of each Investment Class Portfolio of the Fund for the periods noted is set forth below:

                                            1 Year       5 Years      10 Years       Inception   Inception
                                            ended         ended         ended           to        Date of
                                           9/30/97       9/30/97       9/30/97        9/30/97      Class
                                           -------       -------       -------        -------       ----
Equity Portfolio                            38.12         --            --             29.53       04/10/96
International Equity Portfolio              22.85         --            --             16.24       04/10/96
Mid Cap Value Portfolio                     61.05         --            --             46.01       05/10/96
Value Portfolio                             41.01         --            --             32.09       05/06/96
Fixed Income Portfolio                      --            --            --             10.07       10/15/96
High Yield Portfolio                        19.77         --            --             18.61       05/21/96
Special Purpose Fixed Income Portfolio      11.62         --            --             10.83       04/10/96
Balanced Portfolio                          --            --            --             18.40       04/04/97
Multi-Asset-Class Portfolio                 26.32         --            --             21.18       06/10/96
Balanced Plus Portfolio*                    --            --            --                --            N/A

* The Balanced Plus Portfolio had not commenced operations as of September 30,
1997.



The average annual total return of each Adviser Class Portfolio of the Fund for the periods noted is set forth below:


                                                                                                   Inception
                                           1 Year       5 Years         10 Years    Inception       Date of
                                           ended         ended            ended         to         Adviser
                                          9/30/97       9/30/97          9/30/97      9/30/97      Class
                                          -------       -------          -------      -------      ---------
Mid Cap Growth Portfolio                    --            --            --               27.99     01/31/97
Value Portfolio                             40.87         --            --               44.49     07/17/96
Fixed Income Portfolio                      --            --            --                 7.79    11/07/96
High Yield Portfolio                        --            --            --               12.63     01/31/97
Balanced Portfolio                          --            --            --               23.82     11/01/96

The portfolios may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g. income dividends or returns for specific types of securities such as industry or country types). The formula for calculating aggregate total return can be expressed as follows:


                Aggregate Total Return =          [  (  ERV  )  -  1  ]
                                             --------------------------------
                                                           P


The aggregate total return of each portfolio for the periods noted is set forth below. One year aggregate total return figures and portfolio inception dates are reflected under the annual total return figures provided above.

                                                        5 Years
                                                         ended      Inception to
                                                        9/30/97        9/30/97
                                                        -------        -------

Emerging Markets Value Portfolio                            N/A          45.86%
Equity Portfolio                                          135.21%       702.87
Growth Portfolio**                                           --            --
International Equity Portfolio                             78.62        123.96
Mid Cap Growth Portfolio                                  178.94        329.47
Mid Cap Value Portfolio                                     N/A         165.50
Small Cap Value Portfolio                                 227.21        403.11
Value Portfolio                                           185.13        802.03
Cash Reserves Portfolio                                    24.52         38.96
Domestic Fixed Income Portfolio                            45.76        159.92
Fixed Income Portfolio                                     49.60        281.77
Fixed Income Portfolio II                                  44.81         97.47
Global Fixed Income Portfolio                               N/A          36.90
Multi-Market Fixed Income Portfolio**                        --            --
High Yield Portfolio                                       92.83        172.84
Intermediate Duration Portfolio                             N/A          28.94
International Fixed Income Portfolio                        N/A          25.29
Limited Duration Portfolio                                 28.81         37.70
Mortgage-Backed Securities Portfolio                       42.40         50.58
Municipal Portfolio                                         N/A          46.59
PA Municipal Portfolio                                      N/A          48.80
Special Purpose Fixed Income Portfolio                     53.13         67.63
Balanced Portfolio                                          N/A          90.44
Multi-Asset-Class Portfolio                                 N/A          67.70
Balanced Plus Portfolio**                                   --            --
Advisory Foreign Fixed Income Portfolio                     N/A          48.97
Advisory Mortgage Portfolio                                 N/A          25.44

* The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively. ** The Growth, Balanced Plus and Multi-Market Fixed Income Portfolios had not commenced operations as of September 30, 1997.

The portfolios may also calculate a total return gross of all expenses which reflects the cumulative percentage change in value over the measuring period prior to the deduction of all fund expenses. The formula for calculating the total return gross of all expenses can be expressed as follows:


Total Return Gross of all Expenses = ((ERV + E)/P) -1)

E = Fund expenses deducted from the ending redeemable value during the measuring period.

The annualized since inception gross of fees returns of the Fund's portfolios are set forth below:


                                                                Annualized Since
                                                                     Inception
                                                                   Period Ended:
                                                                      9/30/97
                            MAS EQUITY FUNDS                    (Gross of Fees)*

Inception Date
--------------

   11/14/84                 Equity Portfolio                        18.29%
   N/A                      Growth Portfolio                          --
   11/05/84                 Value Portfolio                         19.33
   07/01/86                 Small Cap Value Portfolio               16.44
   03/30/90                 Mid Cap Growth Portfolio                22.17
   11/25/88                 International Equity Portfolio          10.22
   12/30/94                 Mid Cap Value Portfolio                 43.71
   02/28/95                 Emerging Markets Value Portfolio        17.10

                            MAS FIXED INCOME FUNDS

   11/14/84                 Fixed Income Portfolio                  11.50%
   09/30/87                 Domestic Fixed Income Portfolio         10.54
   03/31/92                 Special Purpose Income Portfolio        10.36
   03/31/92                 Limited Duration Portfolio               6.41
   01/31/92                 Mortgage-Backed Portfolio                8.12
   02/28/89                 High Yield Portfolio                    13.07
   10/01/92                 Municipal Portfolio                      8.56
   10/01/92                 PA Municipal Portfolio                   8.82
   04/30/93                 Global Fixed Income Portfolio            8.02
   N/A                      Multi-Market Fixed Income Portfolio       --
   04/29/94                 International Fixed Income Portfolio     7.40
   10/07/94                 Advisory Foreign Fixed Income Portfolio 16.64
   10/03/94                 Intermediate Duration Portfolio          9.46
   04/12/95                 Advisory Mortgage Portfolio              9.72


                              MAS BALANCED FUNDS

   12/31/92                   Balanced Portfolio                    15.16%
   N/A                        Balanced Plus Portfoli                  --
   07/29/94                   Multi-Asset-Class Portfolio           18.90

*Annualized

As of September 30, 1997, the Growth, Multi-Market Fixed Income and Balanced Plus Portfolios had not commenced operations.

The Municipal and PA Municipal Portfolio may also calculate a total return which reflects the cumulative percentage change in value over the measuring period after the deduction of income taxes. The formula for calculating the total after tax return can be expressed as follows:


Total After Tax Return = (((((ERV-M)/P) x T) + (M/P)) -1)

M = Portion of ending redeemable value which was derived from tax exempt income.
T = Applicable tax rate.


The after tax returns are as follows for the Municipal Portfolio and the PA Municipal Portfolio for the period 10/1/92 (inception of the Funds) through 9/30/97:

                                           Pre-tax return        Post-tax return

Municipal Portfolio                        7.95*/46.59**         7.86*/45.98**
                                           ______________        _______________
                                           8.28*/48.80**          7.98*/46.79**
PA Municipal Portfolio                     ______________        _______________


*Annualized
**Cumulative

The tax rates used were 31% federal and 2.8% Pennsylvania. All Municipal Interest was considered exempt from federal taxes and interest from treasuries was considered exempt from Pennsylvania.

Yield


In addition to total return, each portfolio of the Fund (except the Cash Reserves Portfolio) may quote performance in terms of a 30-day yield. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolios's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                       Yield  =  2  [ ( (a-b/cd) + 1) 6 - 1 ]

Where:

a =      dividends and interest earned during the period.
b =      expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.


For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations. The 30-day yield figures for each of the Fund's fixed-income and equity portfolios is set forth below:

                                                         Period ending
                                                         9/30/97
                                                         -------

Emerging Markets Value Portfolio                               1.02
Equity Portfolio                                               1.15
International Equity Portfolio                                 1.51
Mid Cap Growth Portfolio                                      (0.20)
Mid Cap Value Portfolio                                        0.08
Small Cap Value Portfolio                                      0.45
Value Portfolio                                                1.93
Domestic Fixed Income Portfolio                                6.32
Fixed Income Portfolio                                         6.37
Fixed Income Portfolio II                                      6.39
Global Fixed Income Portfolio                                  5.30
High Yield Portfolio                                           8.60
Intermediate Duration Portfolio                                6.34
International Fixed Income Portfolio                           4.65
Limited Duration Portfolio                                     5.74
Mortgage-Backed Securities Portfolio                           9.96
Municipal Portfolio                                            4.42
PA Municipal Portfolio                                         4.78
Special Purpose Fixed Income Portfolio                         7.08
Balanced Portfolio                                             3.27
Multi-Asset-Class Portfolio                                    2.66
Advisory Foreign Fixed Income Portfolio                        5.44
Advisory Mortgage Portfolio                                    7.39


As of September 30, 1997, the Growth, Balanced Plus and Multi-Market Fixed Income Portfolios had not commenced operations.


* The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively.

Yield of the Cash Reserves Portfolio

The current yield of the Cash Reserves Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by the value of the account at the beginning of the period and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualizing of the current yield with all dividends reinvested, may also be calculated for the portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the results.

Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Cash Reserves Portfolio for the 7 day base period ending September 30, 1997.
                                                            Period ending
                                                                9/30/97
                                                             ------------

Value at beginning of period                                  $1.00
Value at end of period                                        $1.00
Current yield                                                 5.61%
Effective yield                                               5.46%

The net asset value per share of the Cash Reserves Portfolio is $1.00 and has remained at that amount since the initial offering of the portfolio. The yield of the portfolio will fluctuate. The annualizing of a week's dividend is not a representation by the portfolio as to what an investment in the portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the portfolios of the Fund and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

The performance of a portfolio, as well as the composite performance of all fixed-income portfolios and all equity portfolios, may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Business Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.


                              COMPARATIVE INDICES

Each portfolio of the Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

Consumer Price Index

The Consumer Price Index is published by the US Department of Labor and is a measure of inflation.

Financial Times Actuaries World Ex US Index

The FT-A World Ex US Index is a capitalization-weighted price index, expressed in dollars, after dividend withholding taxes, of foreign stock prices. This index is calculated daily and reflects price changes in 24 major foreign equity markets. It is jointly compiled by the Financial Times, Ltd., Goldman, Sachs & Co., and County NatWest/Wood Mackenzie in conjunction with the Institute of Actuaries and the Faculty of Actuaries. First Boston High Yield Index

The First Boston High Yield Index was constructed to mirror the public high yield debt market. The index is a market weighted, trader priced index, tracked by the First Boston Corporation. There are approximately 475 securities in the index with a total market value of approximately $93 billion.

JP Morgan Traded Government Bond Index

The JP Morgan Traded Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of 13 countries. The index is maintained by JP Morgan Securities, Inc. and includes only liquid issues.


J.P. Morgan Emerging Markets Bond Index

The J.P. Morgan Emerging Markets bond Index is a market-weighted index composed of all Brady Bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.


Lehman Brothers 5-Year Municipal Bond Index

Lehman Brothers 5-Year Municipal Bond Index is a total return performance benchmark for the intermediate investment grade tax exempt bond market. the index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years.

Lehman Brothers 10-Year Municipal

Lehman Brothers 10-Year Municipal Bond Index is a total return performance benchmark for the long term, investment grade tax exempt bond market. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years.

Lehman Brothers Aggregate Index

The Lehman Brothers Aggregate Index is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U. S. Government issues and $25 million for others.

Lehman Brothers Government/Corporate Index

The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U. S. Treasury, issues of Government agencies, and corporate debt backed by the U. S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U. S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers Intermediate Government/Corporate Index

The Lehman Brothers Intermediate Government/Corporate Index is a combination of the Government and Corporate Bond Indices. All issues are investment grade
(BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U. S. Government issues and $25 million for others. The Government Index includes public obligations of the U. S. Treasury, issues of Government agencies, and corporate debt backed by the U.
S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers Long Municipal Bond Index

The Lehman Brothers Long Municipal Bond Index is a total return for the long-term, investment-grade tax-exempt bond market for bonds. The index includes municipal bonds with maturities of 22 years or more.

Lehman Brothers Mortgage-Backed Securities Index

The Lehman Brothers Mortgage-Backed Securities Index includes fixed rate mortgage securities backed by GNMA, FHLMC, and FNMA. Graduated Payment Mortgages (GPM's) are included. All issues are AAA, with maturities of at least one year and outstanding par values of at least $100 million. Returns are market value weighted inclusive of accrued income.

Lipper Growth & Income Fund Index

The Lipper Growth & Income Fund Index is a net asset value weighted index of the 30 largest Funds within the Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates.

Lipper High Current Yield Fund Average

The Lipper High Current Yield Fund Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc. classified as high yield funds. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Salomon World Government Bond Index ex US

The Salomon World Government Bond Index ex US is designed to provide a comprehensive measure of total return performance of the domestic government bond markets of 12 countries outside the United States. The index has been constructed with the aim of choosing "an inclusive" universe of institutionally traded fixed rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

International Finance Corporation Emerging Markets Index

The IFC Emerging Markets Index is an index designed to measure the total return in either US or local currency terms of developing markets as defined by the World Bank. The selection of stocks is made based on size, liquidity and industry. The weight given to any stock is determined by its market capitalization.

Lipper Money Market Average

The Lipper Money Market Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc., classified as money market Funds for any given period. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Merrill Lynch Corporate & Government Bond Index

The Merrill Lynch Corporate & Government Bond Index includes over 4,500 U.S. Treasury, Agency and investment grade corporate bonds. The Index is calculated daily and will be used from time to time in performance comparison for partial month periods.

Morgan Stanley Capital International World ex USA Index

The Morgan Stanley Capital International World ex USA Index is a capitalization-weighted price index expressed in dollars. The index reflects the performance of over 1,100 companies in 19 foreign equity markets. The index includes dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE Index

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE-GDP Weighted Index

The EAFE-GDP index is an arithmetic average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The index is weighted by the Grow Domestic Product of the various countries in the index.

Morgan Stanley Capital International Emerging Markets Free Index

The MSCI Emerging Markets Free Index is a capitalization weighted index of over 800 stocks from 17 different emerging market countries.

NASDAQ Industrials Index

The NASDAQ Industrials Index is a measure of all NASDAQ National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The index is exclusive of warrants, and all domestic common stocks traded in the regular NASDAQ market which are not part of the NASDAQ National Market System. The NASDAQ Industrials Index is market value weighted.

Russell 1000

The Russell 1000 Index consists of the 1,000 largest of the 3,000 largest stocks. Market capitalization is typically between $610 million and $85 billion. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 1,000 stocks in the Russell 1000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 2000

The Russell 2000 Index consists of the 2,000 smallest of the 3,000 largest stocks. Market capitalization is typically between $610 million and $57 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 2500

The Russell 2500 Index consists of the 2,500 smallest of the 3,000 largest stocks. Market capitalization is typically between $1.7 billion and $57 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,500 stocks in the Russell 2500 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 3000

The Russell 3000 Index is a combination of the Russell 1000 Index and the Russell 2000 Index.

Salomon 1-3 Year Treasury/Government Sponsored Index

The Salomon 1-3 Year Treasury/Government Sponsored Index includes U.S. Treasury and agency securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index

The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index includes U.S. Treasury, agency and investment grade (BBB or better) securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

Salomon Broad Index

The Salomon Broad Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income market capitalization-weighted index, including U. S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e. g., U. S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

Salomon High-Yield Market Index

The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment-grade quality rating from either Standard & Poor's or Moody's rating services.

Salomon Mortgage Index

The Salomon Mortgage Index includes agency pass-throughs (GNMA, FHLMC, FNMA) and FHA and GNMA project loans. Pools with remaining terms shorter than 25 years are seasoned; pools with longer terms are classified as new. The index is published monthly.

Salomon One To Three Year Treasury Index

The Salomon One To Three Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

Salomon World Government Bond Index

The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

S&P 500

The S&P 500 is a portfolio of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. Unlike the Russell indices, there are always 500 names in the S&P 500. Changes are made by Standard & Poor's as needed.

S&P Mid Cap 400 Index

The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

S&P/BARRA Mid Cap 400 Growth Index

The S&P/BARRA Mid Cap 400 Growth Index is constructed by dividing the stocks in the S&P MidCap 400 Index according to a single attribute: price-to-book ratios. The MidCap 400 Growth Index is composed of firms with higher price-to-book ratios. Like the MidCap 400, the MidCap 400 Growth Index is capitalization-weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

S&P 500 Ex South Africa Index

The S&P 500 Ex South Africa Index is the same as the S&P 500 Index excluding companies that are on the Investor Responsibility Research Center (IRRC) list of companies doing business in South Africa. This index is maintained by Wilshire Associates.

Wilshire 5000 Equity Index

The Wilshire 5000 Equity Index measures performance of all US headquartered equity securities with readily available price data. Approximately 6,000 capitalization weighted security returns are used to calculate the index.

                             FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended September 30, 1997, including notes thereto and the report of Price Waterhouse LLP thereon are incorporated herein by reference. A copy of the 1997 Annual Report will accompany the delivery of this Statement of Additional Information. In the 1997 Annual Report, the Emerging Markets Value Portfolio is referred to as the Emerging Markets Portfolio. The portfolio changed its name following the printing of the Annual Report. In addition, the 1997 Annual Report includes financial information for the Investment Class of the Special Purpose Fixed Income Portfolio. Following the printing of the Annual Report, the Fund closed the Investment Class of this portfolio. Accordingly, this portfolio has been removed from the Investment Class prospectus.


                APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS

I.  Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch Investors Services, Inc. Corporate Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Excerpts from Duff & Phelps Corporate Bond Ratings:

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.

Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+,BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearage.

Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1,2 and 3 in each rating classification from "aa "through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations , although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB,B,CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus(+) or Minus(-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch Investors Services, Inc. Preferred Stock Ratings:

AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

AA: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

A: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The loner-term financial capacities of the enterprises cannot be predicted with assurance.

B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.

                                   MAS FUNDS
                           PART C: OTHER INFORMATION

                        Post-Effective Amendment No. 46



Item 24.  Financial Statements and Exhibits:

     (a)  Part A - Financial Highlights
          Part B - The following audited financial statements as of September 30, 1997 and the report of the independent auditors, Price Waterhouse LLP, dated November 20, 1997 are incorporated by reference to the Statement of Additional Information from Form N-30D filed on December 4, 1997 with Accession Number 0000893220-97-001894
                        Statement of Net Assets
                        Statement of Operations
                        Statement of Changes in Operations
                        Financial Highlights
                        Notes to Financial Statements
                        Report of Independent Accountants
                   The following audited financial statements as of September 30, 1997 and the report of the Independent auditors, Price Waterhouse LLP, dated November 20, 1996 are incorporated by reference to the Statement of Additional Information from Form N-30D filed on December 3, 1997 with Accession Number 0000903220-97-001887.
                        Statement of Net Assets
                        Statement of Operations
                        Statement of Changes in Operations
                        Financial Highlights
                        Notes to Financial Statements
                        Report of Independent Accountants

     (b)  Additional Exhibits



          (1)           Amended and Restated Declaration of Trust as filed as
                        Exhibit 1 of the initial Registration Statement, as filed on March 1, 1984.
          (1)(a) Amendment No. 1 to Amended and Restated Declaration of Trust, dated May 20, 1992 as filed as Exhibit 2 of Post-Effective Amendment No. 25, as filed on January 28, 1993.
          (1)(b) Amended and Restated Declaration of Trust, dated November 18, 1993 as filed as Exhibit 1 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
          (1)(c) Amended and Restated Agreement and Declaration of Trust dated November 18, 1993, is incorporated by reference to Exhibit 1 of Post-Effective Amendment
                        No. 42, as filed on July 15, 1996.
          (2)           By-Laws  as  filed  as   Exhibit  2  of  the   initial
                        Registration Statement, as filed on March 1, 1984.
          (2)(a) By-Laws as filed as to Exhibit 2 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
          (2)(b) Amended and Restated By-Laws dated November 21, 1996 are incorporated by reference to Exhibit (2)(b) of Post-Effective Amendment No. 43, as filed on January 29, 1997.
          (3)           Not Applicable.
          (4) Specimen of Security for the Global Fixed Income Portfolio and the Balanced Portfolio as filed as
                        Exhibit 4 of Post-Effective Amendment No. 24 filed on October 30, 1992.
          (4)(a) Specimen of Security for the Growth Portfolio as filed as Exhibit 4 of Post-Effective Amendment No. 26 filed on June 28, 1993.
          (5) Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated July 1, 1988 as filed as Exhibit 5 of Post-Effective Amendment No. 8.
          (5)(a) Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated January 3, 1996 is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 43, as filed January 29, 1997.

          (5)(b) Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated May 31, 1997 is incorporated by reference to Exhibit 5(b) of Post- Effective Amendment No. 44, as filed on June 13, 1997.
          (6) Distribution Agreement with MAS Fund Distribution, Inc. dated April 13, 1993 as filed as Exhibit 6 of Post-Effective Amendment No. 26, as filed on June 28, 1993.
          (6)(a) Distribution Agreement with MAS Fund Distribution, Inc. dated January 3, 1996 is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 43, as filed January 29, 1997.
          (7)           Not Applicable.
          (8) Custodian Agreement with State Street Bank & Trust Company as filed as Exhibit 8 of the initial Registration Statement, as filed on March 1, 1984.
          (8)(a) Custodian Agreement with Morgan Stanley Trust Company dated September 1, 1993 is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 41 filed on January 30, 1996.
          (8)(b) Custodian Agreement with United States Trust Company of New York dated July 22, 1994 is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 41, as filed on January 30, 1996.
          (8)(c) Amendment dated January 3, 1996 between Morgan Stanley Trust Company and MAS Funds is incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 41, as filed on January 30, 1996.
          (8)(d) Deferred Compensation for MAS Funds Board of Trustees, as amended, is incorporated by reference to Exhibit
                        (8)(c) of Post-Effective Amendment No. 44, as filed on June 13, 1997.
          (8)(e) Amendment dated July 22, 1994 to the Custody Agreement between MAS Funds and United States Trust Company of New York is filed herewith.
          (9) Administration Agreement with The Vanguard Group dated September, 1984 as filed as Exhibit 9 of Pre-Effective Amendment No. 3, as filed on August 27, 1984.
          (9)(a) Administration Agreement with Miller Anderson & Sherrerd, LLP dated November 18, 1993 as filed as
                        Exhibit 9 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
          (9)(b) Sub-Administration Agreement with United States Trust Company of New York dated November 18, 1993 is filed herewith.
          (9)(c) Transfer Agency Agreement with United States Trust Company of New York dated November 18, 1993, as amended February 9, 1995 and November 18, 1996, is filed herewith.

          (9)(d) Administration Agreement with Miller Anderson & Sherrerd, LLP dated January 3, 1996 is incorporated by reference to Post-Effective Amendment No. 43, as filed on January 29, 1997.
          (9)(e) Investment Class Shareholder Service Agreement is incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 41, as filed on January 30, 1996.
          (9)(f) Investment Class Service Provider Agreement is incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 40, as filed on December 1, 1995.
          (9)(g) Amendment dated August, 1995 to the Transfer Agency and Fund Sub-Administration Agreement between MAS
                        Funds and United States Trust Company, is filed herewith.
          (10) Opinion and Consent of Counsel dated August 23, 1984 is filed herewith.
          (11) Consent of Independent Public Accountants is filed herewith.
          (12)          Not Applicable.
          (13)          Not Applicable.
          (14)          Not Applicable.
          (15) Distribution Plan relating to Adviser Class Shares is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 41, as filed on January 30, 1996.
          (16)          Performance Quotation Computation is filed herewith.
          (17) Financial Data Schedules as of September 30, 1997 are filed herewith.
          (18) Rule 18f-3 Multiple Class Plan is incorporated by reference to Exhibit 18 of Post-Effective Amendment No. 41, as filed on January 30, 1996.
          (24)          Powers of Attorney for Joseph P. Healey, Joseph J.
                        Kearns, John H. Grady, Jr., Lorraine Truten, C. Oscar Morong, Jr., Thomas L. Bennett, James D. Schmid, Vincent R. McLean and Thomas P. Gerrity are filed herewith.



Item 25.  Persons Controlled by or under Common Control with Registrant

     Registrant is not controlled by or under common control with any person.

Item 26.  Number of Holders of Securities:



     As of December 31, 1997, the number of record holders of each class of securities of Registrant was as follows:

                                                                   Number of
     Title of Class                                             Record Holders
     --------------                                             --------------
Institutional Class:

Advisory Foreign Fixed Income.............................................85
Advisory Mortgage.........................................................82
Emerging Markets Value (formerly Emerging Markets)........................98
Equity...................................................................488
Growth.....................................................................0
International Equity.....................................................557
Mid Cap Growth...........................................................713
Mid Cap Value............................................................334
Small Cap Value..........................................................386
Value...................................................................1089
Cash Reserves............................................................133
Domestic Fixed Income.....................................................62
Fixed Income............................................................1013
Fixed Income II...........................................................50
Global Fixed Income.......................................................48
High Yield...............................................................376
Intermediate Duration.....................................................53
International Fixed Income................................................50
Limited Duration.........................................................194
Mortgage-Backed Securities................................................20
Municipal.................................................................86
PA Municipal..............................................................31
Special Purpose Fixed Income.............................................243
Multi-Market Fixed Income..................................................8
Balanced.................................................................110
Multi-Asset-Class........................................................111
Balanced Plus..............................................................0


Investment Class:
Equity.....................................................................6
International Equity.......................................................0
Value.....................................................................24
Fixed Income..............................................................14
International Equity.......................................................7
High Yield................................................................15
Mid Cap Value.............................................................13
Domestic Fixed Income......................................................0
Multi-Asset-Class..........................................................6

Balanced......................................................................3

Adviser Class:
Equity........................................................................0
International Equity..........................................................0
Mid Cap Growth................................................................6
Mid Cap Value.................................................................0
Value........................................................................17
Domestic Fixed Income.........................................................0
Fixed Income.................................................................13
High Yield....................................................................4
Balanced......................................................................7
Multi-Asset-Class.............................................................0


Item 27. Indemnification:

Reference is made to Article V of Registrant's By-Laws dated November 18, 1993, which is incorporated by reference. Registrant hereby also makes the undertaking consistent with rule 484 under the Securities Act of 1933, as amended.

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgements, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, or whether by or in the right of the Trust, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of self-dealing, willful misconduct or recklessness. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

Item 28.  Business and Other Connections of Investment Adviser:

Miller Anderson & Sherrerd, LLP (the "Adviser") is a Pennsylvania limited liability partnership founded 1969. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

The information required by this Item 28 with respect to each director, officer, or partner of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-10437).

Item 29.  Principal Underwriters:

     (a) MAS Fund Distribution, Inc. acts as sole distributor of the Registrant's shares.

     (b) The principal address for MAS Fund Distribution, Inc. and each partner and officer listed below is One Tower Bridge, West Conshohocken, PA 19428.

Name and Principal               Positions and               Positions and
Business Address             Offices with Underwriter    Offices with Registrant
----------------             ------------------------    -----------------------

Marna Whittington            Chief Executive Officer      N/A
Lorraine Truten              President                    Vice President
Ronald R. Reese              Secretary & Treasurer        N/A
Paul A. Frick                Compliance Officer           N/A
Gary G. Schlarbaum           Director                     N/A
Thomas L. Bennett            Director                     Trustee
James D. Schmid              Director                     President
Marion Mitchell              Client Account Manager       Assistant Secretary


     (c) Not applicable

Item 30.  Location of Accounts and Records:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

          The Chase Manhattan Bank
          One Chase Manhattan Plaza
          New York, N.Y. 10081
          (records relating to its function as custodian)

          Morgan Stanley Trust Company
          1 Pierrepont Plaza
          Brooklyn, New York 11201
          (records relating to its function as custodian)

          Chase Global Funds Services
          73 Tremont Street
          Boston, MA 02108-3913
          (records relating to its functions as sub-administrator, transfer agent and dividend disbursing agent)

          Miller Anderson & Sherrerd, LLP
          One Tower Bridge
          West Conshohocken, Pennsylvania 19428
          (records relating to its function as investment adviser)

Item 31.  Management Services

Not Applicable

Item 32.  Undertakings:

(a)  Not applicable

(b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(c) Registrant hereby undertakes to comply with the intent of the provisions of Section 16(c) of the Investment Company Act of 1940 in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of trustees and to assist in shareholder communications in such matters.

(d) Registrant hereby undertakes to file a post-effective amendment to its Registration Statement within four to six months of the effective date of Post-Effective Amendment No. 42 that contains financial statements for the Balanced Plus Portfolio which need not be audited.

(e) Registrant hereby undertakes to file a post-effective amendment to its Registration Statement within four to six months of the effective date of Post-Effective Amendment No. 45 that contains financial statements for the Multi-Market Fixed Income Portfolio which need not be audited.

                                  Signatures



          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 46 to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia on the 27th day of January 1998.


                                               MAS FUNDS

                                                       *
                                               By:_______________________
                                                   James D. Schmid, President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.

        *                                           Trustee                       January 27, 1998
-------------------------------------------
Thomas L. Bennett

        *                                           Trustee                       January 27, 1998
-------------------------------------------
Thomas P. Gerrity

        *                                           Trustee                       January 27, 1998
-------------------------------------------
Joseph P. Healey

        *                                           Trustee                       January 27, 1998
-------------------------------------------
Joseph J. Kearns

        *                                           Trustee                       January 27, 1998
-------------------------------------------
Vincent R. McLean

        *                                           Trustee                       January 27, 1998
-------------------------------------------
C. Oscar Morong, Jr.

        *                                           President                     January 27, 1998
-------------------------------------------
James D. Schmid

 /s/ Michael Leary                                  Chief Financial Officer       January 27, 1998
----------------------------------
Michael Leary




*By:   /s/ John H. Grady
       ------------------
       John H. Grady, Jr.
       Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit                                                                                                    Page
EX-99.B1              Amended and Restated Declaration of Trust as filed as Exhibit 1 of the initial Registration Statement, as filed on March 1, 1984.
EX-99.B1(a)           Amendment No. 1 to Amended and Restated Declaration of Trust,
                      dated May 20, 1992 as filed as Exhibit 2 of Post-Effective Amendment
                      No. 25, as filed on January 28, 1993.
EX-99.B1(b)           Amended and Restated Declaration of Trust, dated November 18, 1993 as filed as Exhibit of Post-Effective  AmendmentNo. 29, as filed on  December
                      27, 1993.
EX-99.B1(c)           Amended and Restated Agreement and Declaration of Trust dated November 18,
                      1993, as corrected by the Trustees on February 29, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 42, as filed on July 15, 1996.
EX-99.B2              By-Laws as filed as Exhibit 2 of the initial Registration Statement, as filed on March 1, 1984.
EX-99.B2(a)           By-Laws as filed as Exhibit 2 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
EX-99.B2(b)           Amended and Restated By-Laws dated November 21, 1996, are incorporated by reference to Exhibit (2)(b) of Post-Effective Amendment No. 43, as filed on January 29, 1997.
EX-99.B3              Not Applicable.
EX-99.B4              Specimen of Security for the Global Fixed Income Portfolio and the
                      Balanced Portfolio as filed as Exhibit 4 of Post-Effective Amendment
                      No. 24 filed on October 30, 1992.
EX-99.B4(a)           Specimen of Security for the Growth Portfolio as filed as Exhibit 4 of
                      Post-Effective Amendment No. 26 filed on June 28, 1993.
EX-99.B5              Investment Advisory Agreement with Miller Anderson &
                      Sherrerd, LLP dated July 1, 1988 as filed as Exhibit 5
                      of Post-Effective Amendment No. 8.
EX-99.B5(a)           Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated
                      January 3, 1996 is incorporated by reference to Exhibit (5)(a) of
                      Post-Effective Amendment No. 43, as filed on January 29, 1997.
EX-99.B5(b)           Investment Advisory Agreement with Miller Anderson &
                      Sherrerd, LLP dated May 31, 1997 is incorporated by
                      reference to Exhibit 5(b) of Post-Effective Amendment
                      No. 44, as filed on June 13, 1997.
EX-99.B6              Distribution Agreement with MAS Fund Distribution, Inc. dated April 13,
                      1993 as filed as Exhibit 6 of Post-Effective Amendment No. 26, as filed on June 28, 1993.
EX-99.B6(a)           Distribution Agreement with MAS Fund Distribution, Inc. dated January
                      3, 1996 is incorporated by reference to Exhibit (6)(a) of Post-Effective
                      Amendment No. 43, as filed on January 29, 1997.
EX-99.B7              Not Applicable.






EX-99.B8              Custodian Agreement with State Street Bank & Trust Company as filed as Exhibit 8 of the initial Registration Statement, as filed on
                      March 1, 1984.
EX-99.B8(a)           Custodian Agreement with Morgan Stanley Trust Company dated September 1,
                      1993 is incorporated by reference to Exhibit 8(a) of Post-Effective
                      Amendment No. 41 filed on January 30, 1996.
EX-99.B8(b)           Custodian Agreement with United States Trust Company of New York dated
                      July 22, 1994 is incorporated by reference to Exhibit 8(b) of Post-
                      Effective Amendment No. 41, as filed on January 30, 1996.
EX-99.B8(c)           Amendment dated January 3, 1996 between Morgan Stanley Trust Company and
                      MAS Funds is incorporated by reference to Exhibit 8(c) of Post-Effective
                      Amendment No. 41, as filed on January 30, 1996.
EX-99.B8(d)           Deferred  Compensation  Plan  for  MAS  Funds  Board  of Trustees, as
                      amended, is incorporated by reference to Exhibit  8(c) of  Post-Effective
                      Amendment No. 44, as filed on June 13, 1997.
EX-99.B8(e)           Amendment dated July 22, 1994 to the Custody Agreement between MAS Funds and United States Trust Company of New York is filed herewith.
EX-99.B9              Administration Agreement with The Vanguard Group dated September,
                      1984 as filed as Exhibit 9 of Pre-Effective Amendment No. 3, as filed on August 27, 1984.
EX-99.B9(a)           Administration Agreement with Miller Anderson & Sherrerd, LLP dated
                      November 18, 1993 as filed as Exhibit 9 of Post-Effective Amendment No.
                      29, as filed on December 27, 1993.
EX-99.B9(b)           Sub-Administration  Agreement  with United  States Trust Company of New
                      York  dated  November  18,  1993 is filed herewith.
EX-99.B9(c)           Transfer Agency Agreement with United States Trust Company of New York dated November 18, 1993 and amended February 9, 1995 and November 18,
                      1996 is filed herewith.
EX-99.B9(d)           Administration Agreement with Miller Anderson & Sherrerd, LLP is dated
                      January 3, 1996 is incorporated by reference to Post-Effective Amendment
                      No. 43, as filed on January 29, 1997.
EX-99.B9(e)           Investment Class Shareholder Service Agreement is incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 41, as filed on January 30, 1996.
EX-99.B9(f)           Investment Class Service Provider Agreement is incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 40, as filed on December 1, 1995.
EX-99.B9(g)           Amendment dated August, 1995 to the Transfer Agency and Fund Sub-
                      Administration Agreements between MAS Funds and United States
                      Trust Company is filed herewith.
EX-99.B10             Opinion and Consent of Counsel dated August 23, 1984 is filed herewith.
EX-99.B11             Consent of Independent Public Accountants is filed herewith.
EX-99.B12             Not Applicable.






EX-99.B13             Not Applicable.
EX-99.B14             Not Applicable.
EX-99.B15             Distribution Plan relating to Adviser Class Shares is
                      incorporated by reference to Exhibit 15 of
                      Post-Effective Amendment No. 41, as filed on January 30, 1996.
EX-99.B16             Performance Quotation Computation is filed herewith.
EX-99.B18             Rule 18f-3 Multiple Class Plan is incorporated by reference to Exhibit
                      18 of Post-Effective Amendment No. 41, as filed on January 30, 1996.
EX-99.B24             Powers of Attorney for Joseph P. Healey, Joseph J. Kearns,
                      John H. Grady, Jr., Lorraine Truten, C. Oscar Morong, Jr.,
                      Thomas L. Bennett, James D. Schmid, Vincent R. McLean and Thomas
                      P. Gerrity are filed herewith.
EX-99.B27             Financial Data Schedules are filed herewith.
EX-99.B27.1           Advisory Foreign Fixed Income Portfolio.
EX-99.B27.2           Advisory Mortgage Portfolio.
EX-99.B27.3           Emerging Markets Portfolio.
EX-99.B27.4           Global Fixed Income Portfolio.
EX-99.B27.5           PA Municipal Portfolio, Institutional Class.
EX-99.B27.6           Small Cap Value Portfolio, Institutional Class.
EX-99.B27.7           Domestic Fixed Income Portfolio, Institutional Class.
EX-99.B27.8           International Fixed Income Portfolio, Institutional Class.
EX-99.B27.9A          Value Portfolio, Institutional Class.
EX-99.B27.9B          Value Portfolio, Investment Class.
EX-99.B27.9C          Value Portfolio, Adviser Class.
EX-99.B27.10A         Equity Portfolio, Institutional Class.
EX-99.B27.10B         Equity Portfolio, Investment Class.
EX-99.B27.11          Fixed Income Portfolio II, Institutional Class.
EX-99.B27.12          Cash Reserves Portfolio, Institutional Class.
EX-99.B27.13          Mortgage-Backed Securities Portfolio, Institutional Class.
EX-99.B27.14          Limited Duration Portfolio, Institutional Class.
EX-99.B27.15          Municipal Portfolio, Institutional Class.
EX-99.B27.16          Intermediate Duration Portfolio, Institutional Class.
EX-99.B27.17          International Equity Portfolio, Institutional Class.
EX-99.B27.18          Mid-Cap Growth Portfolio, Investment Class.
EX-99.B27.19          International Equity Portfolio, Investment Class.
EX-99.B27.20A         Mid-Cap Value Portfolio, Institutional Class.
EX-99.B27.20B         Mid-Cap Value Portfolio, Investment Class.
EX-99.B27.21A         Balanced Portfolio, Institutional Class.
EX-99.B27.21B         Balanced Portfolio, Investment Class.
EX-99.B27.21C         Balanced Portfolio, Adviser Class.
EX-99.B27.22A         High Yield Portfolio, Institutional Class.
EX-99.B27.22B         High Yield Portfolio, Investment Class.
EX-99.B27.22C         High Yield Portfolio, Adviser Class.
EX-99.B27.23A         Fixed Income Portfolio, Institutional Class.
EX-99.B27.23B         Fixed Income Portfolio, Investment Class.
EX-99.B27.23C         Fixed Income Portfolio, Adviser Class.
EX-99.B27.24A         Special Purpose Fixed Income Portfolio, Institutional Class.
EX-99.B27.24B         Special Purpose Fixed Income Portfolio, Investment Class.
EX-99.B27.25A         Multi-Asset-Class Portfolio, Institutional Class.
EX-99.B27.25B         Multi-Asset-Class Portfolio, Investment Class.
EX-99.B27.26          Mid-Cap Growth Portfolio, Adviser Class.

